Prospectus

SecurePath for Life Product

This prospectus describes the SecurePath for Life Product, a flexible premium deferred annuity (the “Product” or the “Contract”) offered by Transamerica Life Insurance Company (“TLIC”) in all jurisdictions except New York, or by Transamerica Financial Life Insurance Company (“TFLIC”) in New York. The Contract may be offered as an individual annuity contract or as an interest in a group annuity contract. (When the Contract is offered as a group annuity, “Contract” also refers to any certificate providing rights and benefits to an individual Participant designated in the certificate under the group annuity contract.) Unless otherwise specified, references to a “Company” refer to the applicable issuing company of a Contract. The Contractholder should refer to the first page of the policy form for the name of the Company issuing the Contract.

This prospectus describes important features of the SecurePath for Life Product and what you should consider before investing in the Product. The SecurePath for Life Product or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations. For more information about variations applicable to your state please refer to your Contract.

The Contracts are sold by the Company to retirement plans and accounts qualifying for federal tax benefits under sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may make contributions to the Contract subject to the Company’s underwriting guidelines and the Code. Currently, the SecurePath for Life Product is available to fund:

•	an employment based retirement plan or arrangement;

•	a custodial account established as an Individual Retirement Account (“IRA”), that holds an annuity initially funded by a rollover transaction from retirement plans or arrangements, including, but not limited to, retirement plans funded by the Contract.

Participant contributions will be directed to an applicable Variable Investment Option based upon the Participant’s age. Each Variable Investment Option is a subaccount of Separate Account VA FF, in the case of Contracts issued by TLIC, or TFLIC Pooled Account No. 44, in the case of Contracts issued by TFLIC. The Variable Investment Options currently available to participants invest in underlying target retirement date mutual funds. Currently, participant contributions will be directed to a Variable Investment Option that invests in one of a series of Vanguard Target Retirement Funds offered through the Vanguard Group, Inc.

To learn more about the Contracts and the Variable Investment Options, you can obtain a copy of the Statement of Additional Information (“SAI”) dated the date of this prospectus. The SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated into this prospectus by reference. The SAI’s table of contents can be found in Section 10 of this prospectus. The Company may also file other reports with the SEC. You may obtain these documents from the Company without charge by calling (800) 755-5801 (for retirement plan participants) or (866) 306-6343 (for IRA participants). You can also obtain copies of these documents from our website at www.divinvest.com (for retirement plan participants) or www.securepathbytransamerica.com (for IRA participants) or from the Securities and Exchange Commission’s website at http://www.sec.gov.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference. The accompanying prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

This prospectus does not constitute an offer to sell or solicitation of an offer to buy the Contracts in any jurisdiction in which such offer may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

August 16, 2010

Glossary

The following is a glossary of key terms used in this Prospectus. These terms may be used throughout the Prospectus in the descriptions of the benefits and features of the SecurePath for Life Product.

Account:  An account maintained for a Contractholder or Participant, as applicable, in which is recorded the number of Units held.

Account Value:  The total value of an Account, equal to the value of the investment in a Variable Investment Option. The Account Value will go up or down based on the performance of the Variable Investment Options.

Accumulation Period:  The Accumulation Period for each Participant is the period during which the Participant may make Contributions into the Participant’s Account. It begins when the Participant makes an initial Contribution into the Account and ends on the Participant’s Annuity Purchase Date, or earlier termination or full withdrawal of the Account.

Annual Period:  Each Annual Period for purposes of withdrawal of the Guaranteed Income Amount runs from the date of the Participant’s birthday to the last Business Day immediately preceding the Participant’s next birthday.

Annual Step-Up:  The date that the Participant’s Income Base is increased to the Account Value if, as of that date, the Account Value is greater than the Income Base. The Annual Step-Up takes place as of the Participant’s Birthday each year, or, if this date is not a Business Day, then the Annual Step-Up will be the next Business Day immediately after the Participant’s birthday.

Annuity Purchase Date:  The date a Participant elects to purchase a Fixed Annuity.

Beneficiary:  The person(s) or entity that a Participant selects to receive the Death Benefit.

Benefit Age:  The Benefit Age is equal to either: (i) the age of the Participant as of the Participant’s last birthday if single life coverage is elected; or (ii) the age of the younger of the Participant or the Participant’s spouse as of each of their last birthdays if joint coverage is elected.

Blended Guaranteed Income Rate:  A weighted average of the Guaranteed Income Rates applicable with respect to each Incremental Contribution. The Blended Guaranteed Income Rate is used to determine the Guaranteed Income Amount for an Annual Period. Incremental Contributions after a change in the Guaranteed Income Rate Table and/or after the Lock-In Date may establish a Blended Guaranteed Income Rate, as further described in “Section 3 — Guaranteed Income Amount — Blended Guaranteed Income Rate.”

Business Day:  A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). A Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes earlier.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The individual or group variable annuity contracts offered by the Company as described in this Prospectus.

Contractholder:  The individual, employer, trust or association to which an annuity contract has been issued.

Contribution:  The amount contributed to the SecurePath for Life Product on behalf of a Participant. Contributions may include Participant contributions, Plan sponsor contributions, and transfers (including rebalancing transfers). Generally, subject to limits of the Code, the terms of the Contract, and, if applicable, the employer’s Plan, a Participant can make additional Contributions at any time during the Accumulation Period.

Death Benefit:  Upon a Participant’s death during the Accumulation Period, the Beneficiary designated by the Participant is entitled to receive the Account Value as the death benefit.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

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Excess Withdrawal:  A withdrawal that reduces the Participant’s Income Base. Prior to the Lock-In Date, all withdrawals are Excess Withdrawals. After the Lock-In Date, withdrawals in excess of the Guaranteed Income Amount for an Annual Period will constitute Excess Withdrawals (subject to an exception for certain required minimum distributions). See “Section 3 — Guaranteed Income Amount.”

Fixed Annuity:  An annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

Guaranteed Income Amount:  Under the terms of the SecurePath for Life Product, an amount that a Participant may receive each Annual Period for the Participant’s life (or if the Participant has elected joint coverage, for the lives of the Participant and the Participant’s spouse), first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount equals a Participant’s Blended Guaranteed Income Rate multiplied by the Income Base, and will be adjusted to reflect subsequent Contributions, Excess Withdrawals, and changes in the Income Base as of the Annual Step-Up. See “Section 3 — Guaranteed Income Amount.”

Guaranteed Income Rate:  The percentage rate applicable to an Incremental Contribution as set forth in the applicable Guaranteed Income Rate Table. At the Lock-In Date and thereafter, each Incremental Contribution (whether it occurred before or after the Lock-In Date) will be attached to a Guaranteed Income Rate based upon: (i) the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, (ii) the Benefit Age of the Participant at the Lock-In Date, or at the time of the Incremental Contribution if it is made after the Lock-In Date, and (iii) whether the Participant has elected single life or joint coverage.

Guaranteed Income Rate Table:  A table of Guaranteed Income Rates applicable under the SecurePath for Life Product, which vary based on the Participant’s Benefit Age and the election of single life or joint coverage.

Guarantee Value:  The Guarantee Value shall be equal to the present value of the aggregate Guaranteed Income Amount payments assuming: (i) the Guaranteed Income Amount is calculated based upon the Income Base as of the effective date of the distribution; (ii) if the Participant has not yet established a Lock-In Date, the Participant establishes a Lock-In Date on the later of the Participant’s next birthday or the Participant’s 65th birthday; (iii) mortality assumptions are based on the Annuity 2000 Basic mortality table with projection; and (iv) the interest rate is based on the 10-year Treasury constant maturity rate + 2.00%, as of the effective date. See “Section 3 — Guaranteed Income Amount — Portability.”

Income Base:  The Income Base is used to determine the Guaranteed Income Amount. A Participant’s Income Base is equal to the initial Contribution to the Participant’s Account, and is subsequently adjusted for (i) additional Contributions, (ii) withdrawals and transfers out of the Account that constitute Excess Withdrawals, and (iii) the Annual Step-Up. See “Section 3 — Guaranteed Income Amount — Income Base.”

Income Base Adjustment:  The amount by which the Income Base is reduced with respect to an Excess Withdrawal. See “Section 3 — Guaranteed Income Amount.”

Incremental Contribution:  That portion of a Contribution that exceeds any Outstanding Excess Withdrawals at the time of Contribution. For avoidance of doubt, the first Contribution to the SecurePath for Life Product is an Incremental Contribution.

IRA:  An Individual Retirement Account within the meaning of Section 408 or 408A of the Code. This Contract must be issued to a custodial account established as an IRA.

Lock-In Date:  The Business Day that a Participant elects to lock in the Guaranteed Income Amount under the SecurePath for Life Product. A Participant must be at least age 55 to elect a Lock-In Date.

Maturity Date:  The latest date on which the Company may begin to make annuity payments to an IRA Participant. The Maturity Date is the earlier of the date of the IRA Participant’s 105th birthday, or the applicable date specified under the Contract.

Outstanding Excess Withdrawals:  The total amount of outstanding Excess Withdrawals that have not been paid back by a subsequent Contribution. A record of Outstanding Excess Withdrawals is maintained from the time

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of the Participant’s initial Contribution until the Participant has made an Excess Withdrawal depleting the Account Value to zero.

Participant:  An individual participant under a Contract issued to or adopted by the individual’s employer or plan sponsor or an individual participating under a Contract issued to a custodial account established as an IRA.

Plan:  A retirement plan or program under which benefits are to be provided pursuant to a Contract from amounts contributed by the Plan sponsor or by Plan Participants.

Pooled Account:  For TFLIC Contracts — Contributions allocated to the Variable Investment Options are held by TFLIC in a separate account called TFLIC Pooled Account No. 44. For TLIC Contracts — Contributions allocated to the Variable Investment Options are held by TLIC in a separate account called Separate Account VA FF. A Pooled Account is a segregated asset account of the Company; its assets are not commingled with the general assets and obligations of the Company.

SecurePath Service Center:  Plan Participants should contact their Plan’s retirement plan provider at the below address. IRA Participants should contact Transamerica Retirement Management at the below address.

For Plan Participants:	Diversified Investment Advisors, Inc. 440 Mamaroneck Avenue Harrison, NY 10538 1-800-755-5801

For IRA Participants:	Transamerica Retirement Management P.O. Box 2485 St. Paul, MN 55102-9988 1-866-306-6343

Settlement Phase:  A Participant’s interest in the SecurePath for Life Product enters the Settlement Phase during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time. See “Section 3 — Guaranteed Income Amount — Settlement Phase.”

Statement of Additional Information:  A document containing certain additional information about the Contract. The Statement of Additional Information has been filed with the Securities and Exchange Commission, and it is legally a part of this Prospectus.

Target Date Funds:  The Vanguard Target Retirement Funds, which are registered mutual funds made available by the Vanguard Group.

TCI:  Transamerica Capital, Inc., a registered broker-dealer, and an affiliate of the Company.

TFLIC:  Transamerica Financial Life Insurance Company, a New York life insurance company.

TLIC:  Transamerica Life Insurance Company, an Iowa life insurance company.

Unit:  The measure by which a Participant’s Account Value is determined.

Underlying Funds:  The registered mutual funds that are purchased by the Variable Investment Options pursuant to the terms of the Contracts, including the Target Date Funds. See “Section 2 — Investment Options.”

Variable Investment Option:  When a Participant makes Contributions to an Account, those Contributions are directed to a Variable Investment Option based upon the Participant’s birth year. Each Variable Investment Option holds shares of an Underlying Fund. These shares are held in the Pooled Account. The division of the Pooled Account that invests in a particular Underlying Fund may also be referred to as a subaccount of the Pooled Account.

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Summary of Contract Expenses

Fees and Expenses

The following table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses. State premium taxes(1) may also be deducted upon the purchase of a Fixed Annuity under the Contract.

	Maximum	Current

Annual Contract Fee(2)	$50	$0
Pooled Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge(3)	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

(1)	State premium taxes currently range from 0% to 3.5%.

(2)	The Company reserves the right to deduct an annual contract charge from a Participant’s Account in accordance with the provisions of the Contract. The Company has no present intention to impose such a charge, but it may do so in the future.

(3)	The Company reserves the right to charge a maximum guaranteed income benefit charge of up to 1.40% upon 90 days’ prior written notice of the change.

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds during the Funds’ last fiscal year that you may pay periodically during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in the Prospectus for each Underlying Fund.

	Lowest	Highest

Total Annual Underlying Fund Operating Expenses(4)(5)	0.17%	0.41%

(4)	The portfolio operating expenses used to prepare this table were provided to the Company by the Underlying Funds. The Company has not independently verified such information. Current or future expenses may be greater or less than those shown.

(5)	The Target Date Funds are asset allocation funds that invest in other underlying mutual funds — i.e., each Target Date Fund is a “fund of funds.” A “fund of funds” typically allocates its assets, within predetermined percentage ranges, among certain other mutual fund portfolios (each such portfolio an “acquired fund”). In determining the range of portfolio operating expenses, the Company took into account the combined actual expenses for each Target Date Fund and the portfolios in which it invests. The combined expense information presented here reflects the acquired fund fees and expenses — including management fees and other expenses — borne by the Target Date Funds. See the prospectus for the Target Date Funds for a presentation of the applicable acquired fund fees and expenses.

Expense Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include pooled account annual expenses and Underlying Fund fees and expenses.

The example assumes that you invest $10,000 in the Contract for the time periods indicated, and that you withdraw the full Account Value from your Account at the end of the period. The example also assumes that your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any Variable Investment Option’s future performance), and assumes the maximum fees and expenses of any of the Underlying Funds. The first example assumes that we charge the maximum Total Pooled

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Account Annual Expenses of 1.95%, and the second example assumes that we charge the current Total Pooled Account Annual Expenses of 1.45%.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: Maximum Charges

1 Year	3 Years	5 Years	10 Years

$245	$755	$1,291	$2,756

Example 2: Current Charges

1 Year	3 Years	5 Years	10 Years

$190	$588	$1,011	$2,190

Financial Statements

Company financial statements are available in the Statement of Additional Information. The Statement of Additional Information may be obtained without charge by calling the applicable SecurePath Service Center. The Pooled Accounts had not commenced operations as of the date of this Prospectus, and therefore neither the financial statements of the Pooled Accounts nor a table of Unit values is available as of the date of this Prospectus.

Summary of Sections 1-10

Section 1 — The Contracts

The SecurePath for Life Product is a variable annuity contract issued by the applicable Company. The Contracts are designed and offered as funding vehicles for retirement plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These “tax-qualified plans” include custodial accounts established as IRAs and certain employment based retirement plans and arrangements. Please note: Purchasing the Contract as an investment vehicle for a “tax-qualified plan” does not provide any additional tax advantage beyond that already available through a “tax-qualified plan.” The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.

The Contract may be offered as an individual annuity contract or as an interest in a group annuity contract. When the Contract is issued as a group annuity contract to a Plan Contractholder, the Contractholder is the employer, trust or association, and an individual Participant will have rights and benefits governed by the Contract issued to the Plan Contractholder and the terms of the applicable Plan. For the Contract to be used for an IRA, it must be issued to a custodial account.

Section 2 — Investment Options

Upon selecting participation in the SecurePath for Life Product, a Participant will be assigned to a Variable Investment Option based on the Participant’s birth year (a Participant will not have the ability to select another option). The Variable Investment Option in turn invests in a Target Date Fund. The following table shows how a Participant who is currently eligible to invest in the SecurePath for Life Product as of the date of this Prospectus

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would be assigned to a particular Variable Investment Option and also shows the corresponding Vanguard Target Date Fund for that Variable Investment Option.

Birth Year of
Participant	Variable Investment Option	Target Date Fund

1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund
1948-1952	SecurePath for Life 2015	Vanguard Target Retirement 2015 Fund
1943-1947	SecurePath for Life 2010	Vanguard Target Retirement 2010 Fund
1942 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund

Depending upon market conditions, a Participant may earn or lose money in any of the Variable Investment Options. A Participant’s Account Value will vary based upon the investment experience of the Underlying Funds. Past performance is no guarantee of future results.

Section 3 — Guaranteed Income Amount

The SecurePath for Life Product guarantees a Participant’s ability to receive a designated amount (called the Guaranteed Income Amount) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn each Annual Period without affecting future Guaranteed Income Amounts and is calculated by multiplying the Blended Guaranteed Income Rate by the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. Each Excess Withdrawal reduces the Income Base by the amount of the Income Base Adjustment, which is at least equal to the amount of the Excess Withdrawal but could be higher than the amount of the Excess Withdrawal under certain circumstances. Excess Withdrawals reduce a Participant’s Guaranteed Income Amount for future periods, and an Excess Withdrawal that reduces the Participant’s Income Base to zero would terminate the guaranteed minimum withdrawal benefit. On the Annual Step-Up each year, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Account Value.

The SecurePath for Life Product is designed to provide an annual income amount for life. Before starting withdrawals of the Guaranteed Income Amount by electing a Lock-In Date, a Participant must attain age 55 (a spouse must also attain age 50 for the Participant to begin withdrawals of the Guaranteed Income Amount under joint coverage). Any withdrawal of the Guaranteed Income Amount from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. A penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account to the extent they are also withdrawn from the Plan. See “Section 9 — Tax Information.”

The Company has currently established a Guaranteed Income Rate Table under which the Guaranteed Income Rates start at 3.50% at age 55 for single life coverage, increase by 0.1% per year of age until reaching a maximum Guaranteed Income Rate of 5.5% at age 75 for single life coverage. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables under which the Guaranteed Income Rates could be increased or reduced. Any change to the Guaranteed Income Rate Table will only affect future Incremental Contributions to the Contract. An Incremental Contribution is that portion of a Contribution that exceeds Outstanding Excess Withdrawals at the time of the Contribution.

The Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the SecurePath for Life Product (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s

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Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

Joint coverage is optional and may be elected for no additional charge. Under joint coverage the Guaranteed Income Rate under the current Table is 0.5% lower than the Guaranteed Income Rate under single life coverage, and the Participant’s Benefit Age will be based on the age of the younger of the Participant or the Participant’s spouse.

The Guaranteed Income Amount will be determined on the Lock-In Date based on the applicable Blended Guaranteed Income Rate multiplied by the Income Base. In order to establish a Lock-In Date, the Guaranteed Income Amount must equal at least $250.

Please note: A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.

Of course, a Participant can always withdraw or transfer out, at the Participant’s discretion and subject to the terms of the retirement plan arrangement, an amount up to the Participant’s Account Value in the SecurePath for Life Product.

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. Such a forced distribution from the Contract may negatively impact any guarantee provided by SecurePath for Life, including the receipt of the Guaranteed Income Amount. Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder.

Section 4 — Contributions

A Participant may first make Contributions to the SecurePath for Life Product at the beginning of the calendar year the Participant will turn age 50, but may not be older than age 75 as of the date of the initial Contribution. Once the Participant has met the applicable age qualification at the time of the initial Contribution, a Participant may make additional Contributions thereafter regardless of age, provided that the Participant continues to maintain an Account Value greater than zero.

A minimum Account Value of $2,000 is required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, Participants can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum contribution of $5,000 under a Plan or $2,000 for an IRA.

If a Participant takes a complete withdrawal from the SecurePath for Life Product, the Company may restrict the right to allocate additional Contributions to the SecurePath for Life Product for up to 1 year after the complete withdrawal. The Company reserves the right to cease accepting new Contributions under a Contract at any time.

The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See “Section 9 — Tax Information” for more details.

Section 5 — Charges

The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The Contracts are currently subject to a charge at an annual rate of 1.45%.

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In addition, a Participant will bear the expenses associated with the Underlying Funds, including investment advisory fees and other expenses, that are deducted from the assets of the Underlying Fund.

The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account.

Section 6 — Transfers and Withdrawals

Participants will be assigned to a Variable Investment Option, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract.

A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals.

There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but a Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal or transfer out of the Participant’s Account. A penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account to the extent they are also withdrawn from the Plan.

A Plan Participant that wishes to access amounts in the SecurePath for Life Product in order to fund a Plan loan will be required to initiate a transfer out of the SecurePath for Life Product. Such a transfer will constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the Guaranteed Income Amount available to the Participant for future periods.

Please note: Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.

Section 7 — Annuity Options

A Participant may elect to purchase one of several Fixed Annuity payment options, including a Life Annuity Option and a Fixed Period Annuity Option. Please note: A Participant’s investment in the Contract and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.

Section 8 — Death Benefit

If a Participant dies before purchasing a Fixed Annuity, subject to the terms of any underlying Plan, the selected Beneficiary is entitled to receive the Account Value. If the Account Value has been reduced to zero, no death benefit is payable. Certain retirement arrangements may require payment of the Death Benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In addition, a surviving spouse may be eligible to continue the investment in the SecurePath for Life Product and to receive payments of the Guaranteed Income Amount.

Section 9 — Tax Information

For a Participant in a traditional IRA Contract, generally all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant generally must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year.

For a Participant in a Plan, generally all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Withdrawals prior to severance from employment or attainment of age 59 1/2 may be prohibited or subject to a penalty tax. The effect of federal taxation depends largely upon the type of retirement plan, so a Participant should consult with a tax advisor for more specific information about the tax treatment of Plan withdrawals.

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Section 10 — Other Information

In all jurisdictions except New York, the Contracts are issued by Transamerica Life Insurance Company (TLIC), an Iowa insurance company. The Contracts are issued in New York by Transamerica Financial Life Insurance Company, a New York stock life insurance company. Transamerica Capital, Inc. (“TCI”) is the principal underwriter and distributor of the Contracts, which will be sold by registered representatives who are also licensed insurance agents of the Company. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCI and applicable law who will be licensed insurance agents of the Company.

A Participant who has been issued an individual IRA Contract or certificate may return his or her Contract for a refund, but only if the Participant returns it within a prescribed period, which is generally 10 days (after you receive the Contract), or whatever longer time may be required by state law. This cancellation privilege may not be available for certain employment based retirement plans. The amount of the refund will generally be the amount of the Contribution (for an IRA, the amount of the rollover contribution), plus or minus accumulated gains or losses in the Pooled Account; if state law requires, the Company will refund the original Contribution(s) paid. The Contract will then be deemed void.

Section 1 — The Contracts

Variable Annuity Contracts

The SecurePath for Life Product is a variable annuity contract issued by the Company. Currently, the SecurePath for Life Product is available to fund: (i) an employment based retirement plan or arrangement; and (ii) a custodial account established as an IRA that holds an annuity initially funded by a rollover transaction from retirement plans or arrangements, including, but not limited to, retirement plans funded by the Contract.

The SecurePath for Life Product provides a benefit that permits a Participant who has elected to lock-in the guaranteed lifetime withdrawal benefit under the Contract to receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life, first as withdrawals from the Account and, if necessary, as payments from the Company. (A Participant must be at least age 55 to elect a Lock-In Date.) These withdrawals from the Account are guaranteed by the Company, but are not annuity payments.

The Participant is in the Accumulation Period until the Participant elects to purchase a Fixed Annuity. The date that a Participant elects to begin receiving a Fixed Annuity is the Annuity Purchase Date. On the Annuity Purchase Date, the Accumulation Period and the Participant’s allocation to the Variable Investment Options end. An IRA Participant must elect to receive a Fixed Annuity prior to the Maturity Date (typically the IRA Participant’s 105th birthday, or earlier if required by state law). Before the Maturity Date, a Participant may withdraw the Guaranteed Income Amount in lieu of purchasing a Fixed Annuity.

Eligible Purchasers

The Contracts are designed and offered as funding vehicles for retirement plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These may include custodial accounts established as IRAs and certain employment based retirement plans and arrangements.

Because eligible purchasers of these Contracts already receive the benefits of tax deferral without investing in an annuity contract, it is important to understand that a Participant need not make Contributions under a Contract to gain the benefits of tax deferral provided by an IRA or Plan. Therefore, a Participant should carefully review the features and benefits offered under the SecurePath for Life Product, particularly the potential to receive guaranteed lifetime withdrawals of the Guaranteed Income Amount, in considering whether to make Contributions to the Contract, rather than any benefits relating to tax deferral. The tax advantages available with the Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.

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Ownership

With respect to Plans, the organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. Any eligible Participant who contributes to the Variable Investment Options will be covered by the Contract applicable to a Plan.

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantees provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount. Upon such a forced distribution, a Participant who is not otherwise eligible to rollover the Account Value to an IRA Contract will receive the greater of the Account Value or the Guarantee Value of the Guaranteed Income Amount benefit, if any. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

With respect to IRA Contracts, the Contract is issued to a custodial account established as an IRA. The Contract may be issued as an individual annuity contract or as an interest in a group annuity. If an IRA Contract is issued as a group annuity, then an IRA Participant will receive a certificate shortly after the Participant makes an initial Contribution to the Account, although a Participant may receive the certificate at a later time, as permitted by applicable law. The certificate summarizes the IRA Participant’s benefits under the Contract. As the individual for whom the IRA is established, the IRA Participant is the owner of the Contract and has all decision-making rights under the Contract.

Contributions

The initial Contribution is the amount a Participant contributes under a Contract to purchase the SecurePath for Life Product. A minimum Account Value of $2,000 is required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Subject to the terms of an employer-sponsored Plan or IRA, a Participant can make additional Contributions at any time during the Accumulation Period. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See “Section 9 — Tax Information” for more details. In addition, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum contribution of $5,000 under a Plan or $2,000 for an IRA.

Contracts issued in respect of 401(a), 401(k), 403(b) and 457 plans will accept Contributions attributable to employer or employee contributions to the Plan, rollovers or transfers to the Plan, or reallocations of existing account balances to the credit of Participants. In the case of the Section 408 or 408A IRA Contract, Contributions will be made at the direction of the Participant.

An Account will be established for each Participant which will record the number of Units held in the applicable Variable Investment Options. Contributions will be directed to the applicable Variable Investment Option based upon the Participant’s birth year.

All Participant Contributions credited to a Participant Account are vested and nonforfeitable. Amounts contributed by employers to a Participant Account, which have not vested pursuant to the terms of the applicable Plan, may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable plan, and subject to the requirements of ERISA. Please refer to “Section 4 — Contributions” for additional information.

Rights of the Participant under the Contract

The Contract permits the Participant to elect his/her Lock-In Date and to establish single life or joint coverage for purposes of receiving the Guaranteed Income Amount, to receive a Fixed Annuity in lieu of receiving the Guaranteed Income Amount, to determine the applicable Fixed Annuity option if desired, to make Contributions, to withdraw all or a portion of the Participant’s Account Value, to transfer or withdraw amounts from the Participant’s Account, and to designate Beneficiaries, subject to employer-sponsored Plan or IRA provisions.

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Rights Upon Suspension of Contract or Termination of Plan

403(b) Contract

In the event that Contributions under 403(b) Contracts are discontinued, or a Contractholder terminates its Plan or discontinues Contributions for a Participant or changes to a recordkeeper that cannot support the Contract, the Contractholder shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Account applied under one of the following options: (1) to be held and distributed by the Company in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding vehicle. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the Contractholder’s Account, a Plan Participant may lose the guaranteed lifetime withdrawal benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value. The Guarantee Value represents the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

401(a) Contract/401(k) Contracts

If the Contractholder terminates its Plan, discontinues Contributions, or changes to a recordkeeper that cannot support the Contract, it is the Contractholder’s responsibility to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by the Company in accordance with the terms of the Contract; (2) to be transferred to an alternate funding vehicle, or (3) to purchase deferred, paid-up life annuity benefits for Participants. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the Contractholder’s Account, a Plan Participant may lose the guaranteed lifetime withdrawal benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value.

457 Contracts

If the Contractholder terminates its Plan or discontinues Contributions for a Participant or changes to a recordkeeper that cannot support the Contract, the Contractholder shall give written notice thereof to the appropriate Participants together with notice of the right of the Participant to elect to have the value of his/her Account applied under either of the following options: (1) to be held and distributed by the Company in accordance with the terms of the Contract or (2) to be paid to him/her in cash. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the Account, a Plan Participant may lose the guaranteed lifetime withdrawal benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value.

IRA Contracts

For IRA Contracts, the Participant is the individual for whom the IRA is established. The IRA Participant has all the decision making authority with respect to the IRA account.

All Contracts

If a Participant takes a complete withdrawal from the Account, the Company may restrict the right to make new Contributions as a Participant under a Contract for up to 1 year after the complete withdrawal.

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Failure of Qualification

In the event that a Plan, Plan Contractholder or IRA Participant becomes ineligible for any previously applicable tax benefits under the Code, the Company upon notice shall refuse during the period of such ineligibility to accept Contributions with respect to that Plan or Participant. If a Plan fails to meet applicable rules under the Code, the Internal Revenue Service may make the determination to disqualify a Plan, in which case Participants would receive a distribution of assets from the Plan. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

Transfers and Withdrawals

Participants will be assigned to a Variable Investment Option based on the Participant’s birth year, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract.

A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. Your Plan may permit transfers to other investment options offered by your employer.

There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal. A penalty tax may be payable under the Code upon the early withdrawal of amounts from a Participant’s Account to the extent they are also withdrawn from the Plan. Please refer to “Section 6 — Transfers and Withdrawals” for additional information.

Please note: Transfers out of a Participant’s Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.

Participants may make withdrawals or transfers out of the SecurePath for Life Product in writing or by telephoning the applicable SecurePath Service Center. All Participants should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. The Company will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that the Company fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Rights Reserved by the Company

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders and/or Participants and any appropriate regulatory authority, the Company reserves the following rights:

(1) To operate the Variable Investment Options in any form permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or in any other form permitted by law;

(2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

(3) To transfer any assets in a Variable Investment Option to another Variable Investment Option or to one or more separate accounts, or to add, combine or remove Variable Investment Options;

(4) To substitute, for the interests of the Underlying Funds held by any of the Variable Investment Options, interests in another investment company or any other investment permitted by law; and

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(5) To make any necessary technical changes in the Contract in order to conform with any of the above-described actions or as may be required or permitted by applicable law affecting the Variable Investment Options or the Contracts.

The Company will exercise its right to make any of these changes when, in its judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law. In certain circumstances, such as the liquidation of a Target Date Fund, the Company may transfer assets in a Variable Investment Option to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

Contractholders and Participants will be notified of any material changes in the Contract or in the Variable Investment Options thereunder.

Section 2 — Investment Options

Variable Investment Options

Upon selecting participation in the SecurePath for Life Product, Participant Contributions will be invested in one of the following Variable Investment Options. As a condition to participating in the Contract, a Participant will be assigned to a Variable Investment Option based on the Participant’s birth year. This Variable Investment Option in turn invests in a Target Date Fund. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option. The following table shows how a Participant would be assigned to a particular Variable Investment Option, and also shows the corresponding Vanguard Target Date Fund for that Variable Investment Option.

Birth Year of
Participant	Variable Investment Option	Underlying Fund

1942 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund
1943-1947	SecurePath for Life 2010	Vanguard Target Retirement 2010 Fund
1948-1952	SecurePath for Life 2015	Vanguard Target Retirement 2015 Fund
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund
1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund
1963-1967	SecurePath for Life 2030	Vanguard Target Retirement 2030 Fund
1968-1972	SecurePath for Life 2035	Vanguard Target Retirement 2035 Fund
1973-1977	SecurePath for Life 2040	Vanguard Target Retirement 2040 Fund
1978-1982	SecurePath for Life 2045	Vanguard Target Retirement 2045 Fund
1983-1987	SecurePath for Life 2050	Vanguard Target Retirement 2050 Fund

Each Target Date Fund pursues its investment objectives by investing in other Vanguard mutual funds according to its current asset allocation strategy. The Vanguard Target Retirement Income Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The other Target Date Funds pursue an asset allocation strategy designed for investors planning to retire in or within a few years of the target retirement date. The asset allocation of each Target Date Fund, other than the Retirement Income Fund, will become more conservative over time meaning that the percentage of assets allocated to stocks will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase. Within seven years after the target date noted in the Fund’s name, the Fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. The Vanguard Target Retirement Income Fund maintains a static asset allocation strategy. The Target Retirement Funds available through the Variable Investment Options under the Contract are designed to manage the risk of the Company in offering the guaranteed lifetime withdrawal benefit to Participants.

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Each of the Target Date Funds, other than the Vanguard Target Retirement Income Fund, seeks to provide capital appreciation and current income consistent with its current asset allocation. The Vanguard Target Retirement Income Fund seeks to provide current income and some capital appreciation. The following table describes the target asset allocation of each Target Date Fund. Information is provided for all Target Date Funds that may become available under the contract, although Participants eligible to contribute to the Contract in 2010 would not be assigned to a Target Date Fund beyond the year 2025.

Fund	Current Target Asset Allocation

Vanguard Target Retirement Income Fund	Approximately 30% of assets in stock funds/ approximately 70% in bond funds
Vanguard Target Retirement 2010 Fund	Approximately 51% of assets in stock funds/approximately 49% in bond funds
Vanguard Target Retirement 2015 Fund	Approximately 61% of assets in stock funds/ approximately 39% in bond funds
Vanguard Target Retirement 2020 Fund	Approximately 69% of assets in stock funds/approximately 31% in bond funds
Vanguard Target Retirement 2025 Fund	Approximately 76% of assets in stock funds/approximately 24% in bond funds
Vanguard Target Retirement 2030 Fund	Approximately 84% of assets in stock funds/approximately 16% in bond funds
Vanguard Target Retirement 2035 Fund	Approximately 90% of assets in stock funds/approximately 10% in bond funds
Vanguard Target Retirement 2040 Fund	Approximately 90% of assets in stock funds/approximately 10% in bond funds
Vanguard Target Retirement 2045 Fund	Approximately 90% of assets in stock funds/approximately 10% in bond funds
Vanguard Target Retirement 2050 Fund	Approximately 90% of assets in stock funds/approximately 10% in bond funds

Each Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. To the extent the Target Date Fund invests more of its assets in bonds and short-term investments, it will typically be less volatile than a Target Date Fund investing more of its assets in stocks. See the Prospectus for the Target Date Funds for more information.

Each Target Date Fund is a member of The Vanguard Group. The Vanguard Group Inc., P.O. Box 2600 Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. Vanguard also serves as investment advisor for each of the underlying funds.

Money Market Variable Investment Option for Temporary Investment

A Money Market Variable Investment Option is not currently available for Participant Contributions. However, a Money Market Variable Investment Option is made available under the Contract solely for the purpose of holding investments on a temporary basis in the event that a Target Date Fund were no longer available, due to liquidation, closure, or otherwise. For example, if a Target Date Fund were to liquidate, assets may be transferred to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

The Money Market Variable Investment Option invests in Transamerica Money Market VP, a series of Transamerica Series Trust, a registered investment company. Transamerica Money Market VP is advised by Transamerica Asset Management, Inc., and is sub-advised by Transamerica Investment Management, LLC, each an affiliate of the Company. The Fund’s investment objective is to seek maximum current income from money market

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securities consistent with liquidity and preservation of principal. The Fund invests in high-quality, short-term corporate, bank and government obligations.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds used by the Variable Investment Options, and as such has the right to elect the directors of the Underlying Funds, to vote upon certain matters that are required by law to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, the Company will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders or Participants (as appropriate). The Company will furnish Contractholders or Participants (as appropriate) with the proper forms to enable them to give these instructions.

When the Company receives instructions from Contractholders or Participants (as appropriate), it will vote all of the shares it owns in accordance with those instructions. The Company will vote fund shares for which it does not receive timely instructions in the same proportion as shares for which it receives timely instructions from Contractholders (or Participants). This voting procedure is sometimes called “mirror voting.” The Company will vote all of the shares of a given mutual fund held within the Pooled Account in accordance with these mirror voting procedures, and all such shares will be counted towards a quorum at the Underlying Fund’s shareholder meeting and towards the results of the vote. Under these mirror voting procedures, it is possible that the outcome of the vote will be determined by a small percentage of Contractholders (or Participants). The Company may change these voting procedures if it is required or permitted by federal or state law.

Substitution

The Company may substitute one or more of the Underlying Funds used as investment options. The Company may also cease to allow investments in existing Underlying Funds. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments before taking such actions, and provide any required notices to Contractholders.

When the asset allocation of a Target Date Fund, other than the Vanguard Target Retirement Income Fund, becomes similar to that of the Vanguard Target Retirement Income Fund, which follows a static asset allocation strategy designed for investors currently in retirement, the board of directors of the Target Date Fund may determine that it is in the best interest of Target Date Fund shareholders to combine the Target Date Fund with such Retirement Income Fund. Target Date Fund shareholders will be notified in advance of such a combination, and once the combination occurs, a Participant’s Account Value in a Variable Investment Option that had been invested in a Target Date Fund will instead be invested in the Vanguard Retirement Income Fund. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments for the substitution of the Target Date Fund with the Vanguard Retirement Income Fund.

Section 3 — Guaranteed Income Amount

The SecurePath for Life product guarantees a Participant’s ability to receive a designated amount (called the “Guaranteed Income Amount”) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn annually without affecting future Guaranteed Income Amounts and is calculated by reference to a percentage of a value, called the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. On the Annual Step-Up, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Participant’s Account Value.

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The SecurePath for Life Product is designed to provide an annual income amount for life and may be appropriate for investors who intend to make periodic withdrawals from their Account, and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income.

Please note:

•	A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.

•	A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option. See “Section 7-Annuity Options.”

Income Base

The Income Base is used to calculate the Guaranteed Income Amount that a Participant will be entitled to receive. The Income Base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, is not a minimum return for a Variable Investment Option, and is not a guarantee of Account Value.

When a Participant contributes to a Variable Investment Option, the initial Income Base is equal to the Account Value. The Income Base is subsequently increased by each Participant Contribution made to the SecurePath for Life Product, including new contributions and transfers made from other investment options available in the Participant’s retirement account. The Income Base is subsequently reduced due to a Participant’s withdrawal from the SecurePath for Life Product to the extent it is an Excess Withdrawal (see “Withdrawals” below). Transfers out of the SecurePath for Life Product to other investment options offered in a Plan by the Participant’s Plan sponsor constitute withdrawals for the purposes of this determination.

Each Excess Withdrawal reduces the Income Base by the amount of the “Income Base Adjustment.” The Income Base Adjustment equals the greater of (a) the amount of the Excess Withdrawal, or (b) the amount of the Excess Withdrawal multiplied by the ratio of the Income Base (before the Excess Withdrawal) to the Account Value (before the Account Value is reduced by the amount of the Excess Withdrawal). The Income Base Adjustment may reduce the Income Base by more than the dollar amount of the Excess Withdrawal; in particular, the Income Base Adjustment will be greater than the Excess Withdrawal if the Participant’s Account Value is less than the Income Base. A Participant with an Income Base significantly higher than the Participant’s Account Value should consider that there will be a significant reduction to the value of the guaranteed lifetime withdrawal benefit as a result of an Excess Withdrawal. An Excess Withdrawal that reduces a Participant’s Income Base to zero terminates the guaranteed lifetime withdrawal benefit.

If the Account Value is greater than the current Income Base on the Participant’s birthday (or the next Business Day after the Participant’s birthday, if not a Business Day), then the Participant’s Income Base will be re-set to equal the Account Value on that date. The date of this annual adjustment to the Income Base is referred to as the “Annual Step-Up.”

Example:

All transactions take place prior to the Lock-In Date.

2009 Transactions
Initial Contribution:	$25,000
Initial Income Base:	$25,000
Transfer to another investment option (consisting of an Excess Withdrawal):	$6,000
Account Value on transfer date (before transfer):	$30,000
Ratio of Income Base to Account Value before transfer ($25,000/$30,000) =	0.833333
Account Value on transfer date (after transfer):	$24,000
Income Base after transfer (reduced by $6,000)	$19,000
Account Value on birthday in 2009:	$27,000
Income Base after Annual Step-Up 2009:	$27,000

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This example assumes that the Participant has not established a Lock-In Date. The Participant initially contributed $25,000, and therefore the Participant’s initial Income Base was $25,000. Subsequently, the Participant transferred $6,000 out of the Account to another investment option. At the time of the transfer, the Account Value had increased to $30,000 due to market appreciation. The ratio of the Income Base to the Account Value is 0.833333 as of the transfer date. After the transfer, the Participant’s Account Value was reduced to $24,000 — $30,000 minus $6,000 (the amount of the transfer). At the same time, the Income Base ($25,000) was reduced by the $6,000 Income Base Adjustment to $19,000. The Income Base Adjustment is equal to the full amount of the transfer because the $6,000 transfer is greater than the $6,000 amount multiplied by the ratio of the Income Base to the Account Value before the transfer (0.833333). On the Participant’s birthday in 2009, the Account Value had grown to $27,000 due to market appreciation. The Participant’s Income Base was re-set to $27,000 (the greater of the current Income Base and the current Account Value) on the Annual Step-Up.

2010 Transactions
2009 Income Base:	$27,000
Transfer from another investment option:	$5,000
Account Value on transfer date (before transfer):	$25,000
Account Value on transfer date (after transfer):	$30,000
Income Base after transfer ($27,000+$5,000):	$32,000
Account Value on birthday in 2010:	$26,000
Income Base in 2010:	$32,000

In 2010, assume that the Participant transferred $5,000 from another investment option, increasing the Account Value as of that date to $30,000. The Income Base is also increased by $5,000 to $32,000. On the Participant’s birthday in 2010, the Account Value had fallen to $26,000 due to market depreciation. The Participant’s Income Base remains at $32,000, since the Account Value as of the Annual Step-Up is not greater than the Income Base.

2011 Transactions
2010 Income Base:	$32,000
Transfer to another investment option (consisting of an Excess Withdrawal):	$5,000
Account Value on transfer date (before transfer):	$26,000
Ratio of Income Base to Account Value ($32,000/$26,000):	1.230769
Account Value on transfer date (after transfer):	$21,000
Income Base after transfer ($32,000 — $6,153.85):	$25,846.15

In 2011, assume that the Participant transfers $5,000 out of the Account to another investment option. Just prior to the time of the transfer, the Account Value equals $26,000. The Participant’s Income Base is reduced by an Income Base Adjustment of $6,153.85 (the greater of $6,000 or $6,000 multiplied by the ratio of the Income Base to the Account Value (1.230769 x $6,000 = $6,153.85)). After the transfer, the Participant’s Income Base is $25,846.15 ($32,000 — $6,153.85).

Timing of Income Base Updates

Transactions effecting a change in a Participant’s Income Base will be reflected in the Income Base calculation generally within 48 hours. Participants seeking to establish a Lock-In Date are advised to confirm the applicable Income Base and Guaranteed Income Amount with the Company, if they have made a Contribution or withdrawal within the past 48 hours. Participants that make Contributions or withdrawals within 48 hours of a scheduled withdrawal of the Guaranteed Income Amount may not see any applicable increase or decrease in the Guaranteed Income Amount reflected until the next scheduled Guaranteed Income Amount withdrawal.

Guaranteed Income Rate Table

The Company may maintain one or more Guaranteed Income Rate Tables, each of which sets forth a series of percentage rates called the Guaranteed Income Rates. The Guaranteed Income Rates vary depending on the

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Participant’s Benefit Age and whether the Participant has elected single life or joint coverage. Each Contribution that a Participant makes will be attached to a Guaranteed Income Rate Table at the time of the Contribution.

The Guaranteed Income Rate Table currently in effect as of the date of this Prospectus is set forth below. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables, under which the Guaranteed Income Rates could be increased or reduced, depending upon changes in the interest rate environment and overall market conditions. The Company will provide at least 30 days’ prior written notice of any change to the Guaranteed Income Rate Table. Any change to the Guaranteed Income Rate Table will not be applied to existing Contributions, and will only affect future Incremental Contributions to the Contract (as further described below).

Guaranteed Income Rate Table

		Joint (Based Upon the Age of
Age at Lock-in Date	Single	the Younger Spouse)

Less than 50	N/A	N/A
50-54	N/A	3.00%*
55	3.50%	3.00%
56	3.60%	3.10%
57	3.70%	3.20%
58	3.80%	3.30%
59	3.90%	3.40%
60	4.00%	3.50%
61	4.10%	3.60%
62	4.20%	3.70%
63	4.30%	3.80%
64	4.40%	3.90%
65	4.50%	4.00%
66	4.60%	4.10%
67	4.70%	4.20%
68	4.80%	4.30%
69	4.90%	4.40%
70	5.00%	4.50%
71	5.10%	4.60%
72	5.20%	4.70%
73	5.30%	4.80%
74	5.40%	4.90%
75+	5.50%	5.00%

*	A Participant must attain age 55 to elect a Lock-In Date, and a spouse must attain age 50 for a participant to elect a Lock-In Date under Joint Coverage.

For any Contribution after the Company has established more than one Guaranteed Income Rate Table, the Guaranteed Income Rate Table that applies to the Contribution will depend on whether it is an “Incremental Contribution”, which is that portion of a Contribution that exceeds all Outstanding Excess Withdrawals at the time of Contribution. Outstanding Excess Withdrawals are equal to the total amount of outstanding Excess Withdrawals that have not been “paid back” by a subsequent Contribution. For avoidance of doubt, a Participant’s initial Contribution to the SecurePath for Life Product is an Incremental Contribution.

An Incremental Contribution will be attached to the Guaranteed Income Rate Table in effect at the time of the Incremental Contribution. A Contribution (or any portion of that Contribution) that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated as of the Participant’s last Incremental Contribution.

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Blended Guaranteed Income Rate

A Participant’s Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the SecurePath for Life Product (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

The Blended Guaranteed Income Rate will be calculated pursuant to the following formula:

(A+B+C...)/Sum of all Incremental Contributions
(after giving effect to the new Incremental Contribution) where

A = Sum of Incremental Contributions under Guaranteed Income Rate Table 1 multiplied by the applicable Guaranteed Income Rate under Table 1

B = Sum of Incremental Contributions under Guaranteed Income Rate Table 2 multiplied by the applicable Guaranteed Income Rate under Table 2

C = Sum of Incremental Contributions under Guaranteed Income Rate Table 3 multiplied by the applicable Guaranteed Income Rate under Table 3

The Blended Guaranteed Income Rate is calculated based upon the Guaranteed Income Rate Table attached to each Incremental Contribution; increases in the Income Base due to the Annual Step-Up are not considered Contributions and are not considered in calculating the Blended Guaranteed Income Rate.

* * * * *

Example 1:

Guaranteed Income Rate Table 1 is in effect.

Contribution on January 1, 2010:	$20,000
Guaranteed Income Rate for age 61 under Table 1:	4.10%
Participant Age on April 1, 2010:	61
Lock-In Date	April 1, 2010
Blended Guaranteed Income Rate on Lock-In Date:	4.10%

In this example, the Participant elects a Lock-In Date of April 1, 2010 at the age of 61, and selects single life coverage. Because all Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this Prospectus), the Blended Guaranteed Income Rate will equal the amount specified in Guaranteed Income Rate Table 1 as applicable to a Participant aged 61 who has elected single life coverage.

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Example 2:

January 1, 2011:  Guaranteed Income Rate Table 2 is in effect.

Assume that the Participant in Example 1 above does not elect a Lock-In Date on April 1, 2010, and makes the following transactions.

Contribution on January 1, 2010 under Table 1:	$20,000
Excess Withdrawal on February 1, 2011:	$5,000
Income Base* after Excess Withdrawal ($20,000 — $5,000):	$15,000
Contribution on July 1, 2011 (Table 2 is in effect):	$10,000
Incremental Contribution on July 1, 2011:	$5,000
Income Base* after Contribution ($15,000 + $10,000):	$25,000
Guaranteed Income Rate for age 62 under Table 1:	4.20%
Guaranteed Income Rate for age 62 under Table 2:	4.30%

Participant Elects to Lock-In on August 1, 2011 (Age 62):

Income Base* on Lock-In Date:	$25,000
Blended Guaranteed Income Rate on Lock-In Date	4.22%

Equals ($840 + 215)/$25,000:
Equals A+B, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1 = $840

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2 = $215

Sum of the Incremental Contributions = (20,000 + 5,000)

Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x Blended Guaranteed Income Rate of 4.22%)

*	We have assumed no changes in the Account Value in order to simplify the example.

In this example, the Participant elects a Lock-In Date of August 1, 2011 at the age of 62, and selects single life coverage. Because Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this Prospectus) and Guaranteed Income Rate Table 2, the Blended Guaranteed Income Rate will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. Here the Participant must pay back the Outstanding Excess Withdrawal of $5,000 before the Incremental Contribution attaches to the new Guaranteed Income Rate Table 2. Therefore, only $5,000 ($10,000 Contribution -$5,000 Outstanding Excess Withdrawal) will be attached to Guaranteed Income Rate Table 2; the previous Incremental Contributions of $20,000 will be attached to the prior Guaranteed Income Rate Table 1. The Blended Guaranteed Income Rate on the Lock-In Date is 4.22%.

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Example 3:

January 1, 2012:  Guaranteed Income Rate Table 3 is in effect.

Assume that the same Participant in Examples 1 and 2 above has not elected a Lock-In Date and makes the following transactions.

Contribution on January 1, 2010 under Table 1:	$20,000
Excess Withdrawal on February 1, 2011:	$5,000
Contribution on July 1, 2011 (Table 2 is in effect):	$10,000
Incremental Contribution on July 1, 2011:	$5,000
Income Base* after July 1, 2011 Contribution ($15,000 + $10,000):	$25,000
Incremental Contribution on February 1, 2012 (Table 3 is in effect):	$5,000
Income Base* after February 1, 2012 Contribution ($25,000 + $5,000):	$30,000
Income Base after Annual Step-Up on March 1, 2012:	$32,000
Guaranteed Income Rate for age 63 under Table 1:	4.20%
Guaranteed Income Rate for age 63 under Table 2:	4.30%
Guaranteed Income Rate for age 63 under Table 3:	4.25%

Participant Elects to Lock-In on April 1, 2012 (Age 63):

Income Base* on Lock-In Date:	$32,000
Blended Guaranteed Income Rate on Lock-In Date	4.225%

Equals ($840 + 215 + $212.50)/$30,000:
Equals A+B+C, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1 = $840

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2 = $215

C = $5,000 Incremental Contribution multiplied by 4.25% Guaranteed Income Rate under Table 3 = $212.50

Sum of the Incremental Contributions = (20,000 + 5,000 + 5,000)

Guaranteed Income Amount on Lock-In Date = $1,352 (Income Base of 32,000 x Blended Guaranteed Income Rate of 4.225%)

*	We have assumed no changes in the Account Value in order to simplify the example.

In this example, the Participant elects a Lock-In Date of April 1, 2012 at the age of 63, and selects single life coverage. Because Contributions have been made under three different Guaranteed Income Rate Tables, the Blended Guaranteed Income Rate will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. The Annual Step-Up on March 1, 2012, does not affect the calculation of the Blended Guaranteed Income Rate. The Blended Guaranteed Income Rate on the Lock-In Date is 4.225%.

* * * * *

If the Participant does not have any Outstanding Excess Withdrawals, then the Guaranteed Income Rate applied to Contributions made after the Lock-In Date is based on the Participant’s Benefit Age at the time of the additional Incremental Contribution and the Guaranteed Income Rate Table then in effect. See “Contributions After the Lock-In Date” for further information regarding the calculation of the Blended Guaranteed Income Rate if Contributions are made after the Lock-In Date.

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Lock-In of Guaranteed Income Amount

The Guaranteed Income Amount will initially be determined on the Lock-In Date, based on the Blended Guaranteed Income Rate multiplied by the Income Base. The Guaranteed Income Amount must equal at least $250. The Guaranteed Income Amount will subsequently be recalculated based on any change in the Income Base or the Blended Guaranteed Income Rate due to Contributions, Excess Withdrawals or the Annual Step-Up.

The Guaranteed Income Amount is the amount that the Company guarantees that a Participant will receive annually for life after the Lock-In Date, first as withdrawals from the Account Value and, if necessary, as payments from the Company. A Participant can receive a payment equal to the Guaranteed Income Amount during each Annual Period, even if market performance and/or previous withdrawals consisting solely of the annual Guaranteed Income Amount have reduced that Participant’s Account Value to $0. Before the Lock-In Date, the Guaranteed Income Amount is zero.

A Participant must be at least age 55 and, if applicable, must be entitled to make withdrawals under the terms of any applicable Plan to elect a Lock-In Date. A spouse must also attain age 50 for a Participant to elect a Lock-In Date and establish joint coverage. Typically, a Plan Participant must have retired or terminated employment to begin taking withdrawals of the Guaranteed Income Amount after the Lock-In Date. For some Plans, a Plan Participant may elect to take so-called “in-service” withdrawals from the Plan while continuing to be employed, provided that the Participant is at least age 59 1/2. A Participant seeking to establish a Lock-In Date and take in-service withdrawals of the Guaranteed Income Amount must be fully vested in his or her Account Value in the SecurePath for Life Product under the terms of the applicable Plan. Once elected, a Lock-In Date cannot be changed.

At the Lock-In Date, the Participant must make the following elections: (i) to establish joint or single life coverage; and (ii) to establish the automated payment schedule for withdrawals of the Guaranteed Income Amount (monthly, quarterly, or annually). If the Participant’s Plan is subject to spousal consent rules, the Participant must obtain a notarized spousal consent to the withdrawals of the Guaranteed Income Amount, in accordance with the provisions of the Plan. The foregoing elections and consents must be made in writing on the applicable Lock-In form provided by the SecurePath for Life Service Center.

Contributions After the Lock-In Date

After the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Additional Contributions will be applied to increase the Guaranteed Income Amount. The new Guaranteed Income Amount will be equal to the Income Base (after giving effect to the additional Contribution) multiplied by the then-effective Blended Guaranteed Income Rate. A Contribution after the Lock-In Date may change the Blended Guaranteed Income Rate. The portion of the new Contribution that is an Incremental Contribution (meaning that portion which is greater than Outstanding Excess Withdrawals) will be: (i) attached to the Guaranteed Income Rate Table then in effect; and (ii) will receive the Guaranteed Income Rate from that table that would apply based upon the Participant’s Benefit Age at the time of the Incremental Contribution. If the Participant makes an Incremental Contribution after the Lock-In Date after attaining a higher Benefit Age, the Participant will receive the benefit of the higher Guaranteed Income Rate applicable to that Benefit Age under the then-effective Guaranteed Income Rate Table.

The following examples assume the Participant has elected a Lock-In Date of January 1, 2010 at age 62, and has elected single life coverage. Based on the Participant’s Benefit Age, and the election of single life coverage, the Participant would be entitled to a Blended Guaranteed Income Rate of 4.20% (assuming all Contributions were under the currently effective Guaranteed Income Rate Table). The Participant has made Incremental Contributions of $100,000 and has an Income Base of $100,000 as of the Lock-In Date. The examples assume that there is no change to the Guaranteed Income Rate Table during the period.

Example 1:

The day after the Participant’s 63rd birthday, the Participant transfers an additional $10,000 into the Contract. At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. Assuming the Participant’s total Incremental Contributions equal $100,000 immediately prior to the new Incremental Contribution, this would change the Blended Guaranteed Income Rate to 4.2091% (4.20% * $100,000 + 4.30% * $10,000) / ($100,000 + 10,000). Assuming the Participant’s

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Income Base is $110,000 ($100,000 + $10,000 contribution), this would increase the Guaranteed Income Amount to $4,630 (the new Blended Guaranteed Income Rate of 4.2091% * $110,000 Income Base).

If the Participant has any Outstanding Excess Withdrawals, a subsequent Contribution after the Lock-In Date that is not an Incremental Contribution will not be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age. A Contribution after the Lock-In Date that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated after the last Incremental Contribution. A subsequent Contribution that is greater than previous Outstanding Excess Withdrawals will be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age, but only with respect to that portion of the Contribution that is an Incremental Contribution.

Example 2:

The same assumptions from above apply, except that the Participant takes an Excess Withdrawal of $3,000 during the first Annual Period. This Excess Withdrawal reduces the Participant’s Income Base by $3,000 to $97,000. After the Excess Withdrawal, the Participant’s Guaranteed Income Amount is 4.2% multiplied by $97,000, or $4,074.

The day after the Participant’s 63rd birthday, the Participant transfers an additional $12,000 into the Contract which increases the Participant’s Income Base to $109,000 ($97,000 + $12,000 contribution). At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. The higher Guaranteed Income Rate will only apply to the $9,000 Incremental Contribution, because the Participant had to “pay back” the previous Outstanding Excess Withdrawal of $3,000. Applying the 4.3% Guaranteed Income Rate to the Incremental Contribution of $9,000 and the 4.2% Guaranteed Income Rate to prior total Incremental Contributions, the Participant now has a Blended Guaranteed Income Rate of 4.2083% ($100,000 * 4.20% + $9,000 * 4.30%) / ($100,000 + 9,000). With the Participant’s Income Base at $109,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,587 (4.2083% * $109,000).

Example 3:

Now assume that instead of making a contribution of $12,000 after the Participant’s 63rd birthday as in Example 2, the Participant transfers only an additional $2,000 into the Contract. This transfer would increase the Participant’s Income Base to $99,000 ($97,000 + $2,000 contribution). At the age of 63, the Participant would be entitled to a Guaranteed Income Rate of 4.30% on any Incremental Contributions. However, in this example, the Participant has not “paid back” Outstanding Excess Withdrawals, and the 4.2% Guaranteed Income Rate will continue to apply to the $2,000 Contribution (the Blended Guaranteed Income Rate in effect for the last Incremental Contribution). With the Participant’s Income Base at $99,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,158 (4.2% * $99,000).

Election of Joint Coverage

On the Lock-In Date, a Participant must make an election to establish joint or single life coverage. Joint coverage provides a Participant and the Participant’s spouse with the Guaranteed Income Amount annually, until the later of the death of the Participant or the Participant’s spouse. A Participant may elect joint coverage provided that he or she has attained the minimum age of 55 years old, and the Participant’s spouse is at least 50 years old, on the Lock-In Date. There is no additional charge for joint coverage, but a lower Guaranteed Income Rate will apply if a Participant elects joint coverage. In addition, the Guaranteed Income Rate will be based on the Participant’s Benefit Age, which is the age of the younger of the Participant or the Participant’s spouse if joint coverage applies.

Example:

Your age:	67
Your spouse’s age:	56
Benefit Age:	56
Income Base as of Lock-In Date:	$100,000
Guaranteed Income Rate* (from current Table):	3.10%
Guaranteed Income Amount:	$3,100

*	Example assumes no changes to the Guaranteed Income Rate Table during the times of Contributions.

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Joint coverage can only apply to the person a Participant is legally married to on the Lock-In Date, and can only apply in a retirement account if the spouse has also been designated as the beneficiary of the Plan or IRA account. The Company must receive proof of marriage and the spouse’s birth certificate in order to establish joint coverage.

Joint coverage may be available for a same-gender spouse recognized under applicable state law. However, for Plan Participants, the Plan rules control whether an individual is recognized as a spouse and is therefore eligible for the joint benefit. In addition, provisions of federal tax law do not recognize same-sex marriages, and these rules may limit or prevent a same-gender spouse from receiving all or a portion of the Guaranteed Income Amount after the Participant’s death. Same-sex marriage partners should consult with a tax or legal advisor before electing joint coverage for a same-gender spouse.

The election to establish joint coverage is irrevocable after the Lock-In Date, and a Participant may not add or remove joint coverage after the Lock-In Date. Joint coverage will not apply to a new spouse that a Participant marries after the Lock-In Date, following divorce or the death of a spouse. If a Participant divorces the designated spouse, the Account Value and the applicable Income Base will be allocated between the Participant and the designated spouse as directed by court decree or other valid legal order.

If a Participant has maintained an investment in the SecurePath for Life Product, and dies before establishing a Lock-In Date, the assets in the Account will be held in the name of the surviving Beneficiary that has been directed. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s Plan or IRA. If the surviving spouse maintains an investment in the Contract, the Participant’s Birthday will continue to be used to determine Annual Step-Ups. The surviving spouse will be entitled to elect a Lock-In Date after attaining the age of 55. At the Lock-In Date, the Guaranteed Income Rate will be determined based upon the surviving spouse’s age, using the joint coverage rate provided in the applicable Guaranteed Income Rate Table(s). If permitted by the terms of the Plan or IRA, the surviving spouse may also elect to take a complete withdrawal of the Account Value, and re-establish an Account under the SecurePath for Life Product in the surviving spouse’s own name. A surviving Beneficiary other than a spouse will only be entitled to receive the Account Value upon distribution of the retirement account.

Withdrawals

A Participant may withdraw amounts from the Account at any time subject to the terms of the retirement plan arrangement (See “Section 9 — Tax Information”). However, as described above, withdrawals made before the Lock-In Date will reduce the Income Base and will be treated as Excess Withdrawals.

In addition, once a Participant has established the Lock-In Date and is entitled to receive the Guaranteed Income Amount annually, withdrawals in excess of the Guaranteed Income Amount during an Annual Period will be Excess Withdrawals (subject to the exception for certain required minimum distributions described under “Required Minimum Distributions”) and will also reduce the Income Base and therefore the Guaranteed Income Amount for future years. For purposes of withdrawing the Guaranteed Income Amount, the applicable Annual Period will commence on the Participant’s birthday and end on the last business day preceding the Participant’s next birthday. If a Participant takes an Excess Withdrawal during an Annual Period, the Guaranteed Income Amount will be reduced to an amount equal to the Blended Guaranteed Income Rate multiplied by the Income Base, after giving effect to the Income Base Adjustment caused by the Excess Withdrawal.

An Excess Withdrawal that has the effect of reducing a Participant’s Income Base to zero will terminate the guaranteed minimum withdrawal benefit.

An example relating to the withdrawal of the Guaranteed Income Amount is provided below. The example assumes that all Contributions are made under the currently effective Guaranteed Income Rate Table.

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Example:

Annual Period:	January 16, 2010 — January 15, 2011
2010 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2010:	$2,500
Withdrawal on September 1, 2010:	$2,500
Annual Period:	January 16, 2011 — January 15, 2012
2011 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2011:	$5,000
Withdrawal on January 15, 2012:	$5,000
Income Base on January 15, 2012 (before withdrawal):	$100,000
Account Value on January 15, 2012 (before withdrawal):	$80,000
Annual Period:	January 16, 2012 — January 15, 2013
2012 Income Base:	$93,750
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$4,687.50

In this example, the Participant has elected a Lock-In Date and has established a Guaranteed Income Amount of $5,000. The Participant may therefore withdraw up to $5,000 on an annual basis without affecting the Guaranteed Income Amount for future Annual Periods. The Participant’s birthday is January 16th, and the Participant’s first Annual Period for purposes of withdrawing the Guaranteed Income Amount runs from January 16, 2010 through January 15, 2011. The Participant makes two withdrawals in the amount of $2,500 each during the first Annual Period, and has therefore withdrawn the full Guaranteed Income Amount. There has been no Excess Withdrawal, and the Guaranteed Income Amount will remain unchanged for the next Annual Period from January 16, 2011 through January 15, 2012 (assuming the Annual Step-Up does not increase the Income Base). During the second Annual Period the Participant makes two withdrawals of $5,000 each (on July 1, 2011 and January 15, 2012), for a total of $10,000. The Participant has therefore made an Excess Withdrawal of $5,000 on January 15, 2012. The Participant’s Guaranteed Income Amount for future Annual Periods is therefore reduced to an amount equal to the Blended Guaranteed Income Rate (5.00%) multiplied by the new Income Base of $93,750: $100,000 minus the $6,250 Income Base Adjustment caused by the Excess Withdrawal. (That Income Base Adjustment equals $5,000 multiplied by 1.25 — the ratio of the Income Base before the Excess Withdrawal ($100,000) to the Account Value on January 15, 2012 ($80,000).) After giving effect to the Excess Withdrawal, the Participant’s Guaranteed Income Amount for the next Annual Period will be $4,687.50 (5.00% Blended Guaranteed Income Rate x $93,750 Income Base).

A withdrawal of the Guaranteed Income Amount may consist of (a) an actual withdrawal of funds out of the Plan or IRA, (b) a transfer of funds out of the SecurePath for Life Product into another investment option available within the Plan or IRA, or (c) a forfeiture of an unvested employer contribution directed to the SecurePath for Life Product. A Participant withdrawing funds from a Plan or IRA may be required to provide directions relating to the applicable investment options from which the withdrawal must be taken. In the absence of specific directions, the Plan or IRA administrator will withdraw assets from the funds available within the Plan or IRA in accordance with an established withdrawal sequence, which may withdraw amounts from the SecurePath for Life Product.

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Required Minimum Distributions

Required Minimum Distributions (“RMDs”) are minimum amounts that a retirement account owner must withdraw annually, generally starting with the year that he or she reaches 70 1/2 years of age under current Internal Revenue Code requirements. In certain circumstances, a Participant may be required to withdraw an RMD during an Annual Period in excess of the Guaranteed Income Amount. Any RMD withdrawal initiated by the Participant that exceeds the Guaranteed Income Amount for the Annual Period will be treated as an Excess Withdrawal. If the RMD withdrawal is made under the Automatic RMD Withdrawal Feature of the SecurePath for Life Product, it will not be treated as an Excess Withdrawal.

A Participant may elect the Automatic RMD Withdrawal Feature to ensure that withdrawals of the RMD Amount are not potentially treated as Excess Withdrawals when determining the Guaranteed Income Amount for future Annual Periods. This election may be made at the Lock-In Date or thereafter.

Example:

Annual Period:	January 16, 2010 — January 15, 2011
Guaranteed Income Amount:	$5,000
Required Minimum Distribution (for calendar year 2010):	$10,000
Withdrawal on July 1, 2010:	$2,500
Withdrawal on September 1, 2010:	$2,500

In this example, the Participant has established an Automatic RMD Withdrawal Feature, and the applicable RMD Amount for calendar year 2010 is determined to be $10,000. The Participant’s Guaranteed Income Amount for the Annual Period running from January 16, 2010 through January 15, 2011 is $5,000. The Participant withdraws $2,500 on July 1, 2010, and then subsequently withdraws $2,500 on September 1, 2010. The Participant has therefore withdrawn the full Guaranteed Income Amount for the Annual Period.

During the 4th quarter of each year, the Company will determine whether an adequate RMD Amount has been distributed for the applicable calendar year in relation to the Participant’s entire retirement account balance. The Company will then make a distribution of any remaining RMD Amount from the Participant’s Account. For a Plan Participant, a distribution may also be made from other investment options available under the Participant’s retirement arrangement held with the Company’s affiliated retirement plan administrator. This additional RMD Amount will be taken first from other investment options if available, prior to withdrawing funds from the SecurePath for Life Product. Under the example above, assuming that the Participant’s entire retirement plan account is held in the Contract, the Company will make an additional distribution of $5,000 prior to the end of the calendar year. This $5,000 distribution will not be treated as an Excess Withdrawal.

Please note: Election of the Automatic RMD Withdrawal Feature may restrict a Participant’s flexibility to manage required minimum withdrawals across multiple investments. In addition, any RMD Amount taken prior to the Lock-In Date will be considered an Excess Withdrawal.

Portability

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract, termination of the Plan, or the transfer of the assets held under the Contract to another investment fund. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantee provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount.

Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder. Upon rollover of the Account Value to an IRA, the Company will issue a Contract or certificate that reflects the Income Base that the Participant had established under the Plan. If the Participant establishes a Lock-In Date while in Plan, the IRA certificate or Contract will be issued with the same Guaranteed Income Amount. An IRA Contract may not be available to Participants in all states. If a

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Participant does not rollover the full Account Value in the Contract, the amount withdrawn from the Contract will be treated as a withdrawal and may constitute an Excess Withdrawal, for purposes of calculating the Income Base and the Guaranteed Income Amount that is transferred to the Participant under the IRA Contract.

In the event a Plan Contractholder exercises rights under the Contract that force a distribution to Participants, a Participant who is not otherwise eligible to rollover the Account Value to a SecurePath for Life IRA (including a Participant who does not meet the minimum investment requirements for an IRA) will receive the greater of the Account Value or the Guarantee Value. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

Settlement Phase

After the Lock-In Date, a Participant may continue to receive payments of the Guaranteed Income Amount for the lifetime of the Participant (and the Participant’s spouse if joint coverage is elected), even if these cumulative withdrawals reduce the Participant’s Account Value to zero. A Participant enters the “Settlement Phase” during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time.

During the Settlement Phase, payments of the Guaranteed Income Amount will continue until the death of the Participant (or, if joint coverage has been selected, the death of the Participant’s spouse, if later) but all other rights and benefits under the Contract, including death benefits, terminate. A Participant may not make any additional Contributions during the Settlement Phase, and a participant cannot purchase an annuity option once the Settlement Phase begins.

During the Settlement Phase, the payments of the Guaranteed Income Amount will come directly from the applicable Company. Quarterly statements and other account information relating to a Participant’s Plan or IRA retirement account will no longer reflect an investment in the SecurePath for Life Product.

Termination of Guaranteed Income Amount Benefit

A Participant’s Guaranteed Income Amount benefit terminates:

(a) If the Participant takes an Excess Withdrawal that causes the Account Value to be zero;

(b) Upon the Participant’s death (or the death of the Participant and the Participant’s spouse if joint coverage was elected);

(c) Upon the Participant’s election to begin receiving a Fixed Annuity;

(d) Upon the election of the Contractholder to terminate the Contract, provided that a Plan Participant in the Settlement Phase will continue to receive payments of the Guaranteed Income Amount regardless of termination of the Contract by the Plan Contractholder.

Section 4 — Contributions

Contributions

A minimum Account Value of $2,000 is required to rollover to an IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product, and a Participant in a Plan may direct both vested and unvested amounts to the SecurePath for Life Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, a Participant can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Because of this minimum, Plan and IRA Participants may be required to redirect any future contributions less than that minimum amount to another investment option within the Plan or IRA after the Lock-In Date, and to transfer such contributions as a Contribution to the SecurePath for Life Product only after they accumulate to the applicable minimum. Currently, a Participant

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must get the Company’s approval to make maximum aggregate Contributions in excess of $2.5 million, unless the Company is prohibited under applicable state law from requiring such prior approval.

If a Participant takes a complete withdrawal from the SecurePath for Life Product, the Company may restrict the right to allocate additional Contributions to the SecurePath for Life Product for up to 1 year after the complete withdrawal. A Participant in a Plan who takes a complete withdrawal from the SecurePath for Life Product will also be required to make a corresponding change to any allocation of future contributions to the Contract to another investment option available under the Plan.

All Participant Contributions credited to an Account are vested and nonforfeitable for purposes of the Contract. Amounts that have not vested pursuant to the terms of the applicable Plan may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA.

To the extent permitted by law, the Company reserves the following rights: (i) to waive minimum Contribution amounts at any time; (ii) to waive restrictions on additional Contributions after a complete withdrawal; and (iii) to cease accepting new Contributions under a Contract at any time.

Age Restrictions

A Participant may first make Contributions to the SecurePath for Life Product at the beginning of the calendar year the Participant will turn age 50, but may not be older than age 75 as of the date of the initial Contribution. Once the Participant has met the applicable age qualification at the time of the initial Contribution, a Participant may make additional Contributions thereafter regardless of age, provided that the Participant continues to maintain an Account Value greater than zero. A Participant who has an interest in the SecurePath for Life Product under the terms of an employer Plan, and who elects to rollover the Account Value to an IRA Contract, may be older than age 75 at the time of rollover, provided that the Participant met the age qualifications at the time of the initial Plan contribution.

Allocation of Contributions

Upon receipt of a Contribution (in good order at the applicable SecurePath Service Center), it will be credited to the Participant’s Account in the form of Units of the applicable Variable Investment Option. The number of Units to be credited is determined by dividing the dollar amount allocated to the Variable Investment Option by the Unit value of that Variable Investment Option on the Business Day on which the Contribution is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar value of a Unit will vary in amount depending upon the investment experience of the applicable Variable Investment Option.

A Participant’s initial Contribution will be credited to the Participant’s Account no later than two Business Days after receipt of the Contribution in good order by the Company. The initial Contribution will generally be in good order if the Participant’s application or enrollment documentation is complete upon receipt at the applicable SecurePath Service Center. If the application or enrollment documentation is not complete, the Company may contact a Participant to obtain the necessary information to complete the enrollment form. If the Company does not have the information necessary to credit the initial Contribution to the Participant’s Account within five Business Days after receipt of the initial Contribution, then the Company will either return the Contribution or obtain the Participant’s consent to continue holding the Contribution until the Company receives the necessary information.

Subsequent Contributions will be credited to the Participant’s Account with the applicable Units as of the Business Day on which the Contribution is received in good order at the applicable SecurePath Service Center. Subsequent Contributions received in good order after the close of a Business Day will be credited on the following Business Day.

At its discretion, the Company may give initial and subsequent Contributions (as well as transfers) received in good order by certain broker-dealers or retirement plan recordkeepers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time by the Company.

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Determination of Account Value

The value of a Participant’s Account will go up or down depending on the investment performance of the Variable Investment Option to which the Participant’s Account Value is allocated. There can be no guarantee that a Participant’s Account Value will increase, and a Participant may lose money by investing in the SecurePath for Life Product.

A Participant’s Account Value on any given Business Day will be equal to the number of Units of the Variable Investment Option credited to the Participant’s Account multiplied by the Unit value as of the close of that Business Day.

The Unit value of a Variable Investment Option is determined on each Business Day by subtracting (b) from (a) and dividing the result by (c), where

(a) equals the aggregate net asset value on that Business Day of all investments held by the Variable Investment Option; and

(b) equals the aggregate mortality and expense risk fees, administrative charges, and guaranteed income benefit fees accrued as of that Business Day; and

(c) equals the total number of Units held in the Variable Investment Option on that Business Day before the purchase or redemption of any Units on that Business Day.

The Unit value for each Variable Investment Option is calculated each Business Day after the close of the New York Stock Exchange.

Section 5 — Charges

Below is a discussion of the charges and expenses related to an investment in the Variable Investment Options.

Insurance and Administrative Charges

The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The mortality risk portion of the charges compensates the Company for assuming the risk that the Participant will live longer than expected based on life expectancy tables, thereby causing the Company to pay greater than expected benefits. The expense risk portion of the charge compensates the Company for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative portion of the charge compensates the Company for overall administrative costs, including costs of preparation and issuance of the Contracts, recordkeeping, preparing confirmations and annual reports, legal and accounting services, and insurance filings. The guaranteed income benefit charge relates to the guaranteed lifetime withdrawal benefit provided under the Contract.

If these charges do not cover the Company’s actual costs, then the Company absorbs the loss. If the charges more than cover actual costs, then the excess is added to the Company’s surplus. The Company expects to profit from these charges. The Company may use any profit for any proper purpose, including distribution expenses.

The mortality and expense risk fees, administrative charges and guaranteed income benefit charges equal, on an annual basis, the following percentages of the net asset value of the Variable Investment Options:

	Maximum	Current

Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

The Company reserves the right to increase the guaranteed income benefit charge up to a maximum of 1.40% for the Contracts upon 90 days’ prior written notice of the change, although we have no current intention to do so.

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Any increases in this charge would apply to the daily value of the Variable Investment Options upon the applicable effective date. Any increases in the charge may vary by type of retirement plan or program, including IRAs.

Annual Contract Charge

The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account to reimburse the Company for administrative expenses relating to the maintenance of the Contracts. The Company currently waives this fee, but may, in the future, impose this charge in accordance with the provisions of the Contracts.

The Company also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in the Company’s costs or in the services required from the Company. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which the Company would otherwise bear. We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.

If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. The Company does not anticipate any profit from this charge.

Underlying Fund Fees

When a Participant makes Contributions or transfers into the Account, the Participant’s assets will be directed to a Variable Investment Option investing in the Target Date Fund applicable based upon the Participant’s birth year. The value of the assets in each Variable Investment Option reflects the fees and expenses paid by the underlying Target Date Fund, including investment advisory fees and other expenses. A Participant will bear these charges and expenses, in addition to the expenses of the Contract described above. As provided in the Target Date Funds’ Prospectus, the total annual fund operating expenses for each of the Target Date Funds ranges from 0.17% to 0.20%. This range reflects operating expenses incurred by the Funds during their last fiscal year end. Actual Fund expenses may vary significantly. Please see the prospectus for the Target Date Funds for additional information about the Target Date Fund fees and expenses.

Transamerica Money Market VP, an Underlying Fund which is not available for allocations or transfers, had total annual portfolio operating expenses of 0.41% for the fiscal year ended December 31, 2009.

Premium Tax

Under the laws of certain jurisdictions, premium taxes may apply to Participants that elect to purchase a Fixed Annuity. These taxes currently range from 0% to 3.5%. Any applicable premium taxes will generally be deducted from a Participant’s Account when it is applied to purchase a Fixed Annuity.

Retirement Plan Fees and Credits

A Participant in a Plan may be subject to administrative fees or charges that are levied against the accounts of Participants in the Plan, including participant head charges and plan service fees. Any such administrative fees would be in addition to the fees and charges described for the SecurePath for Life Product. As authorized by the Plan sponsor, such fees may be deducted directly from Participant accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee deduction from a Participant’s Account will not be treated as an Excess Withdrawal for purposes of calculating the Guaranteed Income Amount. In addition, Plan sponsors may direct that certain administrative fee credits or reimbursements may be deposited directly into Participant accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee credit to a Participant’s Account will not be credited as a Contribution that increases a Participant’s Income Base.

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Section 6 — Transfers and Withdrawals

Transfers

Participants will be assigned to a Variable Investment Option based on birth year A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option.

Withdrawals

A Participant may withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death.

The SecurePath for Life Product provides a guaranteed lifetime withdrawal benefit under which the Company guarantees that a Participant, after establishing a Lock-In Date, will be able to receive the Guaranteed Income Amount during each Annual Period, first as withdrawals from the Account Value and, if necessary, as payments from the Company. See “Section 3 — Guaranteed Income Amount” above.

Any withdrawal or transfer out is subject to applicable limitations of the Participant’s Plan or IRA well as the provisions of the Code. Retirement plans typically permit withdrawals only upon severance of employment, death, disability, attaining a minimum age or for certain hardship withdrawals. Depending upon the provisions of the Plan, transfers to other investment options offered under your employer’s Plan may be permitted.

If spousal consent rules apply to a Participant’s Plan, a Participant may be required to obtain spousal consent prior to withdrawing amounts from the Participant’s Account, including withdrawals of the Guaranteed Income Amount. With respect to withdrawals of the Guaranteed Income Amount under such a Plan, spousal consent must be obtained at the Lock-In Date. Material changes to a Participant’s marital status (such as marriage after the Lock-In Date), or to a Participant’s investment in the Product (such as a Contribution after the Lock-In Date) may require subsequent spousal consent for withdrawals of the Guaranteed Income Amount after the Lock-In Date.

There are no withdrawal fees or redemption charges, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal or transfer out of the Account. A complete withdrawal or transfer out of the Account will terminate the guaranteed lifetime withdrawal benefit. After the one year waiting period, a Participant may allocate new Contributions to the SecurePath for Life Product and thereby establish a new Income Base and new guaranteed lifetime withdrawal benefit. At the time of allocating new Contributions after a previous complete withdrawal, a Participant should consider the fees and expenses in effect at that time as disclosed in the Prospectus, since fees and expenses may change as provided under “Section 5 — Charges.”

Withdrawals from a Plan or IRA are generally taxed as ordinary income. In addition, a penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account, to the extent they are also withdrawn from the Plan or IRA. See “Tax Information” below.

Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. To the extent a Participant’s withdrawals after the Lock-In Date are in excess of the Guaranteed Income Amount during an Annual Period, they may be considered Excess Withdrawals which will reduce the Participant’s Income Base, and therefore reduce the Guaranteed Income Amount for future periods. All withdrawals prior to the Lock-In Date will be treated as Excess Withdrawals.

Retirement Plan Loans

Certain retirement plan arrangements may permit Participant loans. A Participant’s Account Value in the SecurePath for Life Product will be considered in determining the amount available to the Participant for a Plan loan, but amounts will not be withdrawn from the SecurePath for Life Product in order to fund a Plan loan. As a result, a Plan Participant may be required to initiate a transfer out of the SecurePath for Life Product, if the Participant wishes to access amounts in the SecurePath for Life Product in order to fund a Plan loan. Such a transfer may constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the

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Guaranteed Income Amount available to the Participant for future periods. When a Participant repays a Plan loan, the payment amounts are invested based on the Participant’s standing directions for allocating Plan contributions. If the Participant has directed certain amounts to be invested in the SecurePath for Life Product, such repayment amounts will be treated as new Contributions to the SecurePath for Life Product.

Payment of Withdrawal Amount

The Account Value withdrawn will be determined on the Business Day on which a request for a withdrawal is received by the Company in good order. For a complete withdrawal, the Participant will receive a full withdrawal of the Participant’s Account Value as determined on that Business Day by multiplying the number of Units in the Participant’s Account by the Unit value (on that Business Day). For a partial withdrawal, the Participant’s Account will be reduced by the number of Units obtained by dividing the amount of the withdrawal by the Unit value for that Business Day. A full or partial withdrawal payment will be made within seven days after receipt of the written request in good order.

Automatic Withdrawals

The Company offers an automatic withdrawal feature that enables a Participant to receive periodic withdrawals in monthly, quarterly, semi-annual or annual intervals. The Company processes automatic withdrawals at the end of the Business Day at the interval selected. These automatic withdrawals will continue until the Participant elects to terminate them.

At the Lock-In Date, a Participant must elect the schedule by which the Participant will receive the Guaranteed Income Amount pursuant to these automatic withdrawals. Prior to the Lock-In Date, any automatic withdrawals would constitute Excess Withdrawals that reduce the Participant’s Income Base.

Suspension of Payments or Transfers

The Company may be required to suspend or postpone payments made in connection with withdrawals or transfers of Account Value for any period when (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) the Securities and Exchange Commission (SEC) has declared an emergency, during which sales and redemptions of shares of the Underlying Funds are not feasible or the shares cannot reasonably be valued; or (d) the SEC, by order, permits suspension or postponement of payments for the protection of investors.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require the Company to reject a Participant’s Contribution and/or to “freeze” a Participant’s Account. If these laws apply in a particular situation, then the Company would not be allowed to pay any request for withdrawals or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. The Company may also be required to provide information about a Participant and a Participant’s interest in a Contract to government agencies or departments.

Section 7 — Annuity Options

The SecurePath for Life Product offers a guaranteed lifetime withdrawal benefit, described under “Section 3 — Guaranteed Income Amount,” which permits a Participant to receive a Guaranteed Income Amount annually for the lifetime of the Participant, first as withdrawals from the Participant’s Account Value and, if necessary, as payments from the Company. A Participant also may elect to purchase one of several Fixed Annuity options available under the Contract. A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.

Because of the guaranteed lifetime withdrawal benefit offered under the SecurePath for Life Product, Participants should carefully consider whether the purchase of a Fixed Annuity Option is appropriate for them. In particular, Participants should consider that the election to purchase a Fixed Annuity option is irrevocable, and that Participants will lose the flexibility to withdraw amounts upon purchase of a Fixed Annuity. Participants should

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also carefully compare the Guaranteed Income Amount available to be withdrawn by a Participant against the income payments that would be available upon purchase of a Fixed Annuity.

Annuity Purchase Date

The Annuity Purchase Date is the date the Company receives (in good order at the applicable SecurePath Service Center) written notice of a Participant’s election to purchase a Fixed Annuity option. The Accumulation Period and the Participant’s allocation to the applicable Variable Investment Option end on the Annuity Purchase Date. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity. The earliest a Participant may elect to purchase a Fixed Annuity option is upon eligibility to take withdrawals under the terms of the applicable retirement arrangement. The availability of Fixed Annuity options is subject to restrictions on withdrawals from employment-based retirement plans under the Code or under the terms of the particular Plan. Depending upon the terms of the retirement plan arrangement, a Participant may not be eligible to elect a Fixed Annuity Option. For example, certain Plans may permit lump-sum distributions from the Plan upon severance from service, but may not offer annuities as a form of distribution option.

Fixed Annuity

Fixed Annuity payments are not made from the Pooled Account assets but are made from the general account of the Company which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period.

Fixed Annuity Options

The following Fixed Annuity options may be available:

(i) Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment.

(ii) Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

(iii) Life Annuity With Cash Refund — Annuity payments will be made during the lifetime of the annuitant with the guarantee that, upon the annuitant’s death, if the total payments received are less than the purchase payment, any difference is paid in a lump sum to the beneficiary.

(iii) Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25, or 30 years.

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(iv) Contingent Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit. If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(v) Contingent Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of any number of years between 5 and 20 years inclusive. In the event both annuitants die before the end of the period certain, payments will be made to the designated beneficiary for the remainder of the period.

The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Contingent Annuity With Period Certain may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial five- year period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by the Company on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Account Value on the Annuity Purchase Date, (ii) the annuity purchase rate applicable on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected. Annuity purchase rates are based on certain actuarial assumptions. As of the date if this Prospectus for newly issued Contracts, the maximum annuity purchase rates assume interest at a rate of 1.00%, and are based on the 2000 Annuity with Projection Mortality Table with respect to assumptions regarding an annuitant’s life expectancy.

Tax-qualified Plans must generally provide by law that if a married Participant does not elect otherwise, and obtain the written consent of the Participant’s spouse, then retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living.

Payments to a Beneficiary Following the Annuitant’s Death

If any annuity payment is payable to the Beneficiary after the death of an annuitant on or after the Participant’s Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the Beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, the Company shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving Beneficiary in lieu of any further annuity payments.

Alternatively, the annuitant’s Beneficiary may direct in writing to the Company (at the applicable SecurePath Service Center) that the commuted value of the annuity income payable after the death of the annuitant or contingent annuitant be paid to the beneficiary in a lump sum. The commuted value referred to above is the present value of any annuity payments to be paid over the portion of the period certain remaining on the date the Company

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receives (in good order at the applicable SecurePath Service Center) written notice of the beneficiary’s election to receive the commuted value, discounted at the interest rate (compounded annually) applied to determine the annuity purchase rate of the annuitant’s Fixed Annuity.

Maturity Date

Upon the Maturity Date (the date of the IRA Participant’s 105th birthday, or earlier if required by state law), an IRA Participant’s certificate or interest in the SecurePath for Life Product will automatically mature. An IRA Participant must elect to purchase a Fixed Annuity option prior to the Maturity Date. At the Maturity Date, if no election has been made, an IRA Participant will automatically be converted to a Life Annuity (for single life coverage) or a Contingent Annuity (for joint coverage) providing annual income equal to the Guaranteed Income Amount.

Section 8 — Death Benefit

Calculation of Death Benefit

If a Participant dies before purchasing a Fixed Annuity under the Contract, then the Account Value will be paid to the selected Beneficiary (the “Death Benefit”), subject to the terms of any underlying Plan. If the Account Value has been reduced to zero, no death benefit is payable.

Beneficiary

The Beneficiary is the person or entity a Participant names to receive any Death Benefit. The Beneficiary is named through documentation signed with the Plan or IRA account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the applicable SecurePath Service Center.

If the Participant elects joint coverage under the SecurePath for Life Product, the spouse must be named as the Beneficiary of the Account.

If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Death Benefit will be payable in a lump sum to the Participant’s estate.

Payment Options

Under Section 403(b), Section 457 and 408 (IRA) Contracts, and subject to the terms of the Plan or IRA, the Account Value will be paid to the Beneficiary in a lump sum or, if the Beneficiary is under the age of 75 at the time of the Participant’s death, the Beneficiary may elect to have the Account Value applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the Beneficiary in the year received. A Beneficiary should consider the possible tax advantages of electing a Fixed Annuity.

Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for more detailed information.

In addition, the surviving spouse of a participant that has elected a Lock-In Date and established joint coverage will, absent an alternative election, continue the investment in the SecurePath for Life Product and payments of the Guaranteed Income Amount. Such a surviving spouse has all rights of the deceased participant, including the ability to name a new beneficiary, provided that the surviving spouse may not change the form of joint coverage previously elected by the participant. A surviving spouse of a participant that has not elected a Lock-In Date may be eligible to continue the investment in the SecurePath for Life Product and elect a Lock-In Date. See “Guaranteed Income Amount” above.

Upon a Participant’s death, the Participant’s entire interest in the Contract (i) must generally be distributed within five years after the date of death or (ii), if payable to a Beneficiary, must be annuitized over the life of the

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designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year after the date of the Participant’s death. If the Beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s retirement arrangement.

If a lump sum payment is elected, the Account Value will be determined on the Business Day on which a certified copy of the death certificate evidencing the Participant’s death is received by the Company at the applicable SecurePath Service Center. If the Beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Account Value will be determined on the Business Day that the Beneficiary purchases the Fixed Annuity. For Section 401(a) and/or Section 401(k) Contracts, the underlying Plan should be consulted to determine the options available.

Section 9 — Tax Information

The ultimate effect of federal income taxes on payments under the Contracts and on the economic benefit to the Participant, annuitant, payee and Beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of the Company and of the Contracts under U.S. federal income tax law is general in nature, is based upon the Company’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the SecurePath for Life Product should consult a qualified tax adviser.

Tax Treatment of the Company

TFLIC is taxed as a life insurance company under the Code. TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

TLIC is taxed as a life insurance company under the Code. TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts. The Pooled Account was established under Iowa law on, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of a Pooled Account are held in the name of the applicable Company and legally belong to the Company. Investment income and gains from the assets of a Pooled Account are reinvested and taken into account in determining the value of the Pooled Account. Under existing federal income tax law, the Company is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Pooled Account.

Section 403(b) Annuities

Contributions made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code. The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. No federal income tax is payable by the Participant on increases in the Account Value until payments are received by the Participant.

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Contributions meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Contributions made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $16,500 in 2010 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Contributions under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $49,000 (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $5,500 in 2010 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the Plan.

When a Participant takes a distribution from a 403(b) plan (including a withdrawal from this Contract), the amount received will generally be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax contributions will not be taxed. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2 however.

If the Participant receives any distribution from the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) in certain other circumstances.

Restrictions on Withdrawals of Elective Contributions.  Any funds in the Participant’s account balance attributable to pre-tax salary reduction contributions will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own contributions exclusive of earnings). Funds in the Participant’s account balance attributable to employer contributions, if any, and the earnings thereon will be subject to distribution restrictions as provided in the Plan.

Section 401(a) Plans

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions to a defined contribution plan on behalf of a Participant may not exceed the Section 415 limits, i.e. the lesser of the $49,000 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant’s elective contributions under Section 402(g) of the Code is $16,500 in 2010 (this limit is currently scheduled to be adjusted annually for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,500 in 2010 (an amount currently

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scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

When a Participant takes a distribution from 401(a) plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution — even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the Plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See “Income Tax Withholding.” In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

Section 408 (IRA) Contracts

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Account Value until payments are received by the Participant.

When a Participant takes a distribution from an IRA or a qualified plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible contributions will not be taxed. Any full or partial distribution will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other circumstances.

Section 457 Plans

Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $16,500 in 2010 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. There is a “catch-up” provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,500 in 2010 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-

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exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries).

Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions of which would be subject to the excise tax.

Minimum Distribution Requirements

Distributions from a Plan or IRA generally must begin no later than the April 1st of the calendar year following the year in which the Participant attains age 70 1/2 or (except for an IRA), if later, the year in which he or she retires. If the actual distributions from an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed, the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

Income Tax Withholding

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. The Company will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

For Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are: (i) part of a series of substantially equal periodic payments (at least annually) for the Participant’s life or life expectancy, the joint lives or life expectancies of the Participant and his/her beneficiary, or a period certain of not less than 10 years; or (ii) required by the Code upon the Participant’s attainment of age 70 1/2 (or retirement) or death; or (iii) made on account of hardship. Distributions of the Guaranteed Income Amount under the Plan will be subject to 20% federal income tax withholding.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the Participant’s interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

Under the contract exchange rules established for the applicable 403(b) plan, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange. A ‘‘exchange within the same 403(b) plan” must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the Participant (or beneficiary of a deceased Participant) is at least equal to the Participant’s (or beneficiary’s) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that Participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the Participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future (“an information sharing agreement”). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

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Section 10 — Other Information

The Company

In all jurisdictions except New York, the Contracts are issued by Transamerica Life Insurance Company. TLIC was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. TLIC is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

The Contracts are issued in New York by Transamerica Financial Life Insurance Company, a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. TFLIC is an indirect, wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect wholly-owned subsidiary of AEGON N.V.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and the Company is not immune to these challenges. It is important for you to understand the impact these events may have, not only on Account Value, but also on the ability to meet the guarantees under the Contract.

Assets in the Pooled Account.  A Participant assumes all of the investment risk for his or her Account Value that is allocated to a Variable Investment Option in the Pooled Account. A Participant’s Account Value in a Variable Investment Option constitutes a portion of the assets of the Pooled Account. These assets are segregated and insulated from the Company’s general account, and may not be charged with liabilities arising from any other business that the Company may conduct.

Assets in the General Account.  Any guarantees under a Contract that exceed Account Value, such as those associated with the lifetime withdrawal benefit feature of the Contract, are paid from the Company’s general account (and not the Pooled Account). Therefore, any amounts that the Company may be obligated to pay under the Contract in excess of Account Value are subject to the Company’s financial strength and claims-paying ability and the Company’s long-term ability to make such payments. The assets of the Pooled Account, however, are also available to cover the liabilities of the Company’s general account, but only to the extent that the Pooled Account assets exceed the Pooled Account liabilities arising under the Contracts supported by it.

The Company issues other types of insurance policies and financial products as well, and the Company also pays its obligations under these products from the Company’s general account assets.

The Company’s Financial Condition.  As an insurance company, the Company is required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of its general account. To meet its claims-paying obligation, the Company monitors its reserves so that it holds sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that the Company will always be able to meet its claims-paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that the Company may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of those investments.

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How to Obtain More Information.  The Company encourages both existing and prospective Contractholders and Participants to read and understand its financial statements. The Company prepares its financial statements on a statutory basis. TLIC’s financial statements, as well as those of Separate Account VA FF, are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. TFLIC’s financial statements, as well as those of Pooled Account No. 44, are presented in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Financial statements for the Company and the Pooled Account are located in the Statement of Additional Information (“SAI”). For a free copy of the SAI, simply call or write the Company at the telephone number or address of the applicable SecurePath Service Center referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The Pooled Account

TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts issued in all jurisdictions except New York. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts issued in New York. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of each Pooled Account are held in the name of the applicable Company and legally belong to that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.

Distribution of the Contracts

TCI acts as the principal underwriter and the distributor of the Contracts. TCI or other authorized broker-dealers which enter into an agreement with TCI will perform sales, marketing and administrative functions relative to the Contracts. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237.

The Contracts are offered on a continuous basis. The Contracts may be sold by individuals who are registered representatives of TCI and who are also licensed as insurance agents for the Company. TCI may also enter into distribution agreements with other broker-dealers. The Contracts may be sold through registered representatives of those broker-dealers authorized by TCI and applicable law. Such representatives will also be the Company’s appointed insurance agents under state insurance law.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8% of the Contributions.

In addition, in an effort to promote the sale of the Contracts, the Company or TCI may enter into compensation arrangements with certain broker-dealers under which such firms may receive separate compensation or reimbursement for training of sales personnel and marketing and administrative services.

Commissions and other incentives or payments described above are not charged directly to Contractholders, Participants, or the Pooled Accounts. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the SecurePath for Life Product and other corporate revenue.

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Right to Cancel Period

A Participant who has been issued an individual IRA Contract or certificate may return his or her Contract for a refund, but only if the Participant returns it within a prescribed period, which is generally 10 days (after the Participant receives the Contract), or whatever longer time may be required by state law. This cancellation privilege may not be available for certain employment based retirement plans. The amount of the refund will generally be the Contributions paid (for an IRA, the amount of the rollover contribution), plus or minus accumulated gains or losses in the Pooled Account. The Participant bears the risk of any decline in Account Value during the right to cancel period. However, if state law requires, the Company will refund the original Contribution(s) paid. The Company will pay the refund within seven days after it receives, in good order within the applicable period at the SecurePath Service Center, written notice of cancellation and the returned Contract. The Contract will then be deemed void.

Sending Forms and Transaction Requests in Good Order

The Company cannot process requests for transactions relating to the Contract until the Company has received them in good order at the applicable SecurePath Service Center. “Good order” means the actual receipt by the Company of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or facsimile, or via website), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: the completed application or enrollment form; the transaction amount to and/or from the Variable Investment Option affected by the requested transaction; the signature of the Participant; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that the Company may require, including any spousal consents, proof of age, or proof of marriage. With respect to purchase requests, “good order” also generally includes receipt (by the Company) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Misstatements of Age or Sex

If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another beneficiary, or a misstatement of any other fact relating to the calculation of the Guaranteed Income Amount or the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the SecurePath for Life Product to reasonably conform to the correct facts.

Legal Proceedings

There are no legal proceedings to which a Pooled Account is a party or to which the assets of a Pooled Account are subject. The Company, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on a Pooled Account, on the ability of TCI to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the Contract.

Householding

The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household, in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and shareholder reports by calling the applicable SecurePath Service Center.

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Inquiries

Plan Participants should contact their Plan’s retirement plan provider at the below address. IRA Participants should contact Transamerica Retirement Management at the below address.

For Plan Participants:	Diversified Investment Advisors, Inc. 440 Mamaroneck Avenue Harrison, NY 10538 1-800-755-5801
For IRA Participants:	Transamerica Retirement Management P.O. Box 2485 St. Paul, MN 55102-9988 1-866-306-6343

A Plan Participant may check his or her Account at www.divinvest.com An IRA Participant may check his or her Account at www.securepathbytransamerica.com. Follow the logon procedures. A Participant will need the pre-assigned Personal Identification Number (“PIN”) to access information about his or her Account. The Company cannot guarantee that the Participant will be able to access this site.

A Participant should protect his or her PIN because on-line (or telephone) options may be available and could be made by anyone who knows that PIN. The Company may not be able to verify that the person providing instructions using the Participant’s PIN is the Participant or someone authorized by the participant.

Availability of Electronic Documents

Depending upon the services provided by the IRA or Plan administrator, Participants may be able to receive account statements, prospectuses, and confirmations electronically. A Participant should contact the IRA or Plan administrator for more information about receiving documents electronically.

Statement of Additional Information

The Statement of Additional Information contains further details regarding the Company and the SecurePath for Life Product. You may obtain a free copy of the SAI by contacting the applicable SecurePath Service Center. Please use the form attached at the end of this Prospectus.

Below is the table of contents of the Statement of Additional Information:

•	The Company

•	Independent Registered Public Accounting Firm

•	Principal Underwriter/Sale of Contracts

•	Determination of Unit Values

•	Tax Information

•	Financial Statements

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Request for
SecurePath for Life Product
Statement of Additional Information

Detach and return in an envelope addressed to:

For Plan Participants:	Diversified Investment Advisors, Inc. 440 Mamaroneck Avenue Harrison, NY 10538 1-800-755-5801
For IRA Participants:	Transamerica Retirement Management P.O. Box 2485 St. Paul, MN 55102-9988 1-866-306-6343

Please make sure that your name and address where you wish for the Company to send the current Statement of Additional Information appear below:

Name:

Address:

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9222 (rev. 9/10)

Statement of Additional Information
August 16, 2010
SecurePath for Life Product
Issued through
Separate Account VA FF
Offered by
Transamerica Life Insurance Company
This Statement of Additional Information expands upon subjects discussed in the Prospectus for the SecurePath for Life Product offered by Transamerica Life Insurance Company (“TLIC”). This Statement of Additional Information is NOT a Prospectus, but it relates to, and should be read in conjunction with the Prospectus for the SecurePath for Life Product and the prospectuses for the underlying target retirement date mutual funds. Copies of the Prospectus for the SecurePath for Life Product are available, at no charge, by writing TLIC at P.O. Box 2485, St. Paul, MN 55102-9988 or by calling (866) 306-6343.

TLIC
Transamerica Life Insurance Company is a stock life insurance company which was organized under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. TLIC is an indirect, wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. As TLIC’s parent, AEGON exercises substantial influence over the operations and capital structure of TLIC; however, neither AEGON nor any other related company has any legal responsibility for obligations of TLIC under the Contract.
Independent Registered Public Accounting Firm
The statutory-basis financial statements and schedules of TLIC at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.
There are no Separate Account financial statements because Separate Account VA FF had not commenced operations as of December 31, 2009.
Principal Underwriter/Sale of Contracts
Transamerica Capital, Inc. (“TCI”), which is an affiliate of TLIC, is the principal underwriter and distributor of the Contracts. TCI or other authorized broker-dealers which enter into an agreement with TCI will perform sales, marketing and administrative functions relative to the Contracts. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237.
The Contracts are offered on a continuous basis. TLIC anticipates continuing to offer the policies, but reserves the right to discontinue the offering at any time.
The Contracts may be sold by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TLIC. TCI may also enter distribution agreements with other broker-dealers. The Contracts may be sold through registered representatives of those broker-dealers authorized by TCI and applicable law. Such representatives will also be TLIC’s appointed insurance agents under state insurance law.

1

Commissions may be paid to firms on sales of the Contract according to one or more schedules. TLIC may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies, including commissions payable to selling firms. TLIC and its affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. TLIC pays commissions to TCI for Contract sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions.
In addition, in an effort to promote the sale of the Contracts, TLIC or TCI may enter into compensation arrangements with certain broker-dealers under which such firms may receive separate compensation or reimbursement for (i) sales promotions relating to the Contracts; (ii) costs associated with sales conferences and educational seminars for sales representatives; and (iii) other administrative services. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among firms.
Determination of Unit Values
TLIC determines the Unit value of each Variable Investment Option each day on which the New York Stock Exchange is open for business (each, a “Business Day”). As a result, each Variable Investment Option will normally determine its Unit Value every weekday except for the following holidays or the days on which they are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. This daily determination of Unit value is made as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. A Business Day may close earlier than 4:00 p.m. Eastern time if regular trading on the New York Stock Exchange closes earlier.
The Unit Value is determined by dividing (i) the total assets of a Variable Investment Option less all of its liabilities by (ii) the total number of Units outstanding at the time the determination is made. Contributions to and withdrawals from the Variable Investment Option will be priced at the Unit value next determined following the receipt of such Contribution or withdrawal, in good order at the SecurePath Service Center.
Units of each Variable Investment Option are valued based upon the valuation of the securities held by the corresponding underlying Target Date Fund in which the particular Variable Investment Option invests. The value of the assets of a Variable Investment Option is determined by multiplying the number of shares of the Target Date Fund held by that Variable Investment Option by the net asset value of each share of that Target Date Fund, share and adding the value of dividends declared by the Target Date Fund but not yet paid.

2

Additional Tax Information
Taxation of TLIC
TLIC at present is taxed as a life insurance company under part I of Subchapter L of the Code. The assets of the Separate Account are held in the name of TLIC and legally belong to TLIC. Accordingly, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. TLIC does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If, in future years, any federal income taxes are incurred by TLIC with respect to the Separate Account, TLIC may make a charge to the Separate Account.
Financial Statements
The values of your interest in the separate account will be affected solely by the investment results of the applicable subaccount(s). Financial statements of certain subaccounts of Separate Account VA FF, which are available for investment by Contractholders, are contained herein. The statutory basis financial statements of TLIC, which are included in this SAI, should be considered only as bearing on the ability of TLIC to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.
Events (Unaudited) Subsequent to the Date of the Report of Independent Auditors
The Company has reserved for a settlement of a dispute related to a Bank-Owned Life Insurance (BOLI) policy in the amount of $140,000,000 at June 30, 2010. Subsequent to the disruption in the credit market, which affected the investment value of the policy’s underlying assets, a suit was filed alleging that the policy terms were not sufficiently fulfilled. This disclosure should be read in conjunction with the financial statements.

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Financial Statements and Schedules —
Statutory Basis
Transamerica Life Insurance Company
Years Ended December 31, 2009, 2008, and 2007

Transamerica Life Insurance Company
Financial Statements and Schedules — Statutory Basis
Years Ended December 31, 2009, 2008, and 2007
Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Balance Sheets — Statutory Basis	3
Statements of Operations — Statutory Basis	5
Statements of Changes in Capital and Surplus — Statutory Basis	7
Statements of Cash Flow — Statutory Basis	10
Notes to Financial Statements — Statutory Basis	12

Statutory-Basis Financial Statement Schedules

Summary of Investments — Other Than Investments in Related Parties	102
Supplementary Insurance Information	103
Reinsurance	104

Report of Independent Registered Public Accounting Firm
The Board of Directors
Transamerica Life Insurance Company
We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2009. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2009 and 2008, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2009.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2009 and 2008, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2009, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.
As discussed in Noted 1 to the financial statements, at December 31, 2009, Transamerica Life Insurance Company changed its accounting for deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes — Revised, A Temporary Replacement of SSAP No. 10. Also, as discussed in Note 1 to the financial statements, during 2009, Transamerica Life Insurance Company changed its accounting for investments in loan backed and structured securities in accordance with SSAP No. 43 — Revised, Loan-backed and structured Securities. As discussed in Note 2 to the financial statements, Transamerica Life Insurance Company, with the permission of the Insurance Division, Department of Commerce, of the State of Iowa, changed its policy for deferred income taxes at December 31, 2008. As discussed in Note 3 to the financial statements, Transamerica Life Insurance Company, with the permission of the Insurance Division, Department of Commerce, of the State of Iowa, changed its policy related to its calculation of reserves related to synthetic guaranteed investment contracts at December 31, 2008. During 2009 the Company reverted to its previous accounting policy.
/s/Ernst & Young LLP
Des Moines, Iowa
April 19, 2010

Transamerica Life Insurance Company
Balance Sheets — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2009	2008
		Restated
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$3,912,309	$3,358,568
Bonds:
Affiliated entities	126,306	268,482
Unaffiliated	47,035,463	51,192,348
Preferred stocks:
Affiliated entities	7,632	8,901
Unaffiliated	152,661	1,817,213
Common stocks:
Affiliated entities (cost: 2009 - $681,297; 2008 - $747,489)	657,018	684,654
Unaffiliated (cost: 2009 - $360,043; 2008 - $347,391)	389,485	340,736
Mortgage loans on real estate	9,357,158	10,877,725
Real estate, at cost less accumulated depreciation (2009 - $52,214; 2008 - $43,262)
Home office properties	83,938	85,820
Investment properties	35,618	36,496
Properties held for sale	6,250	31,125
Policy loans	759,957	732,588
Receivables for securities	11,395	39,662
Other invested asset receivable	—	191,348
Derivatives	105,704	390,101
Collateral balance	22,733	68,410
Other invested assets	2,590,207	3,110,823

Total cash and invested assets	65,253,834	73,235,000

Accrued investment income	567,326	722,375
Cash surrender value of life insurance policies	289,559	279,903
Premiums deferred and uncollected	280,202	167,585
Current federal income tax recoverable	288,946	352,428
Net deferred income tax asset	649,556	889,160
Reinsurance receivable	300,991	310,903
Receivable from parent, subsidiaries and affiliates	187,751	217,479
Accounts receivable	171,140	154,931
General agents pension fund	43,136	52,151
Reinsurance deposit receivable	137,437	128,745
Goodwill	52,124	60,765
Other assets	27,654	34,785
Separate account assets	33,205,532	27,404,629

Total admitted assets	$101,455,188	$104,010,839

	December 31
	2009	2008
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$14,924,136	$15,135,006
Annuity	19,080,480	23,412,004
Accident and health	3,317,854	3,187,937
Policy and contract claim reserves:
Life	325,407	283,481
Accident and health	194,930	200,884
Liability for deposit-type contracts	8,259,686	13,945,417
Other policyholders’ funds	21,006	20,405
Municipal reverse repurchase agreements	632,109	365,846
Remittances and items not allocated	507,629	524,661
Case level liability	13,236	13,761
Asset valuation reserve	868,688	1,273,357
Interest maintenance reserve	203,669	384,601
Funds held under reinsurance treaties	14,073,538	12,127,743
Reinsurance in unauthorized reinsurers	11,969	46,935
Commissions and expense allowances payable on reinsurance assumed	61,500	58,685
Payable to affiliates	270,421	244,864
Payable for securities	68,822	32,185
Securities lending liability	—	54,033
Transfers from separate accounts due or accrued (including $(528,931) and $(512,661) accrued for expense allowances recognized in reserves, net of reinsurance allowances at December 31, 2009 and 2008, respectively)	(638,467)	(537,656)
Amounts withheld or retained	169,294	155,233
Derivatives	357,733	225,884
Amounts incurred under modified coinsurance agreement	103,249	212,543
Other liabilities	455,899	444,920
Separate account liabilities	33,145,575	27,357,976

Total liabilities	96,428,363	99,170,705

Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 676,190 issued and outstanding at December 31, 2009 and 2008; Participating common stock, $1 per share par value, 0 and 3,000 shares authorized and 0 and 1,500 shares issued and outstanding at December 31, 2009 and 2008, respectively	6,762	6,764
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value — $58,000) at December 31, 2009 and 2008; Series B, $10 per share par value, 250,000 shares authorized, 117,154 and 174,494 shares issued and 117,154 and 117,154 shares outstanding (total liquidation value - $1,171,540 and$1,744,940) at December 31, 2009 and 2008, respectively	1,597	2,170
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares as of December 31, 2009 and 2008 and Series B Preferred, $10 per share par value, 0 and 57,340 shares as of December 31, 2009 and 2008, respectively	(58,000)	(631,400)
Aggregate write-ins for other than special surplus funds	295,260	380,358
Participating shareholders’ surplus	—	378
Surplus notes	150,000	150,000
Paid-in surplus	3,113,948	3,186,991
Unassigned surplus	1,517,258	1,744,873

Total capital and surplus	5,026,825	4,840,134

Total liabilities and capital and surplus	$101,455,188	$104,010,839

See accompanying notes.

Transamerica Life Insurance Company
Statements of Operations — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
		Restated	Restated
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,409,443	$2,111,417	$1,972,610
Annuity	5,997,868	4,700,329	5,598,533
Accident and health	692,821	706,198	705,819
Net investment income	3,073,157	3,886,926	4,212,471
Amortization of interest maintenance reserve	(11,138)	29,315	42,061
Commissions and expense allowances on reinsurance ceded	844,831	(325,830)	132,642
Income from fees associated with investment management, administration and contract guarantees for separate accounts	376,545	399,445	439,852
Reserve adjustment on reinsurance ceded	(372,022)	10,159,202	1,261,103
Consideration on reinsurance transaction	107	16,542	889,492
Income from administrative service agreement with affilate	40,040	44,122	49,346
Other income	92,279	16,005	109,726

	12,143,931	21,743,671	15,413,655
Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,077,203	1,028,573	1,204,979
Accident and health benefits	436,567	492,379	358,208
Annuity benefits	1,304,213	1,597,820	1,738,312
Surrender benefits	4,979,209	7,773,476	9,716,655
Other benefits	142,045	742,343	867,274
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(236,536)	19,920	157,650
Annuity	(4,337,005)	(3,440,891)	(4,436,268)
Accident and health	129,917	124,958	312,042

	3,495,613	8,338,578	9,918,852
Insurance expenses:
Commissions	1,315,400	1,445,898	1,344,904
General insurance expenses	636,705	683,967	676,792
Taxes, licenses and fees	102,602	147,885	132,399
Net transfers to separate accounts	2,117,009	529,435	1,582,484
Change in case level liability	(525)	(6,800)	20,561
Consideration paid on reinsurance transactions	3,476,850	11,319,684	1,269,469
Other expenses	400,113	292,871	269,443

	8,048,154	14,412,940	5,296,052

Total benefits and expenses	11,543,767	22,751,518	15,214,904

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	$600,164	$(1,007,847)	$198,751

Transamerica Life Insurance Company
Statements of Operations — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
		Restated	Restated
Dividends to policyholders	$11,010	$12,165	$17,417

Gain (loss) from operations before federal income tax (benefit) expense and net realized capital gains (losses) on investments	589,154	(1,020,012)	181,334
Federal income tax (benefit) expense	(104,942)	(32,376)	203,001

Gain (loss) from operations before net realized capital gains (losses) on investments	694,096	(987,636)	(21,667)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(700,521)	366,218	313,799

Net income (loss)	$(6,425)	$(621,418)	$292,132

See accompanying notes.

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other	Participating				Total
	Common	Preferred	Treasury	than Special	Shareholders’	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Surplus	Notes	Surplus	Surplus	Surplus

Balance at January 1, 2007
As originally presented	$6,762	$2,168	$(58,000)	$—	$—	$150,000	$2,969,407	$1,348,204	$4,418,541
Merger of Iowa Fidelity Life Insurance Company (IFLIC)	204	—	—	—	1,931	—	204	779	3,118
Merger adjustment — retire IFLIC common stock	(200)	—	—	—	—	—	200	—	—
Issuance of stock in connection with statutory merger	—	2	—	—	—	—	(2)	—	—

Balance at January 1, 2007, as restated	$6,766	$2,170	$(58,000)	$—	$1,931	$150,000	$2,969,809	$1,348,983	$4,421,659
Net income	—	—	—	—	—	—	—	292,132	292,132
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	—	801,520	801,520
Nonadmit value of reciprocal ownership	—	—	—	—	—	—	—	(520,370)	(520,370)
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	—	—	15,068	15,068
Change in net deferred income tax asset	—	—	—	—	—	—	—	12,119	12,119
Change in other nonadmitted assets	—	—	—	—	—	—	—	100,510	100,510
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	—	(32,606)	(32,606)
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	—	(16,591)	(16,591)
Change in asset valuation reserve	—	—	—	—	—	—	—	(98,463)	(98,463)
Change in surplus in separate accounts	—	—	—	—	—	—	—	11,642	11,642
Reinsurance transactions	—	—	—	—	—	—	—	618,363	618,363
Repurchase of Series B preferred stock	—	—	(573,400)	—	—	—	—	—	(573,400)
Correction of prior period error	—	—	—	—	—	—	—	(29,287)	(29,287)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	—	—	—	(5,535)	—	(5,535)
Tax benefits on stock options exercised	—	—	—	—	—	—	23	—	23
Dividends to stockholders	—	—	—	—	—	—	—	(381,600)	(381,600)
Return of capital	—	—	—	—	—	—	(270,000)	—	(270,000)
Redemption of participating common stock	(1)	—	—	—	(81)	—	(1)	—	(83)
Participating shareholder activity	—	—	—	—	152	—	—	(152)	—

Balance at December 31, 2007, as restated	$6,765	$2,170	$(631,400)	$—	$2,002	$150,000	$2,694,296	$2,121,268	$4,345,101

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis (continued)
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other	Participating				Total
	Common	Preferred	Treasury	than Special	Shareholders’	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Surplus	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2007, as restated	$6,765	$2,170	$(631,400)	$—	$2,002	$150,000	$2,694,296	$2,121,268	$4,345,101
Net loss	—	—	—	—	—	—	—	(621,418)	(621,418)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	—	(337,437)	(337,437)
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	—	—	(20,767)	(20,767)
Change in net deferred income tax asset								(208,565)	(208,565)
Change in other nonadmitted assets	—	—	—	—	—	—	—	(85,798)	(85,798)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	—	19,970	19,970
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	—	35,039	35,039
Change in asset valuation reserve	—	—	—	—	—	—	—	255,123	255,123
Change in surplus in separate accounts	—	—	—	—	—	—	—	(40,108)	(40,108)
Reinsurance transactions	—	—	—	—	—	—	—	962,518	962,518
Increase in admitted deferred tax due to permitted practice	—	—	—	380,358	—	—	—	—	380,358
Correction of interest on taxes								(969)	(969)
Dividends to stockholders	—	—	—	—	—	—	—	(316,438)	(316,438)
Change in deferred premiums associated with reserve valuation change	—	—	—	—	—	—	—	(17,488)	(17,488)
Return of capital related to stock rights plan of indirect parent	—	—	—	—	—	—	(14,543)	—	(14,543)
Capital contribution	—	—	—	—	—	—	507,239	—	507,239
Redemption of participating common stock	(1)	—	—	—	(1,681)	—	(1)	—	(1,683)
Participating shareholder activity	—	—	—	—	57	—	—	(57)	—

Balance at December 31, 2008, as restated	$6,764	$2,170	$(631,400)	$380,358	$378	$150,000	$3,186,991	$1,744,873	$4,840,134

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis (continued)
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other	Participating				Total
	Common	Preferred	Treasury	than Special	Shareholders’	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Surplus	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2008, as restated	$6,764	$2,170	$(631,400)	$380,358	$378	$150,000	$3,186,991	$1,744,873	4,840,134
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	(9,707)	(9,707)
Net loss	—	—	—	—	—	—	—	(6,425)	(6,425)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	—	(381,912)	(381,912)
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	—	—	11,139	11,139
Change in net deferred income tax asset	—	—	—	—	—	—	—	(169,940)	(169,940)
Change in other nonadmitted assets	—	—	—	—	—	—	—	(170,812)	(170,812)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	—	34,966	34,966
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	—	(31,058)	(31,058)
Change in asset valuation reserve	—	—	—	—	—	—	—	398,394	398,394
Change in surplus in separate accounts	—	—	—	—	—	—	—	13,315	13,315
Reinsurance transactions	—	—	—	—	—	—	—	71,455	71,455
Decrease in admitted deferred tax attributable to expiration of permitted practice	—	—	—	(380,358)	—	—	—	—	(380,358)
Increase in admitted deferred tax asset pursuant to SSAP No. 10R	—	—	—	295,260	—	—	—	—	295,260
Corrections of errors	—	(573)	573,400	—	—	—	(572,827)	(898)	(898)
Dividends to stockholders	—	—	—	—	—	—	—	(10,031)	(10,031)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	—	—	—	(214)	—	(214)
Dissolution of affiliate into the Company	—	—	—	—	—	—	—	23,938	23,938
Capital contribution	—	—	—	—	—	—	500,000	—	500,000
Redemption of participating common stock	(2)	—	—	—	(417)	—	(2)	—	(421)
Participating shareholder activity	—	—	—	—	39	—	—	(39)	—

Balance at December 31, 2009	$6,762	$1,597	$(58,000)	$295,260	$—	$150,000	$3,113,948	$1,517,258	$5,026,825

See accompanying notes.

Transamerica Life Insurance Company
Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
		Restated	Restated
Operating activities
Premiums collected, net of reinsurance	$7,981,888	$7,620,124	$8,360,467
Net investment income received	3,266,446	4,386,609	4,492,638
Miscellaneous (expense) income	(127,792)	914,930	2,747,579
Benefit and loss related payments	(8,847,466)	(11,345,127)	(14,692,590)
Net transfers to separate accounts	(1,776,576)	(238,756)	(1,843,501)
Commissions, expenses paid and aggregate write-ins for deductions	(5,957,821)	(3,225,421)	(3,239,920)
Dividends paid to policyholders	(11,386)	(13,295)	(17,465)
Federal and foreign income taxes recovered (paid)	391,699	(398,359)	(330,398)

Net cash used in operating activities	(5,081,008)	(2,299,295)	(4,523,190)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	16,975,896	19,888,559	34,578,927
Common stocks	141,360	131,682	726,484
Preferred stocks	100,705	439,153	932,541
Mortgage loans	1,682,140	1,146,455	1,896,250
Real estate and properties held for sale	24,100	49,453	5,581
Other invested assets	560,339	2,592,998	911,357
Receivable for securities	78,827	18,350	131,606
Miscellaneous proceeds	266,646	61,311	40,327

Total investment proceeds	19,830,013	24,327,961	39,223,073

Costs of investments acquired:
Bonds	(11,629,415)	(20,039,680)	(29,668,399)
Common stocks	(92,767)	(440,692)	(375,029)
Preferred stocks	(115,980)	(355,870)	(339,964)
Mortgage loans	(231,832)	(398,019)	(2,394,881)
Real estate and properties held for sale	(1,100)	(11,405)	(7,152)
Other invested assets	(296,564)	(1,819,475)	(1,223,973)
Payable for securities	—	(131,194)	(115,668)
Miscellaneous applications	(451,760)	(278,394)	(8,050)

Total cost of investments acquired	(12,819,418)	(23,474,729)	(34,133,116)
Net (increase) decrease in policy loans	(27,369)	(41,733)	30,836

Net cost of investments acquired	(12,846,787)	(23,516,462)	(34,102,280)

Net cash provided by investing activities	6,983,226	811,499	5,120,793

Transamerica Life Insurance Company
Statements of Cash Flow — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
		Restated	Restated
Financing and miscellaneous activities
Net borrowed funds returned	$—	$—	$(824,011)
Net withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	(5,137,903)	(735,535)	(149,112)
Funds held under reinsurance treaties with unauthorized reinsurers	1,942,945	4,819,583	1,117,443
Dividends paid to stockholders	(10,031)	(316,438)	(381,600)
Repurchase of preferred stock	—	—	(573,400)
Return of capital	—	—	(270,000)
Redemption of participating shareholders	(421)	(1,683)	(83)
Capital contribution received	500,000	507,239	—
Receivable from parent, subsidiaries and affiliates	29,728	64,157	22,542
Payable to parent, subsidiaries and affiliates	25,557	(96,126)	33,443
Other cash provided (used)	1,301,648	(1,250,156)	(122,439)

Net cash provided by (used in) financing and miscellaneous activities	(1,348,477)	2,991,041	(1,147,217)

Net increase (decrease) in cash, cash equivalents and short-term investments	553,741	1,503,245	(549,614)

Cash, cash equivalents and short-term investments:
Beginning of year	3,358,568	1,855,323	2,404,937

End of year	$3,912,309	$3,358,568	$1,855,323

See accompanying notes.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
December 31, 2009
1. Organization and Summary of Significant Accounting Policies
Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (74.01% of preferred shares), AEGON USA, LLC (25.99% of preferred shares), and Transamerica International Holdings, Inc. (100% of common shares). Prior to the mergers, discussed below, the Company was owned by AEGON USA, LLC (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). Transamerica Corporation (Transamerica), AEGON USA, LLC (AEGON), Transamerica International Holdings, Inc. (TIHI) and Transamerica Occidental Life Insurance Company (TOLIC) are indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.
On October 1, 2009, the Company completed a merger with Iowa Fidelity Life Insurance Company (IFLIC), which was wholly owned by AEGON. Prior to the merger, IFLIC was partially owned by external shareholders holding 1,500 shares of participating common stock. All shares of participating common stock were redeemed prior to the merger in exchange for cash in the amount of $421. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of IFLIC were carried forward to the merged company. As a result of the merger, IFLIC’s common stock was deemed cancelled by operation of law and the outstanding common shares of IFLIC, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.
In exchange for its agreement to merge IFLIC into the Company, AEGON received 149 shares of the Company’s Series B preferred shares which are equal in value to the common stock of IFLIC deemed cancelled by the merger.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)

	Nine Months
	Ended	Year Ended	Year Ended
	September 30	December 31	December 31
	2009	2008	2007
	Unaudited
Revenue:
Company	$9,299,583	$21,743,493	$15,413,360
IFLIC	56	178	295

As restated	$9,299,639	$21,743,671	$15,413,655

Net income (loss):
Company	$(52,668)	$(621,514)	$291,924
IFLIC	77	96	208

As restated	$(52,591)	$(621,418)	$292,132

	September 30	December 31	December 31
	2009	2008	2007
	Unaudited
Assets:
Company	$100,176,188	$104,009,037	$112,675,567
IFLIC	2,462	1,802	3,409

As restated	$100,178,650	$104,010,839	$112,678,976

Liabilities:
Company	$95,553,461	$99,170,562	$108,333,712
IFLIC	493	143	163

As restated	$95,553,954	$99,170,705	$108,333,875

Capital and surplus:
Company	$4,622,727	$4,838,475	$4,341,855
IFLIC	1,969	1,659	3,246

As restated	$4,624,696	$4,840,134	$4,345,101

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
On October 1, 2008, the Company completed a merger with TOLIC, which was directly owned by TIHI (100% of common shares) and Transamerica (100% of preferred shares). On October 2, 2008, the Company completed a merger with Life Investors Insurance Company of America (LIICA), which was wholly owned by AEGON. The mergers were accounted for in accordance with SSAP No. 68, as statutory mergers. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TOLIC and LIICA were carried forward to the merged company. As a result of the merger, TOLIC and LIICA’s common and preferred stock were deemed cancelled by operation of law and the outstanding common shares of the Company, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.
In exchange for its agreement to merge TOLIC into the Company, TIHI received common stock of the Company equal in value to the common stock of TOLIC deemed cancelled by the merger and Transamerica received Series B preferred stock of the Company equal in value to the Series B preferred stock of TOLIC deemed cancelled by the merger.
Specifically, TIHI received 676,190 shares of the Company’s common shares, and Transamerica received 86,590 shares of the Company’s Series B preferred shares. In exchange for its agreement to merge LIICA into the Company, AEGON received common stock of TIHI equal in value to the common stock of LIICA deemed cancelled by the merger. Specifically, AEGON received 18 shares of TIHI’s common shares.
Nature of Business
The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:
Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Prior to 2008, fair value for statutory purposes was based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP was based on indexes, third party pricing services, brokers, external fund managers and internal models. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or determine the fair value by using a permitted valuation method. Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.
All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value. Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.
For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in Other Comprehensive Income (OCI), net of applicable taxes. Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.
Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.
Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.
The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.
Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.
The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.
Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the separate account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.
Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.
Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.
Deferred Income Taxes: Effective December 31, 2009, the Company began computing deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10, discussed in further detail in the Recent Accounting Pronouncement section of this note. Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.
Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.
Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.
Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.
Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.
Securities Lending Assets and Liabilities: If collateral is restricted and not available for the general use of the Company, an asset and related liability are not recorded on the balance sheet. However, if the collateral is not restricted and is available for general use, the Company is required to record the asset and related liability. Under GAAP, the asset and related liability must be recorded for collateral under the control of the Company, regardless of any restrictions on the collateral.
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.
Other significant accounting practices are as follows:
Investments
Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.
Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO, and the related net unrealized gains (losses) are reported in unassigned surplus with any adjustment for federal income taxes.
Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. During 2009, the classification of these securities was changed by the NAIC so that they are now to be reported as bonds. Previously, hybrid securities were not classified as debt by the SVO and were reported as preferred stock. As a result, effective January 1, 2009, hybrid securities with a carrying value of $1,687,604 were reclassified from preferred stock to bonds. The 2008 hybrid security balances remain reported as preferred stock and have not been reclassified in the 2008 balance sheet. These securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.
Common stocks of unaffiliated companies, which includes shares of mutual funds, are reported at fair value as determined by the SVO, and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.
Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity and the net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company is restricted to trading Primus Guaranty, Ltd (Primus) and ACA Capital Holdings, Inc. (ACA), both common stock holdings, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The carrying amount in Primus, which is carried at fair value, as of December 31, 2009 and 2008 was $17,027 and $6,364, respectively. The carrying amount in ACA, which is carried at fair value, as of December 31, 2009 and 2008 was $0 and $27, respectively.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.
Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed principally by the straight-line method over the estimated useful lives of the properties.
Policy loans are reported at unpaid principal balances.
The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships of $79,425, $42,829 and $4,556 for the years ended December 31, 2009, 2008 and 2007, respectively. These write-downs are included in net realized capital gains (losses) within the statements of operations.
Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.
Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2009 and 2008, the Company excluded investment income due and accrued of $2,924 and $182, respectively, with respect to such practices.
The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other-than-temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken for all investments other than loan-backed or structured securities, which are reduced to the present value of expected cash flows where the Company has the ability and intent to hold the security until recovery. Such reductions in carrying value are recognized as realized losses on investments.
For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.
Derivative Instruments
Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.
The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to fair value based on the current forward rate on the financial statements, and cash payments and/or receipts are recognized as realized gain or losses.
The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to fair value on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.
Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.
For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the hedged asset affects income. If the derivative is no longer effective at achieving the desired risk management objective or if the forecasted transaction is no longer probable, hedge accounting will cease and the forward-starting swap will be marked to fair value through unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.
A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.
Prior to 2009, the carrying values of derivative instruments were netted and presented in either the derivative asset or the derivative liability line within the balance sheet, depending upon the net balance of the derivatives at the end of the reporting period. Beginning in 2009, the Company is no longer netting the derivative asset and liability balances for reporting purposes. Reclassifications have been made to the 2008 balance sheet to conform to the 2009 presentation. As of December 31, 2009, derivatives in the amount of $105,704 and $357,733 were recognized as an asset and liability, respectively, within the financial statements. As of December 31, 2008, derivatives in the amount of $390,101 and $225,884 were recognized as a derivative asset and liability, respectively, within the financial statements.
Separate Accounts
The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.
Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $4,279,394, $4,182,626 and $5,690,724 in 2009, 2008 and 2007, respectively. In addition, the Company received $376,545, $399,445 and $439,852 in 2009, 2008 and 2007, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.
Aggregate Reserves for Policies and Contracts
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.
The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death.
The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.
Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.50 percent and mortality rates, where appropriate, from a variety of tables.
Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.
Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.
Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.
During 2009, the Company implemented an improved valuation method for single premium group annuity (SPGA) products. The prior method approximated the reserve using a spreadsheet-based balance roll forward. The current method is a seriatim valuation using a software package capable of making these calculations. The change in valuation process resulted in an increase in reserves in the amount of $3,053. The change in reserves has been credited directly to unassigned surplus.
During 2009, the Company reversed a change in reserve methodology implemented in 2008 pertaining to the change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of TOLIC into TLIC. The Company changed back to valuation interest rates required under California insurance law during 2009 to meet the minimum aggregate reserve requirement for California and to preserve consistency in valuation rates and methods used for TOLIC’s California issued policies. This change in valuation process resulted in an increase in reserves in the amount of $28,005 which has been credited directly to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
During 2008, the Company’s reserves decreased by $35,039 due to various changes in valuation basis. A decrease in reserves of $36,442 resulted from various valuation system upgrades or enhancements, the largest of which was the Prophet conversion. During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements. Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes. The new method calculates the reserves directly (using Prophet) based on the current in force. The change in valuation process resulted in a decrease in reserves in the amount of $30,022, with a corresponding decrease in deferred premiums of $17,488. The change in reserves has been credited directly to unassigned surplus. A decrease in reserves of $23,967 represents a change in assumptions regarding the policyholder’s election to exercise the Supplementary Retirement Income Option rider attached to certain Universal Life policies. A decrease in reserves of $28,921 represents a change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of TOLIC into TLIC. Also during 2008, the Company updated assumptions and made enhancements to valuation methodology related to its accident and health reserves. These changes resulted in a partially offsetting increase in accident and health reserves of $54,291.
Policy and Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.
Liability for Deposit-Type Contracts
Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.
The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts Inforce.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Municipal Reverse Repurchase Agreements
Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.
The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.
Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.
Claims and Claim Adjustment Expense
Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2009 and 2008 was $23,029 and $22,199, respectively.
The Company incurred $11,227 and paid $10,397 of claim adjustment expenses during 2009, of which $6,727 of the paid amount was attributable to insured or covered events of prior years.
Reinsurance
Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Stock Option Plan and Stock Appreciation Rights Plans
Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the fair value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. No stock options were issued during 2009.
The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded a benefit of $214, $14,618 and $7,567 for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $75 and $2,055, for years ended December 31, 2008 and 2007, respectively. The Company did not record an adjustment to surplus for the income tax effect related to these plans at December 31, 2009.
Recent Accounting Pronouncements
Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement temporarily replaces SSAP No. 10, Income Taxes. Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character. If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs. When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against gross DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs. Prior to the adoption of SSAP No. 10R, the Company obtained permission from the state of Iowa to compute deferred income taxes using a permitted practice, which is discussed in detail in Note 2 – Prescribed and Permitted Statutory Accounting Practices. The election of the permitted practice at December 31, 2008 resulted in an increase to surplus of $380,358, which has been reflected as an aggregate write-in for other than special surplus funds. At December 31, 2009, the Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R. The cumulative effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2009 as the use of the permitted practice expired as of December 15, 2009. As a result of this election, surplus increased by a cumulative effect of $295,260 at December 31, 2009, which has been reflected as an aggregate write-in for other than special surplus funds on the 2009 financial statements.
Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 17 for further discussion of the Company’s consideration of subsequent events.
Effective September 30, 2009, the Company adopted SSAP No. 43R, Loan-backed and Structured Securities. This statement establishes statutory accounting principles for investments in loan-backed and structured securities. The SSAP supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI). If the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value. If the Company does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP. Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows. The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
as of July 1, 2009. This change in accounting principle reduced surplus by a net amount of $14,934 ($9,707 net of tax), which includes impairments of $40,973 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $26,039, which have been removed from the component of change in net unrealized gains/losses.
In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company’s investments in OTTI were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financials at adoption.
Reclassifications
Certain reclassifications have been made to the 2008 and 2007 financial statements to conform to the 2009 presentation.
2. Prescribed and Permitted Statutory Accounting Practices
The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.
The NAIC’s Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the Commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
2. Prescribed and Permitted Statutory Accounting Practices (continued)
The Company, with explicit permission from the State of Iowa Deputy Commissioner of Insurance, records the value of its wholly owned foreign life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited U.S. GAAP equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, a replacement of SSAP No. 88, paragraph 9.
At December 31, 2008, the Company received written approval from the Iowa Insurance Division to determine the admitted amount of deferred income tax assets pursuant to Iowa Bulletin 09-01. Bulletin 09-01 increased the realization period for purposes of determining the admissibility of deferred tax assets in accordance with the requirements of SSAP No. 10 – Income Taxes, Paragraph 10(b)(i) from one year to three years from the balance sheet date and expanded the limit on net deferred tax assets for Paragraph 10(b)(ii) from 10% of adjusted capital and surplus to 15%. The Company did not utilize this permitted practice during 2009 and instead opted to calculate deferred income taxes using the provisions of SSAP No. 10R.
A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2009	2008	2007
		Restated	Restated
Net income (loss), State of Iowa basis	$(6,425)	$(621,418)	$292,132
State prescribed practice for secondary guarantee reinsurance	—	—	—
State permitted practice for valuation of foreign life subsidiary	—	—	—

Net income (loss), NAIC SAP	$(6,425)	$(621,418)	$292,132

Statutory surplus, State of Iowa basis	$5,026,825	$4,840,134	$4,345,101
State prescribed practice for secondary guarantee reinsurance	(2,593,154)	(2,349,638)	(2,099,290)
State permitted practice for valuation of wholly-owned foreign life subsidiary	(20,745)	(124,668)	(16,158)
State permitted practice for deferred tax asset	—	(380,358)	—

Statutory surplus, NAIC SAP	$2,412,926	$1,985,470	$2,229,653

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
3. Accounting Changes and Correction of Errors
During 2009, the Company corrected the financial statement presentation of the preferred treasury stock. On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400. The par value of the Series B preferred shares is $10 per share and the liquidation value is also $10 per share. At December 31, 2007, the financial statement of the Company appropriately presented the $573,400 as preferred treasury stock. Due to the merger of LIICA and TOLIC into the Company on October 2, and October 1, 2008, respectively, Transamerica Corporation was issued 86,590 shares of Series B preferred stock. Rather than reflecting the Series B preferred stock issued as first a reduction of treasury stock, with the remaining shares issued to TA Corp presented as additional shares issued and outstanding, the Company incorrectly presented the entire amount of the 86,590 shares issued to TA Corp as newly issued and outstanding shares. During 2009, the Company corrected the presentation of the Series B preferred shares, which resulted in a reduction of $573,400 to treasury stock and a reduction in the preferred capital stock line of $573, with an offset to gross paid-in capital. There was no net surplus impact to the Company due to this correction.
The Company entered into an agreement with an affiliated entity in which certain mortgage loans and real estate were sold with an effective date of December 31, 2008. The sales of these mortgage loans and real estate were not reflected in the December 31, 2008 financial statements. As a result, the Company has reflected such sales in the current quarterly statement and has identified the surplus impact of such corrections as a separate change in capital and surplus within the statement of operations for 2009. Had these sales been appropriately recognized within the December 31, 2008 financials, the AVR balance would have been $6,275 lower and the sales would have increased the Company’s net loss by $7,173, for a net negative surplus impact of $898.
During 2008, the Company obtained approval from the Insurance Division, Department of Commerce, of the State of Iowa to calculate the reserves related to synthetic guaranteed investment contracts (synthetic GICs) utilizing a discount rate corresponding to the corporate bond AA credit curve, versus 105% of the Treasury spot-rate curve, which was utilized in previous years. The difference in the reserves held under the reserve methodology utilized at December 31, 2008 versus previous years’ methodology is a decrease in reserves of approximately $89,002. This approval is still effective, however, as of December 31, 2009, the Company resumed the higher reserve standard of utilizing the discount rate of 105% of the Treasury spot-rate curve to calculate its reserves related to its outstanding synthetic GIC contracts. Only one contract had a non-zero reserve. This was calculated as $10,527, but was limited to the maximum liability as outlined in the contract of $3,000.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
3. Accounting Changes and Correction of Errors (continued)
Effective January 1, 2008, the Company modified the way it records interest on income taxes. Prior to January 1, 2008, interest on income taxes was included as a net amount (after federal tax benefit) within federal and foreign income taxes recoverable. Effective January 1, 2008, the gross amount of interest was included in taxes, licenses, and fees due and accrued, which is part of other liabilities, and the related deferred tax asset was included in net deferred income tax asset. The Company reported an increase in unassigned surplus of $969 related to the change in deferred income tax asset, with an offsetting decrease to unassigned surplus as a correction of interest on taxes on January 1, 2008, resulting in no impact to unassigned surplus.
4. Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.
Bonds and Preferred Stocks: Prior to 2008, fair values for bonds and preferred stocks were based on the price published by the SVO, if available. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.
For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.
Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.
Other Invested Assets: The financial instruments included in this category are primarily investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds. The fair values for these investments were determined predominantly by using indexes, third party pricing services, and internal models.
Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair value.
Deposit-Type Contracts: The carrying amounts of deposit-type contracts approximate their fair values.
Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The carrying amounts of these items are included as a gross asset and a gross liability on the balance sheet.
Credit Default Swaps: The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.
Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.
Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying value of receivable from/payable to affiliates approximates their fair value.
Surplus Notes: Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.
Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.
Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2009		2008
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$3,032,109	$3,032,109	$1,428,685	$1,428,685
Short-term notes receivable from affiliates	880,200	880,200	1,929,883	1,929,883
Bonds, other than affiliates	47,035,463	45,386,770	51,192,348	43,540,388
Preferred stocks, other than affiliates	152,661	144,696	1,817,213	1,044,049
Common stocks, other than affiliates	389,485	389,485	340,736	340,736
Mortgage loans on real estate, other than affiliates	9,275,690	8,935,978	10,795,426	10,101,872
Other invested assets	175,168	164,109	136,213	114,971
Floors, options and swaptions	3,661	3,111	3,659	3,659
FDAs	299	126	—	—
Interest rate caps	37	—	7	7
Interest rate swaps	92,254	541,568	67,884	416,874
Currency swaps	8,130	109,956	316,111	2,239,401
Credit default swaps	369	2,141	1,837	1,812
Foreign currency forward	954	954	603	603
Policy loans	759,957	759,957	732,588	732,588
Receivable from parent, subsidiaries and affiliates	187,751	187,751	217,479	217,479
Separate account assets	33,205,532	33,205,532	27,404,629	27,404,629

Liabilities
Investment contract liabilities	23,563,017	23,599,026	33,602,549	33,333,068
Floors, options and swaptions	550	—	—	—
FDAs	5,237	5,064	11,907	11,907
Interest rate caps	37	—	—	—
Interest rate swaps	158,871	528,815	29,690	378,376
Currency swaps	187,912	219,697	182,512	971,079
Credit default swaps	5,047	5,179	257	21,415
Foreign currency forward	79	79	1,518	1,518
Payable to parent, subsidiaries and affiliates	270,421	270,421	244,864	244,864
Separate account annuity liabilities	24,918,494	24,912,008	18,325,613	18,508,526
Surplus notes	150,000	144,191	150,000	125,099

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Included in the Company’s financial statements are certain investment-related financial instruments that are carried at fair value on a recurring basis. The Company also holds other financial instruments that are measured at fair value on a non-recurring basis; including impaired financial instruments, such as bonds and preferred stock that are carried at the lower of cost or market. Under Statutory Accounting practice, the Company calculates the fair value of affiliated common stock based on the equity method of accounting; as such, it is not included in the following fair value measurement disclosure.
The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.
The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by Accounting Standards Codification 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements). The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
Financial assets and liabilities measured at fair value on a recurring basis
The following tables provide information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and 2008.

	2009
	Level 1	Level 2	Level 3	Total
Assets:
Equity securities	$103,871	$7,503	$278,111	$389,485
Other invested assets	—	—	32,660	32,660
Short-term investments (a)	—	3,064,145	—	3,064,145
Derivative assets	—	13,462	—	13,462
Separate Account assets (b)	22,215,160	9,316,660	932,693	32,464,513

Total assets	$22,319,031	$12,401,770	$1,243,464	$35,964,265

Liabilities:
Derivative liabilities	$—	$64,812	$—	$64,812

Total liabilities	$—	$64,812	$—	$64,812

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)

	2008
	Level 1	Level 2	Level 3	Total
Assets:
Equity securities	$—	$45,185	$295,552	$340,737
Short-term investments(a)	—	1,112,791	42,444	1,155,235
Derivative assets	—	219,750	—	219,750
Separate Account assets (b)	27,404,629	—	—	27,404,629

Total assets	$27,404,629	$1,377,726	$337,996	$29,120,351

Liabilities:
Derivative liabilities	$—	$43,122	$—	$43,122

Total liabilities	$—	$43,122	$—	$43,122

(a)	Short-term investments are carried at amortized cost; which approximates fair value.

(b)	Separate Accounts assets are carried at the net asset value provided by the fund managers.
Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following tables summarize the changes in assets and liabilities classified in Level 3 for 2009 and 2008.

			Other	Separate
	Equity	Short-term	Invested	Account
	Securities	Investments	Assets	Assets	Total

Balance at January 1, 2009	$295,552	$42,444	$—	$—	$337,996
Change in realized gains/losses included in net income	(6,155)	—	—	(80,693)	(86,848)
Change in unrealized gains/losses included in surplus	5,177	284	(27)	—	5,434
Net purchases (sales)	(28,878)	(42,728)	32,687	(232,577)	(271,496)
Net transfers in to Level 3	12,415	—	—	1,245,963	1,258,378

Balance at December 31, 2009	$278,111	$—	$32,660	$932,693	$1,243,464

Total gains/losses included in income attributable to instruments held at the reporting date	$(2,156)	$—	$—	$—	$(2,156)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)

	Equity	Short-term
	Securities	Investments	Total

Balance at January 1, 2008	$226,281	$46,778	$273,059
Change in realized gains/losses included in net income	(500)	—	(500)
Change in unrealized gains/losses included in surplus	(6,782)	(284)	(7,066)
Net purchases (sales)	76,553	(4,050)	72,503

Balance at December 31, 2008	$295,552	$42,444	$337,996

Total gains/losses included in income attributable to instruments held at the reporting date	$(500)	$—	$(500)

Assets measured at fair value on a non-recurring basis
During 2009 and 2008, the Company reported the following financial instruments at fair value on a non-recurring basis.

					Total
	December 31,				Gains
Description	2009	Level 1	Level 2	Level 3	(Losses)

Fixed maturities	$290,192	$—	$120,238	$169,954	$(104,050)
Derivative liabilities	26,899	—	26,899	—	—

					Total
	December 31,				Gains
Description	2008	Level 1	Level 2	Level 3	(Losses)

Fixed maturities	$180,844	$—	$137,270	$43,574	$(207,538)
Derivative liabilities	6,563	—	6,462	101	—
Level 3 — Financial Assets
In certain circumstances, the Company will obtain non-binding quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investment will be classified as Level 2. If not, the investment is classified as Level 3 due to the lack of transparency into the broker’s valuation process.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Bonds, which have a designation of NAIC 6, are considered to be at or near default and are carried at the lower of cost or fair value. Furthermore, beginning December 31, 2009, a new process was implemented by the NAIC to determine the designation for certain non-agency residential mortgage-backed securities (RMBS). Under this process, the designation for these securities is based on two steps. Those securities whose designation is an NAIC 6 in the first step are also carried at the lower of cost or fair value.
5. Investments
Investments in common stocks of affiliated entities were as follows:

	December 31
	2009		2008
		Carrying		Carrying
Affiliate	Cost	Amount	Cost	Amount
Wholly-owned subsidiaries:
LIICA Re II, Inc.	$80,000	$—	$80,000	$—
Life Investors Alliance LLC	13,250	—	13,250	—
Garnet Assurance Corp.	1	—	1	—
AEGON Financial Services Group	20,603	—	20,603	—
Gemini Investments, Inc.	—	—	63,623	87,699
NEF Investment Company	1,278	—	1,278	—
USA Administration Services	16,661	—	16,161	164
Transamerica Life (Bermuda), Ltd.	349,767	541,988	349,767	493,589
Transamerica Pacific Insurance Company, Ltd.	—	—	9,300	8,211
Asia Investments Holdings, Ltd.	2,114	—	2,114	—

	483,674	541,988	556,097	589,663

Minority-owned subsidiaries:
Transamerica Financial Life Insurance Company (12.6% of issued and outstanding shares)	172,938	88,815	172,938	75,564
Real Estate Alternatives Portfolio 3A Inc. (52.6% of issued and outstanding shares)	24,685	26,215	18,454	19,427

	$681,297	$657,018	$747,489	$684,654

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
During 2009, Gemini Investments, Inc. was dissolved into the Company. Prior to the dissolution, Gemini was wholly-owned by the Company as a common stock investment valued utilizing GAAP equity. There was no net surplus impact to the Company due to this dissolution.
Additionally, the Company holds preferred stock of USA Administration Services with a carrying value of $470 and $1,739 at December 31, 2009 and 2008, respectively. During 2009, the Company made a capital contribution of $500 to USA Administration Services, which increased the Company’s cost basis of the preferred stock.
On June 25, 2009, the Company paid a dividend to TIHI, consisting of 1,000 of the Transamerica Pacific Insurance Company, Ltd.’s (TPIC) common shares, which is 100% of the issued and outstanding stock of TPIC. As a result of this dividend, the Company no longer owns TPIC common stock at December 31, 2009.
The Company owns 12.6% of the preferred shares of Transamerica Financial Life Insurance Company with a carrying value of $7,162 at December 31, 2009 and 2008, respectively. The cost of the preferred shares is $7,162.
The Company purchased 51.11% of the outstanding preferred shares of Malibu Loan Fund, Ltd. during 2006. At December 31, 2009 and 2008, these shares have no carrying value. The cost of the preferred shares is $2,453 at December 31, 2009 and 2008, respectively.
The Company owns 100% of the membership interests for two affiliated limited liability companies, Transamerica Pyramid Properties, LLC and Transamerica Realty Investment Properties, LLC. At December 31, 2009 and 2008, the Company’s carrying value for these two affiliated entities was $169,157 and $175,242, respectively. The investment in these two entities is included in other invested assets in the accompanying balance sheets. Summarized combined balance sheet information for these two companies is as follows:

	December 31
	2009	2008

Real estate	$180,187	$186,227
Other assets	15,995	22,169

Total assets	$196,182	$208,396

	December 31
	2009	2008

Total liabilities	$27,025	$33,154
Total member’s interest	169,157	175,242

Total liabilities and member’s interest	$196,182	$208,396

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The carrying amount and estimated fair value of investments in bonds and preferred stock were as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value

December 31, 2009
Unaffiliated bonds:
United States Government and agencies	$2,213,602	$46,272	$10,359	$57,837	$2,191,678
State, municipal and other government	864,106	58,075	36,447	6,506	879,228
Hybrid securities	1,777,764	15,566	322,069	421	1,470,840
Industrial and miscellaneous	27,005,598	1,585,453	377,181	61,228	28,152,642
Mortgage and other asset-backed securities	15,174,393	165,590	2,537,314	110,287	12,692,382

	47,035,463	1,870,956	3,283,370	236,279	45,386,770
Unaffiliated preferred stocks	152,661	13,428	13,976	7,417	144,696

	$47,188,124	$1,884,384	$3,297,346	$243,696	$45,531,466

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value

December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$2,392,692	$242,056	$25,685	$3,385	$2,605,678
State, municipal and other government	1,439,155	41,470	40,490	68,353	1,371,782
Industrial and miscellaneous	31,227,972	569,372	1,815,025	1,530,446	28,451,873
Mortgage and other asset-backed securities	16,132,529	58,887	3,681,337	1,399,024	11,111,055

	51,192,348	911,785	5,562,537	3,001,208	43,540,388
Unaffiliated preferred stocks	1,817,213	2,874	511,919	264,119	1,044,049

	$53,009,561	$914,659	$6,074,456	$3,265,327	$44,584,437

The Company held bonds and preferred stock at December 31, 2009 and 2008 with a carrying value of $218,816 and $91,413, respectively, and amortized cost of $284,341 and $200,784, respectively, that have an NAIC rating of 6 and which are not considered to be other-than-temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2009 and 2008, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 1,417 and 2,063 securities with a carrying value of $15,724,863 and $20,369,486 and an unrealized loss of $3,297,347 and $6,074,456 with an average price of 79.0 and 70.2 (fair value/amortized cost). Of this portfolio, 73.4% and 87.1% were investment grade with associated unrealized losses of $1,964,692 and $5,052,946, respectively.
At December 31, 2009 and 2008, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 527 and 2,148 securities with a carrying value of $5,312,143 and $21,046,015 and an unrealized loss of $243,695 and $3,265,326 with an average price of 95.4 and 84.5 (fair value/amortized cost). Of this portfolio, 96.3% and 91.2% were investment grade with associated unrealized losses of $209,917 and $2,755,393, respectively.
The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2009 and 2008 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total

December 31, 2009

Unaffiliated bonds:
United States Government and agencies	$361,036	$952,444	$1,313,480
State, municipal and other government	170,904	121,643	292,547
Hybrid securities	1,297,347	15,671	1,313,018
Industrial and miscellaneous	3,594,291	2,417,578	6,011,869
Mortgage and other asset-backed securities	6,956,857	1,539,597	8,496,454

	12,380,435	5,046,933	17,427,368
Unaffiliated preferred stocks	47,082	21,515	68,597

	$12,427,517	$5,068,448	$17,495,965

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total

December 31, 2008

Unaffiliated bonds:
United States Government and agencies	$472,534	$457,732	$930,266
State, municipal and other government	165,344	609,765	775,109
Industrial and miscellaneous	7,880,573	12,041,206	19,921,779
Mortgage and other asset-backed securities	5,190,868	4,271,338	9,462,206

	13,709,319	17,380,041	31,089,360
Unaffiliated preferred stocks	585,711	400,648	986,359

	$14,295,030	$17,780,689	$32,075,719

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The carrying amounts and estimated fair values of bonds at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Value	Value

Due in one year or less	$745,468	$760,606
Due after one year through five years	10,801,834	11,253,542
Due after five years through ten years	8,664,883	8,984,345
Due after ten years	11,648,885	11,695,895

	31,861,070	32,694,388
Mortgage and other asset-backed securities	15,174,393	12,692,382

	$47,035,463	$45,386,770

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2009, the Company’s banking sector had investments in an unrealized loss position which had a fair value of $2,120,033 and a carrying value of $2,559,561, resulting in a gross unrealized loss of $439,528. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate coupons on some securities, and credit spread widening due to economic weakness and market concerns that deeply subordinated securities will not be supported by governments should banks find themselves in need of state aid. Government initiatives put into place during 2008 and 2009 have been largely successful in reopening the funding markets though lending remains cautious in some countries and sectors of the economy. Many banks have benefited from both direct assistance (government capital injections, asset relief plans and government guarantees on debt) and indirect assistance (various government liquidity measures, including short-term funding facilities). Global banks remain somewhat vulnerable to ongoing asset write-downs, credit losses and weak earnings prospects that are associated with a recessionary environment. This continues to pressure subordinated and longer duration holdings. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2009.
At December 31, 2009, the Company’s commercial mortgage-backed securities (CMBS) portfolio had investments in an unrealized loss position which had a fair value of $2,843,189 and a carrying value of $3,624,839, resulting in a gross unrealized loss of $781,650. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS portfolio includes conduit, large loan, single borrower, commercial real estate collateral debt obligations (CRE CDOs), and franchise loan receivable trusts.
All CMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up analysis. For non-conduit securities a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Over the past 18 months, the commercial real estate market has continued to soften. As property fundamentals deteriorate, CMBS loan delinquencies have been climbing at the same time. The introduction of the 20% and 30% credit enhanced classes within the 2005-2008 vintage deals provide some offset to these negative fundamentals. Despite beginning to show signs of improvement, the lending market remains limited as lenders have become more conservative with underwriting standards, property transactions have diminished greatly, and higher mortgage spreads have curtailed borrowing. A lack of liquidity in the market combined with a broad re-pricing of risk has led to increased credit spreads across the credit classes. As the remaining unrealized losses in the CMBS portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be other-than-temporarily impaired as of December 31, 2009.
At December 31, 2009 the Company’s residential mortgage-backed securities (RMBS) sector portfolio had investments in an unrealized loss position which had a fair value of $2,770,416 and a carrying value of $3,943,294, resulting in a gross unrealized loss of $1,172,878. RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes collateralized mortgage obligations (CMOs), government sponsored enterprise (GSE) guaranteed pass-throughs, whole loan pass-throughs, Alternative-A Paper MBS and negative amortization MBS.
All RMBS securities of the Company are monitored and reviewed on a monthly basis with detailed modeling completed on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Models incorporate external loan-level analytics to identify the riskiest securities. The results from the models are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.
The pace of deterioration of RMBS securities continued in early 2009, but began to stabilize in late 2009. Even with the stabilization, fundamentals in RMBS securities continue to be weak. Delinquencies and severities in property liquidations remain at an elevated level. Prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity, and the requirement for higher yields due to uncertainty, credit spreads remain elevated across the asset class. As the unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be other-than-temporarily impaired as of December 31, 2009.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2009, the Company’s asset-backed securities (ABS) subprime mortgage portfolio had investments in an unrealized loss position which had a fair value of $948,011 and a carrying value of $1,337,132, resulting in a gross unrealized loss of $389,121.
Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company does not sell or buy sub-prime mortgages directly. The Company’s exposure to sub-prime mortgages is through ABS. These securities are pools of mortgages that have been securitized and offered to investors as ABS, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660 at issuance. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.
The Company became cautious of the structural aspects of the mezzanine classes in 2002 and stopped purchasing the mezzanine tranches with an original NRSRO rating at issuance of ‘A’ or lower in 2003. Beginning in 2003, the Company began actively selling mezzanine positions as market spreads tightened, continued to upgrade the portfolio and reduced relative exposure to the sector as underwriting deteriorated.
All ABS sub-prime mortgage securities are monitored and reviewed on a monthly basis with detailed cash flow models using the current collateral pool and capital structure on the portfolio quarterly. Model output is generated under base and several stress-case scenarios. ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. The ABS-housing models incorporate external estimates on property valuations, borrower characteristics, propensity of a borrower to default or prepay and the overall security structure. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Recent payment history, a percentage of on-going delinquency rates and a constant prepayment rate are also incorporated into the models. Once the entire pool is modeled, the results are closely analyzed by the asset specialist to determine whether or not the Company’s particular tranche or holding is at risk for payment interruption. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the ability to hold the security, the security is impaired to discounted cash flows.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Fair values on the Company’s ABS sub-prime mortgage portfolio have declined as the collateral pools have experienced higher than expected delinquencies and losses, further exacerbated by the impact of declining home values on borrowers using affordability products. The unrealized loss is primarily due to decreased liquidity and increased credit spreads in the market combined with significant increases in expected losses on loans within the underlying pools. Expected losses within the underlying pools are generally higher than original expectations, primarily in certain later-vintage adjustable rate mortgage loan pools, which has led to some rating downgrades in these securities.
The following table provides the actual cost, carrying value and fair value by asset class of the Company’s subprime mortgage position at December 31, 2009:

	Actual Cost	Carrying Value	Fair Value

Residential Mortgage Backed Securities	$1,524,760	$1,394,192	$1,005,411
Aggregate totals for loan-backed and structured securities with a recognized OTTI during the current reporting period are shown below, classified on the basis of the OTTI:

		OTTI Recognized Through
	Amortized Cost	Income
	Basis Before OTTI	Interest	Non-interest	Fair Value

OTTI recognized based on:
Intent to sell	$200,097	$—	$71,662	$128,435

Total OTTI on loan-backed securities	$200,097	$—	$71,662	$128,435

	Amortized Cost
	before Current	Projected Cash		Amortized Cost
	Period OTTI	Flows	Recognized OTTI	After OTTI	Fair Value

3rd quarter present value of cash flows expected to be less than the amortized cost basis	$320,333	$293,177	$27,156	$293,177	$153,730
4th quarter present value of cash flows expected to be less than the amortized cost basis	622,868	533,151	89,717	533,151	253,458

Aggregate total	$943,201	$826,328	$116,873	$826,328	$407,188

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The following loan-backed and structured securities which continue to be held at December 31, 2009 had a recognized OTTI during the year then ended:

						Quarter in
	Amortized Cost					which
	before Current	Projected Cash	Recognized	Amortized Cost		Impairment
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Fair Value	Occurred

02148AAA4	$56,623	$55,412	$1,211	$55,412	$27,639	3Q 2009	*
02148YAJ3	10,038	9,635	403	9,635	5,095	3Q 2009	*
045427AE1	5,981	4,341	1,640	4,341	388	3Q 2009	*
126670ZN1	32,849	28,835	4,014	28,835	2,148	3Q 2009	*
12668VAF6	14,078	9,775	4,303	9,775	3,695	3Q 2009	*
225470FJ7	11,026	10,842	184	10,842	6,252	3Q 2009	*
225470T94	9,057	8,721	336	8,721	4,335	3Q 2009	*
22942KCA6	27,233	25,136	2,097	25,136	14,065	3Q 2009	*
32027LAG0	156	153	3	153	55	3Q 2009	*
32028TAF4	214	210	4	210	167	3Q 2009	*
35729PPC8	3,943	727	3,216	727	169	3Q 2009	*
3622MAAF8	300	294	6	294	73	3Q 2009	*
40430FAF9	2,814	591	2,223	591	93	3Q 2009	*
43710LAF1	152	150	2	150	94	3Q 2009	*
46628SAJ2	11,798	11,254	544	11,254	4,475	3Q 2009	*
576435AT8	494	484	10	484	303	3Q 2009	*
655374AA4	3,374	3,252	122	3,252	1,663	3Q 2009	*
86358EZU3	20,660	10,929	9,731	10,929	3,505	3Q 2009	*
939336Q55	725	687	38	687	255	3Q 2009	*
02148AAA4	55,412	54,674	738	54,674	30,484	3Q 2009
059512AP8	6,545	2,207	4,338	2,207	745	3Q 2009
12668VAF6	9,775	9,187	588	9,187	4,470	3Q 2009
225470FJ7	10,842	10,455	387	10,455	6,985	3Q 2009
22942KCA6	25,136	24,544	592	24,544	14,572	3Q 2009
23245CAF7	440	317	123	317	90	3Q 2009
3622MAAF8	294	248	46	248	48	3Q 2009
36244SAE8	1,000	949	51	949	481	3Q 2009
43710LAF1	150	107	43	107	113	3Q 2009
52524MAW9	11,476	11,109	367	11,109	3,902	3Q 2009
68400DAG9	4,806	3,554	1,252	3,554	193	3Q 2009
70557RAB6	41,797	37,940	3,857	37,940	20,360	3Q 2009
86358EZU3	10,929	9,287	1,642	9,287	1,747	3Q 2009
939336Q55	687	680	7	680	260	3Q 2009
059494AA2	45,467	44,726	741	44,726	30,478	4Q 2009
05951VAV1	60,026	59,859	167	59,859	34,196	4Q 2009
05948KV63	15,678	15,283	395	15,283	11,397	4Q 2009
12513YAK6	5,856	1,893	3,963	1,893	1,164	4Q 2009
126670ZN1	28,832	26,567	2,265	26,567	3,802	4Q 2009
126685DZ6	8,557	6,962	1,595	6,962	5,593	4Q 2009
23245CAF7	304	267	37	267	214	4Q 2009
12667G5G4	28,792	27,581	1,211	27,581	24,737	4Q 2009
02148AAA4	53,080	52,679	401	52,679	32,386	4Q 2009
02148YAJ3	9,305	8,787	518	8,787	6,122	4Q 2009
045427AE1	4,341	3,378	963	3,378	517	4Q 2009
12640PAA3	12,074	11,491	583	11,491	10,336	4Q 2009

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)

						Quarter in
	Amortized Cost					which
	before Current	Projected Cash	Recognized	Amortized Cost		Impairment
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Fair Value	Occurred

225470FJ7	10,117	10,075	42	10,075	7,421	4Q 2009
32027LAG0	147	116	31	116	46	4Q 2009
32028TAF4	198	182	16	182	125	4Q 2009
38011AAC8	2,961	2,627	334	2,627	1,992	4Q 2009
361856EC7	31,354	26,889	4,465	26,889	14,755	4Q 2009
3622MAAF8	234	218	16	218	55	4Q 2009
43710LAF1	96	91	5	91	80	4Q 2009
52524YAA1	48,402	48,151	251	48,151	36,839	4Q 2009
52524MAW9	10,923	10,743	180	10,743	4,023	4Q 2009
576435AT8	467	397	70	397	284	4Q 2009
655374AA4	3,144	2,723	421	2,723	1,573	4Q 2009
68400DAG9	3,535	2,809	726	2,809	180	4Q 2009
761118VY1	30,381	29,354	1,027	29,354	12,445	4Q 2009
86358EZU3	9,243	9,032	211	9,032	222	4Q 2009
225470T94	8,516	7,425	1,091	7,425	5,324	4Q 2009
225470U27	7,991	6,431	1,560	6,431	4,577	4Q 2009
933637AJ9	3,783	3,505	278	3,505	2,574	4Q 2009

*	The impairment amount was recorded as a part of the cumulative effect of adoption of SSAP No. 43R and was not reflected in the income statement in the current period.
The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings at December 31, 2009 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months

Unrealized loss on securities in a continuous loss position	$2,777,510	$116,079
Fair value of security with continuous unrealized loss	7,198,974	1,553,619
As the remaining unrealized losses in the ABS-housing portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider these underlying investments to be other-than-temporarily impaired as of December 31, 2009.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Detail of net investment income (loss) is presented below:

	Year Ended December 31
	2009	2008	2007

Income (loss):
Bonds	$2,581,437	$2,993,763	$3,247,217
Preferred stocks	10,395	118,882	147,440
Common stocks	8,444	46,168	36,245
Mortgage loans on real estate	609,836	690,904	756,200
Real estate	20,748	21,328	22,332
Policy loans	50,065	46,017	46,850
Cash, cash equivalents and short-term investments	38,804	85,494	113,695
Derivatives	(134,716)	(9,236)	2,244
Other invested assets	17,276	28,504	32,569
Other	9,242	32,637	14,131

Gross investment income	3,211,531	4,054,461	4,418,923
Less investment expenses	138,374	167,535	206,452

Net investment income	$3,073,157	$3,886,926	$4,212,471

Proceeds from sales and other disposals of bonds and preferred stock, excluding maturities, and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2009	2008	2007

Proceeds	$15,859,986	$18,754,578	$33,516,023

Gross realized gains	$365,788	$362,022	$570,114
Gross realized losses	(741,986)	(617,685)	(289,471)

Net realized capital gains (losses)	$(376,198)	$(255,663)	$280,643

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2009	2008	2007

Bonds	$(612,760)	$(324,506)	$205,396
Preferred stocks	6,697	(120,940)	32,322
Common stocks	(4,947)	(65,021)	115,631
Mortgage loans on real estate	(55,349)	(7,074)	1,697
Real estate	(1,051)	17,781	96
Cash, cash equivalents, and short-term investments	80	(13,767)	(7,906)
Derivatives	(437,350)	54,650	(10,099)
Other invested assets	(8,392)	654,443	284,195

	(1,113,072)	195,566	621,332
Federal income tax effect	235,951	119,219	(244,354)
Transfer to (from) interest maintenance reserve	176,600	51,433	(63,179)

Net realized capital gains (losses) on investments	$(700,521)	$366,218	$313,799

Gross realized losses for the years ended December 31, 2009, 2008 and 2007 include $618,554, $367,432 and $70,724, respectively, which relate to losses recognized on other-than-temporary declines in the fair values of bonds and preferred stocks.
At December 31, 2009 and 2008, the Company had recorded investments in restructured securities of $90,186 and $13,157, respectively. The capital gains (losses) taken as a direct result of restructures in 2009, 2008 and 2007 were $(84,752), $1,905 and $(713), respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.
Gross unrealized gains and gross unrealized losses on common stock, including the stock of affiliated entities, are as follows:

	December 31
	2009	2008

Unrealized gains	$224,219	$173,987
Unrealized losses	(219,056)	(243,477)

Net unrealized gains (losses)	$5,163	$(69,490)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2009	2008	2007

Bonds	$16,818	$(226,573)	$66,449
Preferred stocks	(46,613)	(22,844)	17,321
Common stocks	36,097	(28,697)	(42,193)
Affiliated entities	37,287	(7,222)	557,585
Mortgage loans on real estate	(8,024)	—	—
Cash, cash equivalents, and short-term investments	284	—	—
Derivatives	(410,982)	382,983	(36,994)
Other invested assets	(211,719)	(900,944)	321,216

Change in unrealized capital gains (losses)	$(586,852)	$(803,297)	$883,384

During 2009, the Company issued mortgage loans with interest rates of 6.65% for commercial loans and 7% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 60%. Mortgage loans with a carrying amount of $11 were non-income producing for the previous 180 days. Accrued interest of $3, $346 and $3 related to these mortgage loans was excluded from investment income at December 31, 2009, 2008 and 2007, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.
At December 31, 2009 and 2008, respectively, the Company held $121,760 and $28,709 in impaired loans with related allowance and credit losses of $8,024 and $11,924. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2009 and 2008, respectively. The average recorded investment in impaired loans during 2009 was $32,445.
The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2009	2008	2007

Balance at beginning of period	$11,924	$—	$—
Additions, net charged to operations	20,940	11,924	—
Recoveries in amounts previously charged off	(24,840)	—	—

Balance at end of period	$8,024	$11,924	$—

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. At December 31, 2009 and 2008, respectively, the Company recognized $1,993 and $1,374 of interest income on impaired loans. The Company did not recognize any interest income on impaired loans during 2007. Interest income of $509 and $1,570, respectively, was recognized on a cash basis for the years ended December 31, 2009 and 2008. The Company did not recognize any interest income on impaired loans or any interest income on a cash basis for the year ended December 31, 2007.
At December 31, 2009 and 2008, the Company held a mortgage loan loss reserve in the AVR of $123,257 and $361,121, respectively.
The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2009	2008		2009	2008
South Atlantic	23%	24%	Office	31%	31%
Pacific	22	23	Apartment	21	20
Mountain	15	14	Retail	20	19
Middle Atlantic	15	14	Industrial	19	19
E. North Central	10	10	Other	5	6
W. North Central	5	5	Agricultural	3	5
W. South Central	5	4	Medical	1	—
E. South Central	3	4
New England	2	2
At December 31, 2009, the Company had mortgage loans with a total net admitted asset value of $13,454 which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. The Company did not have any mortgage loans which had been restructured in accordance with SSAP No. 36 at December 31, 2008 or 2007. There were no realized losses during the years ended December 31, 2009, 2008 and 2007 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2009, 2008 or 2007.
Investment expenses include expenses for the occupancy of company-owned property of $15,405, $16,705, and $16,084 during 2009, 2008, and 2007, respectively, as well as depreciation expense on these properties of $3,585, $3,349, and $3,161.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
A write down of carrying value is required when an investor’s intent to retain the investment in the issuer has changed at the reporting date and there is not a sufficient period of time to allow for any anticipated recovery in value to occur. At December 31, 2009 and 2008, respectively, the Company recorded an impairment of $15,287 and $42,829 for its investment in Zero Beta Fund, LLC. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.
The Company recorded an impairment of $40,688 for its investment in Real Estate Alternatives Portfolio 2, LLC and an impairment of $10,030 for its investment in Real Estate Alternatives Portfolio 3, LLC. The impairment was taken because the declines in fair value of underlying investments of the fund were deemed to be other-than-temporary.
The Company recorded an impairment of $2,120 for its investment in Yucaipa Equity Partners, L.P., an impairment of $2,884 for its investment in BCI Growth IV, L.P., an impairment of $296 for its investment in Allsop Venture Partners III, L.P., an impairment of $1,548 for its investment in B III Capital Partners, L.P., an impairment of $551 for its investment in Cahill, Warnock Strategic Partners Fund, L.P., an impairment of $49 for its investment in CM Equity Partners, L.P., an impairment of $133 for its investment in Conning Insurance Capital Limited Partnership III, an impairment of $706 for its investment in FS Equity Partners III, L.P., and an impairment of $5,133 for its investment in Harbour Group Investments III, L.P. It was determined that the decline was other-than-temporary because the expected future proceeds is the current reflected fair value on each of the deals.
For the year ended December 31, 2007, an impairment of $4,285 was recorded for MP Shoreline Associates, a LIHTC property. The impairment was determined by comparing the current book value to the fair value. The fair value was determined by discounting the anticipated future cash flows. Since the decline in fair value was determined to be other-than-temporary, the investment was written down to fair value.
The Company has an investment in Invenergy TN, LLC, a partnership which owns a 27 megawatt wind generating facility in Anderson County, Tennessee. This investment generates tax credits based on the amount of electricity produced from the wind turbines. Based on the project’s actual performance and a revised wind study, it was determined that the investment will not perform to the levels originally expected. For the year ending December 31, 2007, an impairment of $4,556 was recorded for the Invenergy TN, LLC partnership. The impairment was determined by comparing the current book value to the fair value as supplied by a third party. The fair value was determined by discounting future cash flows, expected future tax credits and income tax benefits of losses from the investment. Since the decline in fair value was determined to be other-than-temporary, the investment in the partnership was written down to the fair value amount. No further impairment was recorded for the Invenergy TN, LLC partnership during 2009 or 2008.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2009, the Company had ownership interests in 61 LIHTC properties. The remaining years of unexpired tax credits ranged from 1 to 12 and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from 1 to 16 years. The amount of contingent equity commitments expected to be paid during the years 2010 to 2019 is $45,413. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.
The following table provides the carrying value of state transferable tax credits gross of any related tax liabilities and total transferable tax credits by state and in total as of December 31, 2009:

Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*

Low-Income Housing Tax Credits	MA	$4,479	$8,370

Total		$4,479	$8,370

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2010 to 2014.
The Company estimated the utilization of the remaining state transferable tax credits by projecting future tax liability based on projected premium, tax rates and tax credits, and comparing projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.
The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The interest rate floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.
The Company invests in capped floating rate commercial mortgage loans and uses interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.
The Company replicates investment grade corporate bonds by combining a AAA rated security, as a cash component, with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2009 and 2008, the Company had replicated assets with a fair value of $475,424 and $466,244 and credit default swaps with a fair value of $1,377 and $(21,375), respectively. For the years ended December 31, 2009 and 2008, respectively, the Company recognized $3,088 and $306 in capital losses related to replication transactions. For the year ended December 31, 2007, the Company recognized no capital losses related to replication transactions.
The Company issues products providing the customer a return based on various global equity market indices. The Company uses global futures contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded to unassigned surplus in the financial statements. The Company recognized income from options contracts in the amount of $1,534 for the year ended December 31, 2009. The Company did not recognize any income from options contracts for the years ended December 31, 2008 or 2007.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit ratings. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2009, the fair value of all contracts, aggregated at a counterparty level, with a positive and a negative fair value amounted to $219,070 and $320,048, respectively.
The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 23 years. The Company hedges the variability in future cash flows from expected future investment purchases due to changes in interest rates through the use of forward starting interest rate swaps. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. At December 31, 2009 and 2008, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2009, the Company has accumulated deferred gains in the amount of $103,278 related to the termination of forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.
Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2009 and 2008, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2009	2008

Interest rate and currency swaps:
Receive floating — pay floating	$2,129,869	$2,716,370
Receive fixed — pay floating	10,548,640	12,919,749
Receive floating — pay fixed	5,856,796	8,199,009
Receive fixed — pay fixed	236,005	201,763
Interest rate cap agreements	1,605,000	1,640,000
Interest rate floor agreements	64,000	62,400
The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains (losses) since they are effectively settled daily through the variation account. The Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $(180,328), $119,833 and $(9,888) for the years ended December 31, 2009, 2008 and 2007, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Open futures contracts at December 31, 2009 and 2008, were as follows:

		Opening	Year-End
		Market	Market
Number of Contracts	Contract Type	Value	Value

December 31, 2009
	S&P 500
1,074	March 2010 Futures	$297,468	$298,223

December 31, 2008
	S&P 500
5,271	March 2009 Futures	$1,171,777	$1,186,107
For the years ended December 31, 2009 and 2008, the Company has recorded $(73,133) and $264,343, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains and losses during 2009 and 2008 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.
At December 31, 2009 and 2008, investments with an aggregate carrying value of $44,519,346 and $44,600,539, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities, as required by statute.
6. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2009	2008	2007

Direct premiums	$12,709,931	$13,309,443	$11,477,571
Reinsurance assumed — non affiliates	1,612,150	1,515,095	1,756,468
Reinsurance assumed — affiliates	196,638	296,438	238,831
Reinsurance ceded — non affiliates	(1,130,902)	(1,101,435)	(1,114,954)
Reinsurance ceded — affiliates	(5,287,685)	(6,501,597)	(4,080,954)

Net premiums earned	$8,100,132	$7,517,944	$8,276,962

The Company received reinsurance recoveries in the amount of $2,360,201, $2,166,604 and $1,663,213 during 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $464,122 and $425,122, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2009 and 2008 of $37,294,459 and $29,483,844, respectively.
The net amount of the reduction in surplus at December 31, 2009 and 2008, if all reinsurance agreements were cancelled, is $28,937 and $7,856, respectively.
At December 31, 2009 and 2008, the amount of reinsurance credits, whether an asset or a reduction of liability, taken for new agreements or amendments was $3,383,308 and $2,708,917, respectively.
Effective July 1, 2009, and concurrent with the merger of CGC Life Insurance Company (CGC) into Transamerica Pacific Insurance Company, Ltd. (TPIC), the Company recaptured universal life business secondary guarantee reserves previously ceded to CGC, an affiliate. As a result, a pretax loss of $129,005 was included in the statement of operations. The remaining unamortized gain on a pretax basis that resulted from the initial ceding transaction to CGC that had been credited directly to unassigned surplus was released into earnings in the amount of $82,288.
Subsequently, effective July 1, 2009, the Company ceded the same block of universal life business plus additional universal life policies (2009 new issues) to TPIC under a coinsurance agreement. The pretax gain of $184,918 resulting from this transaction was credited directly to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Also effective July 1, 2009, the Company ceded certain term life business to TPIC on a coinsurance basis. The net pretax gain of approximately $36,489 resulting from this transaction was credited directly to unassigned surplus.
Also effective July 1, 2009, the Company amended a reinsurance agreement with TPIC to change a term agreement from a coinsurance with funds withheld treaty to a straight coinsurance treaty. Assets of $58,394 were transferred to TPIC, and the Company released the funds withheld liability of a like amount. There was no earnings impact of this treaty amendment.
The Company entered into an indemnity reinsurance agreement with Monumental Life Insurance Company (MLIC), an affiliate, effective July 1, 2009 in which the Company agreed to cede on a coinsurance basis fixed deferred annuities issued under selected plans. The initial consideration paid was $3,474,331, the initial ceding allowance received was $13,677 and reserves ceded were $3,474,331. In addition, an interest maintenance reserve of $15,469 was transferred to MLIC, resulting in a pretax gain of $29,146 on the transaction, which was credited directly to unassigned surplus. During 2009, the Company amortized $1,895 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.
Effective June 30, 2009, the Company entered into an indemnity reinsurance agreement with Global Preferred Re Limited, an affiliate, to cede on a 90% quota share basis the net liabilities associated with certain of the Company’s deferred fixed annuity products issued on or after April 1, 2009 on a coinsurance funds withheld basis.
Effective January 1, 2009, the Company terminated and recaptured a block of US credit life and credit disability business that had been reinsured from LIICA, which merged into the Company effective October 2, 2008, to an affiliate, Canadian Premier Life insurance Company (CPLIC). The Company paid CPLIC a recapture fee of $2,564. In addition, the unamortized pre-tax gain held by the Company in unassigned surplus resulting from the original insurance transaction was released into income in the amount of $2,910 ($1,892 on a net of tax basis).
Effective December 31, 2008, the Company recaptured term life business previously ceded to Transamerica International Re (Ireland) Ltd. (TIRI), and Transamerica International Re (Bermuda) Ltd (TIRe) both affiliates. The Company received recapture consideration of $120,476, recorded net assets of $33,804, and recaptured reserves of $856,239 and $53,085 for life and claim reserves, with respect to the recapture from TIRI. The Company received recapture consideration of $25,563, recorded net assets of $5,088, and recaptured reserves of $167,004 and $4,821 for life and claim reserves, with respect to the recapture from TIRe. The Company incurred a statutory loss on the recapture from TIRI in the amount of $755,044 and a statutory loss on the recapture from TIRe in the amount of $141,174. As a result, a pre-tax loss of $896,218 was included in the statement of operations. During 2007, the Company amortized $3,304 into earnings with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Subsequently, effective December 31, 2008, the Company ceded term life business to CGC. The Company paid initial consideration of $146,039, released life and claim reserves of $1,023,243 and $57,906 respectively, and established other net liabilities of $38,892. The net pre-tax gain of $896,218 resulting from this transaction was credited directly to unassigned surplus.
The Company has entered into an indemnity reinsurance agreement effective December 31, 2008, with TIRe to cede on a 100% quota share basis the net liabilities associated with certain of the Company’s variable annuity products on a coinsurance and modified coinsurance basis. The Company ceded reserves on a coinsurance basis of $872,822 and ceded premium of a like amount, paid consideration of $223,608 and established a funds withheld liability of $1,096,431. The pre-tax loss of $223,608 ($145,345 on a net of tax basis) is included in the statement of operations. The Company ceded general account and separate account reserves on a modified coinsurance basis of $284,780 and $7,248,603, respectively. An initial reinsurance premium equal to the reserves ceded was recorded, resulting in no gain or loss on the modified coinsurance portion on this transaction.
Effective October 1, 2008 the Company recaptured various guaranteed minimum death benefit (GMDB) riders included in certain of its variable annuity contracts that were previously ceded to TIRe under a 2001 reinsurance agreement. The Company released a funds withheld liability of $40,133 associated with this business and received recapture consideration of $45,038. Reserves recaptured included $100,672 of GMDB reserves and $15,099 of claim reserves. The resulting pre-tax loss of $30,600 was included in the statement of operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $16,521 ($10,739 net of tax). Prior to this transaction, the Company had amortized $3,812 and $5,083 on a pre-tax basis ($2,478 and $3,304 on a net of tax basis) into earnings for 2008 and 2007, respectively, with a corresponding charge to unassigned surplus.
Effective December 31, 2008, the Company recaptured term life business previously ceded to TIRI on a funds withheld basis under a 2001 reinsurance agreement. The Company released the funds withheld liability of $38,603 and recorded net assets of $5,036, recaptured reserves of $288,498 and $7,065 for life and claim reserves, respectively. As a result, a pre-tax loss of $251,924 was included in the statement of operations. The gain that resulted from the initial ceding transaction to TIRI that had been credited directly to unassigned surplus was released into earning in the amount of $221. In 2007, the company amortized $28 into earnings.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Subsequently, effective December 31, 2008, the Company ceded term life business on a funds withheld basis to CGC. Life and claim reserves of $288,498 and $7,065, respectively, were released and the Company established a funds withheld liability of $38,603 and established other net liabilities of $5,036. The net pre-tax gain of $251,924 resulting from this transaction was credited directly to unassigned surplus. During 2009, the Company amortized $11,425 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.
Also effective December 31, 2008, the Company ceded certain term life business to CGC on a funds withheld basis. Life and claim reserves of $587,293 and $6,874, respectively were released and the Company established other reserves of $28,680. The net pre-tax gain of $565,487 resulting from this transaction was credited directly to unassigned surplus.
The Company entered into an assumption reinsurance agreement with MLIC effective September 30, 2008. The Company was the issuer of a series of corporate-owned life insurance policies issued to LIICA. The assumption reinsurance transaction resulted in the Company novating all liabilities arising under these policies to MLIC. The Company ceded reserves of $138,025 and paid consideration of $125,828. The Company recorded a liability of $12,197 within the remittances line related to this transaction. The Company amortized $1,201 of the liability in 2009.
The Company entered into a stop loss reinsurance agreement with Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate, to cede an in force block of universal life business effective July 1, 2008. Reinsurance premiums paid of $70,728 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $15. The net of tax loss of $10 was included in the statement of operations.
The Company entered into an assumption reinsurance agreement with CPLIC, effective July 1, 2008. This transaction resulted in CPLIC assuming all in force policies and certificates from the Canadian branch of the Company, along with all of the assets and liabilities related to these policies and all capital supporting this business. Subsequent to this assumption reinsurance transaction, the Company withdrew its license in Canada and therefore considered this transaction an economic transaction. The Company received a ceding commission of $11,460, which resulted in a pre-tax gain. During 2007, LIICA amended its 50% reinsurance treaty with CPLIC. LIICA received a ceding commission of $2,910 ($1,892 net of tax). This gain was credited directly to unassigned surplus at December 31, 2007.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Below is a summary of the net policyholder liabilities and assets transferred effective July 1, 2008:

Invested assets/cash transferred	$(52,859)
Ceded reserves	64,882
Due premiums	(2,920)
Due comp liability	1,007
Retro accruals	1,350

Pre-tax net income impact	$11,460

The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective May 1, 2008 in which the Company agreed to cede certain single premium deferred annuities on a coinsurance basis. The initial consideration paid was $446,522, the initial ceding allowance received was $18,263, and reserves ceded were $446,522, resulting in a pre-tax gain of $18,263. The net of tax gain of $11,871 was credited directly to unassigned surplus. The Company amortized $2,466 and $1,410 on a net of tax basis into earnings during 2009 and 2008, respectively, with a corresponding charge to unassigned surplus.
The Company entered into a stop loss reinsurance agreement with TLIB to cede an in force block of universal life business effective January 1, 2008. Reinsurance premiums paid of $3,267,950 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $603. The net of tax loss of $392 was included in the statement of operations.
Effective December 31, 2007, TIRe recaptured all inforce business that was previously retroceded to the Company and LIICA under the retrocession agreement effective January 1, 2003. The difference between the life and claim reserves released of $541 and $45, respectively, and consideration paid of $366 was included in the statement of operations.
The Company and LIICA entered into an agreement effective December 31, 2007 to recapture obligations and benefits related to certain universal life insurance contracts that were previously ceded to TIRe in 2003. The Company assumed assets of $23,737 associated with this business and paid recapture consideration of $1,558. Reserves recaptured included life reserves of $3,935 and claim reserves of $434. As a result, a pre-tax gain of $17,810 was included in the statement of operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $6,240 ($4,056 net of tax). Prior to this transaction, the Company had amortized $1,418 on a pre-tax basis ($921 on a net of tax basis) into earnings for 2007, with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
The Company and MLIC entered into an indemnity reinsurance agreement effective December 31, 2007, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were issued by MLIC, with issue dates ranging from January 1, 2007 through December 31, 2007, and also covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $26,573.
Effective December 31, 2007, the Company entered into an indemnity reinsurance agreement with Pine Falls Re, Inc., an affiliate, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by the Company and assumed by the Company from various affiliated entities. Universal life secondary guarantee reserves ceded were $286,392, resulting in a pre-tax gain of $286,392 ($186,154, net of tax) that has been credited directly into unassigned surplus. During 2009, the Company amortized $258 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.
On October 1, 2007 the Company and LIICA recaptured various fixed deferred annuity plans that were ceded to MLIC under a July 1, 1990 agreement. The recapture premium received was $302,727 and the commission expense allowance paid was $3,770, for a net consideration received of $298,957. Reserves recaptured were $302,727. The resulting pre-tax loss of $3,770 was included in the statement of operations.
The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective July 1, 2007, in which the Company agreed to cede a closed block of fixed and variable deferred annuities on a coinsurance and modified coinsurance basis. The net of tax gain of $10,931 from this transaction was credited directly to unassigned surplus. During 2009, 2008 and 2007 the Company amortized $1,347, $2,080 and $995, respectively, into earnings with a corresponding charge to unassigned surplus.
On April 1, 2007 LIICA entered into a recapture agreement with Veterans Life Insurance Company (VLIC), an affiliate of the Company, whereby VLIC recaptured all liabilities ceded to LIICA under an October 1, 2001 modified coinsurance agreement. The recapture consideration received was $76,086 and the reserves recaptured by VLIC were $173,147. LIICA paid a recapture premium of $173,147. The resulting pre-tax gain of $76,086 has been included in the statement of operations.
Effective December 31, 2007, LIICA recaptured all inforce universal life business that was previously reinsured to TIRI. LIICA paid a recapture fee of $4,004 and recovered miscellaneous assets of $1,985. Life and claims reserves were recaptured in the amount of $40,482 and $120, respectively. This transaction resulted in a net pre-tax loss of $42,621 which is included in the statement of operations.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Effective January 1, 2007, TOLIC recaptured the risks related to specified blocks of policies that were previously retroceded to TIRe. The recapture premium received was $9,677 and the commission expense allowance paid was $15,357 for a net consideration paid of $5,680. Reserves recaptured included $81,657 in life reserves and $457 in claim reserves resulting in a pre-tax loss of $87,794 which has been included in the statement of operations. TOLIC subsequently entered into an indemnity retrocession agreement with LIICA Re I, Inc., an affiliate, to retrocede specific blocks of policies assumed by TOLIC. Net consideration received by TOLIC was $16,006 and the life and claim reserves ceded were $81,657 and $457, respectively. This resulted in a pre-tax gain of $98,120 that was recorded directly to unassigned surplus on a net of tax basis. During 2007, TOLIC amortized $7,220 on a net of tax basis into earnings with a corresponding charge to unassigned surplus.
During 2007, TOLIC entered into an agreement with TIRe to retrocede certain life insurance policies issued by Seguros Argos, S.A. de C.V., effective January 1, 2007. The Company received consideration of $21,955, resulting in an initial transaction pre-tax gain of $21,955. The gain was recorded directly to unassigned surplus on a net of tax basis. During 2009, 2008 and 2007, the Company amortized $2,874, $2,574 and $1,901, respectively, on a net of tax basis into earnings with a corresponding charge to unassigned surplus.
Effective October 1, 2007, TOLIC recaptured the risks related to specified blocks of policies that were previously retroceded to TIRe. The consideration received was $59,744 and life and claim reserves recaptured were $358,102 and $7,900, respectively. This resulted in a pre-tax loss on the statutory income statement of $306,258. TOLIC subsequently entered into an indemnity retrocession agreement with TIRI to retrocede specific blocks of policies assumed by TOLIC. The consideration that was given in the transaction was $59,744 and the life and claim reserves ceded were $358,102 and $7,900, respectively. This resulted in a pre-tax gain on a statutory basis of $306,258 that was recorded directly to unassigned surplus on a net of tax basis. During 2008, the Company amortized $2,431 into earnings with a corresponding charge to unassigned surplus. The Company did not record any amortization in 2009 or 2007.
Effective January 1, 2006, the Company entered into a reinsurance transaction with TIRI to cede an inforce block of universal life business. The net of tax impact from the cession of inforce business was $13,585, which was credited directly to unassigned surplus. During 2009, 2008 and 2007, the Company amortized $1,019 into earnings each year with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $538,511 and $413,935 at December 31, 2009 and 2008, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
TLB acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most of the business issued from TOLIC’s branch in Hong Kong. TLB also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC’s branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to TLB. All balances assumed by TLB were reflected as direct adjustments to the balance sheet. As the transfer occurred between affiliated companies no gain or loss was recognized, and the difference between the assets transferred and the statutory liabilities assumed in the amount of $78,993 was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years.
Goodwill in the amount of $8,642, $8,954 and $9,274 was amortized during 2009, 2008 and 2007, respectively, related to this transaction. TLB is valued on a U.S. statutory basis and includes a deferred gain liability of a similar amount to the goodwill reflected in the financials of the Company.
Effective December 31, 2006, TOLIC entered into a reinsurance agreement with LIICA Re II, Inc., an affiliate of the Company, to cede term and universal life business. The initial premium paid was $120,000. Reserves ceded included $212,319 of term life reserves, $834,446 of universal life secondary guarantee reserves, $1,067 of claim reserves and $5,911 of miscellaneous policyholder assets, resulting in a pre-tax gain of $921,921 that was recorded directly to unassigned surplus on a net of tax basis. During 2009, 2008 and 2007, the Company amortized $6,541, $74,716 and $1,321, respectively, on a net of tax basis into earnings with a corresponding charge to unassigned surplus.
Following the December 31, 2006 recapture of a block of in force term life business that was ceded to TIRe, TOLIC entered into a reinsurance agreement with LIICA Re I, Inc., to retrocede this block of term life business also effective December 31, 2006. The initial premium paid was $77,479, offset by the commission expense received of $42,022, for a net consideration of $35,457. Reserves ceded included $256,795 of life reserves and $13,146 of claim reserves, resulting in a pre-tax gain of $234,484 that was recorded directly to unassigned surplus on a net of tax basis. During 2009, the Company amortized $2,039 on a net of tax basis into earnings with a corresponding charge to unassigned surplus. The Company did not amortize any amounts related to this transaction during 2008 or 2007.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
During 2001, TOLIC novated certain traditional life insurance contracts to Transamerica Financial Life Insurance Company (TFLIC), an affiliate of the Company, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by TFLIC will be passed through to the Company as an experience rated refund. TOLIC recorded a deferred liability of $14,334 as a result of this transaction, which has an unamortized balance of $1,433 at December 31, 2009. The accretion of the deferred liability was $1,433 for 2009, 2008 and 2007.
During 2001, TOLIC entered into a reinsurance transaction with TIRe. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. The Company amortized $1,883 for each of the years ended December 31, 2009, 2008 and 2007 into earnings with a corresponding charge to unassigned surplus. At December 31, 2009, the Company holds collateral from this affiliate in the form of letters of credit of $7,000, covering this reinsurance agreement and others.
During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2009, 2008 and 2007, $781, $954 and $1,119, respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.
Effective December 31, 2005, the Company entered into a reinsurance agreement with Stonebridge Reinsurance Company, an affiliate, to cede the term business and the secondary guarantee related to the universal life business. The consideration that was given in the transaction was $103,900, the commission expense allowance received was $67,400 and the reserves ceded were $832,400 ($508,200 term and $324,200 secondary guarantee). This resulted in a pre-tax gain on a statutory basis of $795,900 that was credited directly to unassigned surplus on a net of tax basis. During 2009 and 2008, respectively, the Company amortized $4,517 and $24,045 into earnings with a corresponding charge to unassigned surplus.
The Company reports a reinsurance deposit receivable of $137,437 and $128,745 as of December 31, 2009 and 2008, respectively. In 1996, TOLIC entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, TOLIC ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
During 2009, 2008 and 2007, the Company obtained letters of credit of $727,996, $716,918 and $334,491, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.
7. Income Taxes
The net deferred income tax asset at December 31, 2009 and 2008 and the change from the prior year are comprised of the following components:

		December 31
	2009			2008
	Ordinary	Capital	Total	Total	Change
Total gross deferred income tax assets	$1,162,628	$636,817	$1,799,445	$1,674,921	$124,524
Statutory valuation allowance adjustment	—	(81,188)	(81,188)	—	(81,188)

Adjusted gross deferred income tax assets	1,162,628	555,629	1,718,257	1,674,921	43,336
Total deferred income tax liabilities	184,653	339,404	524,057	450,900	73,157

Net deferred income tax asset	977,975	216,225	1,194,200	1,224,021	(29,821)
Deferred income tax asset nonadmitted	535,652	8,992	544,644	334,861	209,783

Net admitted deferred income tax asset	$442,323	$207,233	$649,556	$889,160	$(239,604)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
The main components of deferred income tax amounts are as follows:

	December 31
	2009	2008	Change
Deferred income tax assets
§197 intangible amortization	$126	$147	$(21)
Credit carryforwards	112,480	17,420	95,060
Compensation related accruals	31,513	36,443	(4,930)
Investments	667,047	419,207	247,840
Investment in controlled foreign company	—	107,064	(107,064)
Nonadmitted assets	30,149	53,237	(23,088)
Proxy DAC	590,614	574,394	16,220
Reserves	292,730	376,381	(83,651)
Miscellaneous accruals	37,856	31,393	6,463
Other	36,930	59,235	(22,305)

Total gross deferred income tax assets	1,799,445	1,674,921	124,524
Statutory valuation allowance adjustment	81,188	—	81,188

Total adjusted gross deferred income tax assets	1,718,257	1,674,921	43,336

Deferred income tax assets nonadmitted	544,644	334,861	209,783

Total admitted deferred income tax assets	1,173,613	1,340,060	(166,447)

Deferred income tax liabilities
§807(f) adjustment	46,221	20,983	25,238
Investments	466,318	388,432	77,886
Separate account adjustments	9,615	14,776	(5,161)
Reinsurance ceded	—	20,679	(20,679)
Other	1,903	6,030	(4,127)

Total deferred income tax liabilities	524,057	450,900	73,157

Net admitted deferred income tax asset	$649,556	$889,160	$(239,604)

The valuation allowance for deferred tax assets as of December 31, 2009 was $81,188. The Company did not have a valuation allowance for deferred tax assets as of December 31, 2008. The valuation allowance is primarily related to deferred tax assets of a capital character that in the judgment of management, are not more likely than not to be realized.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
The change in net deferred income tax assets is as follows:

	December 31
	2009			2008
	Ordinary	Capital	Total	Total	Change

Net deferred income tax asset	$977,975	$216,225	$1,194,200	$1,224,021	$(29,821)

Tax effect of unrealized gains (losses)					(216,080)
Prior period adjustment — unrealized gains (losses)					(5,227)

Change in net deferred income tax asset					$(251,128)

	December 31
	2008	2007	Change

Net deferred income tax asset	$1,224,021	$987,493	$236,528

Tax effect of unrealized gains (losses)			(445,093)

Change in net deferred income tax asset			$(208,565)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
As discussed in Note 1, the Company has elected to admit deferred tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2009 reporting period. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

	December 31
	2009			2008
	Ordinary	Capital	Total	Total	Change
Admitted under paragraph 10.a.	$70,812	$6,281	$77,093	$343,822	$(266,729)
Admitted under paragraph 10.b.i.	166,410	110,793	277,203	160,333	116,870
Admitted under paragraph 10.b.ii.	—	—	—	—	—
Admitted under paragraph 10.c.	184,653	339,404	524,057	506,762	17,295

Total admitted under paragraph 10.a. - 10.c.	$421,875	$456,478	$878,353	$1,010,917	$(132,564)

Admitted under paragraph 10.e.i.	$70,812	$6,281	$77,093
Admitted under paragraph 10.e.ii.a.	—	—	--
Admitted under paragraph 10.e.ii.b.	371,512	200,951	572,463
Admitted under paragraph 10.e.iii.	184,653	339,404	524,057

Total admitted under paragraph 10.e.i. - 10.e.iii.	$626,977	$546,636	$1,173,613

Total increased admitted deferred income tax asset	$205,102	$90,158	$295,260

Risk-Based Capital Summary:	Under 10.a.- 10.c	Under 10.e.	Change
Admitted deferred income tax assets	$354,296	$649,556	$295,260
Admitted assets	101,159,928	101,455,188	295,260
Statutory surplus	4,731,565	5,026,825	295,260
Total adjusted capital	5,600,252
Authorized control level	678,529

•	10.a. — Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year

•	10.b.i. — Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year

•	10.b.ii. — 10% of adjusted statutory capital and surplus as shown on most recently filed statement

•	10.c. — Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs

•	10.d. — If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b., and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

•	10.e.i. — Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

•	10.e.ii.(a) — Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years

•	10.e.ii.(b) — 15% of adjusted statutory capital and surplus as shown on most recently filed statement

•	10.e.iii. — Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
At December 31, 2008, as discussed in Note 2 — Prescribed and Permitted Statutory Accounting Practices, the Company, with permission from the State of Iowa Deputy Commissioner of Insurance, determined the admitted amount of deferred income tax assets pursuant to Iowa Bulletin 09-01. The following charts outline the effect of this permitted practice on the Company’s financial statements:

	3 years		1 year		Change
Gross DTAs at Enacted Tax Rate		$1,674,921		$1,674,921	$—
Admitted Gross DTAs (paragraph 10 a.)	$371,821		$371,821
Admitted Gross DTAs (paragraph 10 b.)	517,339		136,981
Admitted Gross DTAs (paragraph 10 c.)	450,900		450,900

Total Admitted Gross DTAs	1,340,060	(1,340,060)	959,702	(959,702)	(380,358)

Nonadmitted Gross DTAs		334,861		715,219	(380,358)
Admitted DTA		1,340,060		959,702	380,358
Gross DTL		(450,900)		(450,900)	—

Net Admitted DTA		$889,160		$508,802	$380,358

Total adjusted capital		$5,855,303
Authorized control level		755,193
Current year income taxes incurred consist of the following major components:

	Year Ended December 31
	2009	2008
Current year tax benefit on operations	$(112,696)	$(82,753)
Tax credits	23,353	(64,995)
Prior year adjustments	(15,599)	115,372

Tax benefit on operations	(104,942)	(32,376)
Current year tax benefit on capital gains (losses)	(290,128)	(119,219)
Prior year adjustments	54,177	—

Tax benefit on capital gains (losses)	(235,951)	(119,219)

Current income taxes incurred	$(340,893)	$(151,595)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2009	2008	2007
Current income taxes incurred	$(340,893)	$(151,595)	$447,369
Change in deferred income taxes (without tax on unrealized gains and losses)	251,128	208,565	(12,118)

Total income tax reported	$(89,765)	$56,970	$435,251

Income before taxes	$(523,918)	$(824,446)	$759,211
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	(183,371)	(288,556)	265,724

Increase (decrease) in actual tax reported resulting from:

a. Dividends received deduction	(23,617)	(19,749)	(22,001)
b. Tax credits	(61,814)	(82,095)	(83,380)
c. Tax-exempt income	(605)	(681)	(18)
d. Tax adjustment for IMR	(1,213)	(10,260)	(14,721)
e. Surplus adjustment for in-force ceded	25,009	336,881	216,427
f. Nondeductible expenses	3,626	2,717	(106)
g. Statutory valuation allowance	81,188	—	—
h. Deferred tax benefit on other items in surplus	14,424	134,480	(22,807)
i. Provision to return	(25,350)	(2,188)	54
j. Life insurer owned life insurance	(4,051)	(3,955)	(3,806)
k. Dividends from certain foreign corporations	448	805	—
l. Pre-tax income of single member LLC’s	16,027	2,602	—
m. Prior period adjustments	68,049	5,799	107,523
n. FASIT Interest	—	(18,325)	(29,400)
o. Other	1,485	(505)	21,762

Total income tax reported	$(89,765)	$56,970	$435,251

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. The Company has a tax credit carryforward at December 31, 2009 and 2008 of $112,480 and $17,421, respectively, with no loss carryforward. At December 31, 2007, the Company had a credit carryforward of $307, with no loss carryforward.
The Company did not incur income taxes during 2009 or 2008, which will be available for recoupment in the event of future net losses. The Company incurred income taxes in 2007 of $6,281, which will be available for recoupment in the event of future losses.
The amount of tax contingencies calculated for the Company as of December 31, 2009 and 2008 is $60,339 and $56,704, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $60,339. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes for the year ended December 31, 2009 and 2008 is $5,088 and $4,111, respectively. The total interest payable balance as of December 31, 2009 and 2008 is $21,461 and $16,373, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.
The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 and 2005 through 2006 have been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. An examination is currently underway for the years 2007 and 2008.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes
Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.07% and 0.08% of ordinary life insurance in force at December 31, 2009 and 2008, respectively.
For the years ended December 31, 2009, 2008 and 2007, premiums for life participating policies were $21,721, $18,433 and $21,950, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $11,010, $12,165 and $17,417 to policyholders during 2009, 2008 and 2007, respectively, and did not allocate any additional income to such policyholders.
A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31		December 31
	2009		2008
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal
With market value adjustment	$2,362,527	3%	$2,427,891	4%
At book value less surrender charge of 5% or more	12,077,452	17	9,063,978	13
At fair value	24,823,739	35	18,052,999	26

Total with adjustment or at market value	39,263,718	55	29,544,868	43
At book value without adjustment (with minimal or no charges or adjustments)	13,767,281	19	14,151,434	21
Not subject to discretionary withdrawal	18,345,290	26	24,373,769	36

Total annuity reserves and deposit fund liabilities — before reinsurance	71,376,289	100%	68,070,071	100%

Less reinsurance ceded	18,657,485		11,856,295

Net annuity reserves and deposit fund liabilities	$52,718,804		$56,213,776

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
Included in the liability for deposit-type contracts at December 31, 2009 and 2008 are $468,917 and $838,768, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders.
At December 31, 2009, the contractual maturities were as follows:

Year	Amount

2010	$55,218
2011	125,575
2012	54,220
2013	—
2014	233,904
Thereafter	—
The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from MLIC. The liabilities assumed are $2,702,888 and $3,602,586 at December 31, 2009 and 2008, respectively.
Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.
Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
Information regarding the separate accounts of the Company as of and for the years ended December 31, 2009, 2008 and 2007 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2009	$—	$25,111	$11,535	$4,277,875	$4,314,521

Reserves for separate accounts as of December 31, 2009 with assets at:
Fair value	$—	$23,701	$43,846	$30,630,714	$30,698,261
Amortized cost	—	564,835	—	—	564,835

Total as of December 31, 2009	$—	$588,536	$43,846	$30,630,714	$31,263,096

Reserves for separate accounts by withdrawal characteristics as of December 31, 2009:
Subject to discretionary withdrawal:
With market value adjustment	$—	$76,570	$—	$—	$76,570
At fair value	—	—	—	30,630,714	30,630,714
At book value without market value adjustment and with current surrender charge of less than 5%	—	488,265	—	—	488,265

Subtotal	—	564,835	—	30,630,714	31,195,549
Not subject to discretionary withdrawal	—	23,701	43,846	—	67,547

Total separate account liabilities at December 31, 2009	$—	$588,536	$43,846	$30,630,714	$31,263,096

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2008	$—	$63,549	$36,534	$4,145,459	$4,245,542

Reserves for separate accounts as of December 31, 2008 with assets at:
Fair value	$—	$32,841	$351,543	$23,812,058	$24,196,442
Amortized cost	—	548,144	—	—	548,144

Total as of December 31, 2008	$—	$580,985	$351,543	$23,812,058	$24,744,586

Reserves for separate accounts by withdrawal characteristics as of December 31, 2008:
Subject to discretionary withdrawal:
With market value adjustment	$—	$61,733	$—	$—	$61,733
At fair value	—	—	—	23,812,058	23,812,058
At book value without market value adjustment and with current surrender charge of less than 5%	—	486,411	—	—	486,411

Subtotal	—	548,144	—	23,812,058	24,360,202
Not subject to discretionary withdrawal	—	32,841	351,543	—	384,384

Total separate account liabilities at December 31, 2008	$—	$580,985	$351,543	$23,812,058	$24,744,586

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2007	$—	$15,567	$574,226	$5,685,724	$6,275,517

Reserves for separate accounts as of December 31, 2007 with assets at:
Fair value	$997	$97,270	$635,878	$32,768,227	$33,502,372
Amortized cost	—	521,653	—	—	521,653

Total as of December 31, 2007	$997	$618,923	$635,878	$32,768,227	$34,024,025

Reserves for separate accounts by withdrawal characteristics as of December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$—	$41,480	$—	$—	$41,480
At fair value	—	—	—	32,723,737	32,723,737
At book value without market value adjustment and with current surrender charge of less than 5%	—	480,173	—	—	480,173

Subtotal	—	521,653	—	32,723,737	33,245,390
Not subject to discretionary withdrawal	997	97,270	635,878	44,490	778,635

Total separate account liabilities at December 31, 2007	$997	$618,923	$635,878	$32,768,227	$34,024,025

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2009	2008	2007

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,414,472	$4,199,455	$5,691,829
Transfers from separate accounts	(2,297,193)	(3,658,761)	(4,104,822)

Net transfers to separate accounts	2,117,279	540,694	1,587,007
Miscellaneous reconciling adjustments	(270)	(11,259)	(4,523)

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$2,117,009	$529,435	$1,582,484

A reclassification was made to the amounts previously reported to the Insurance Division, Department of Commerce, State of Iowa in the 2007 Annual Statement, to move $84,389 from net transfers to separate accounts to reserve adjustments on reinsurance ceded within the statement of operations, which also affected the reconciliation of net transfers to or from separate accounts as reflected in the notes to financials. This reclassification had no impact on net income.
Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43). AG 43 specifies statutory reserve requirements for variable annuity contracts with guarantees (VACARVM) and related products. It replaces Actuarial Guidelines 34 and 39. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Covered products include variable annuities with and without benefit guarantees. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits, and guaranteed payout annuity floors. The Aggregate Reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA). The Company reported an increase in reserves and a decrease in net income of $17,571 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.
To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The Standard Scenario amount was determined using the assumptions and methodology prescribed in AG 43 for determining the Standard Scenario.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
During 2008, for Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1,000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.
During 2008, for Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.
At December 31, 2009 and 2008, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

	Subjected		Reinsurance
	Account	Amount of	Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit

December 31, 2009
Minimum guaranteed death benefit	$9,406,064	$1,253,807	$918,570
Minimum guaranteed income benefit	5,504,688	892,435	830,185
Guaranteed premium accumulation fund	63,644	8,388	—
Minimum guaranteed withdrawal benefit	6,431,653	56,028	40,560

December 31, 2008
Minimum guaranteed death benefit	$16,439,840	$2,330,543	$1,745,559
Minimum guaranteed income benefit	4,834,470	914,995	891,198
Guaranteed premium accumulation fund	59,060	7,972	—
Minimum guaranteed withdrawal benefit	2,608,124	74,296	33,075

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2009 and 2008, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net

December 31, 2009
Life and annuity:
Ordinary first-year business	$12,260	$325	$11,935
Ordinary renewal business	528,884	12,610	516,274
Group life direct business	15,896	2,309	13,587
Credit life business	(12,865)	—	(12,865)
Reinsurance ceded	(264,249)	—	(264,249)

	279,926	15,244	264,682
Accident and health	15,520	—	15,520

	$295,446	$15,244	$280,202

	Gross	Loading	Net

December 31, 2008
Life and annuity:
Ordinary first-year business	$12,419	$245	$12,174
Ordinary renewal business	456,433	11,370	445,063
Group life direct business	16,298	2,786	13,512
Credit life business	(12,783)	—	(12,783)
Reinsurance ceded	(257,749)	—	(257,749)

	214,618	14,401	200,217
Accident and health	(32,632)	—	(32,632)

	$181,986	$14,401	$167,585

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2009 and 2008, the Company had insurance in force aggregating $361,829,973 and $393,200,350, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $675,762 and $688,913 to cover these deficiencies at December 31, 2009 and 2008, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.
9. Capital and Surplus
The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2010, without the prior approval of insurance regulatory authorities, is $694,096.
Prior to merging into the Company during 2009, IFLIC was partially owned by unaffiliated participating common shareholders. At December 31, 2008, IFLIC had 3,000 participating common shares authorized and 1,500 shares issued and outstanding. Participating shareholders’ surplus is segregated from unassigned surplus on the balance sheet to disclose the surplus required by mandatory participating voting common stock redemption provisions of the Company bylaws. At December 31, 2008, IFLIC had Participating shareholders’ surplus of $378. Participating common shareholders were redeemed for cash consideration of $421 during 2009 prior to the merger of IFLIC into the Company, resulting in a reduction of common stock and additional paid-in capital of $2 each and a reduction of unassigned surplus of $417.
On December 30, 2009, the Company received a capital contribution of $500,000 from its parent company.
The Company paid a dividend to its parent company of $10,031 in the form of 1,000 shares of stock of TPIC on June 25, 2009.
On December 31, 2008, the Company received a contribution of $9,300 from its parent company in the form of 1,000 shares of TPIC. Prior to the merger of LIICA into the Company, LIICA received a capital contribution from its parent, AEGON of $408,438 on June 2, 2008. On June 3, 2008, LIICA repurchased 504,033 of its Series A preferred shares for $392,000 from AEGON. Net impact to gross paid-in and contributed surplus for the Company was $16,438. The Company received a capital contribution of $481,500 from its parent company, TIHI, on December 30, 2008.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
9. Capital and Surplus (continued)
The Company paid a common stock dividend of $268,580 to its common stock shareholder, TIHI, on December 29, 2008.
The Company paid preferred stock dividends of $18,750 and $12,670 to its preferred stock shareholders, AEGON and Transamerica, respectively, on December 29, 2008. Prior to its merger with the Company, in conjunction with the redemption of its 504,033 shares of its Series A preferred stock, LIICA paid a dividend of $16,438 to its preferred stock shareholder, AEGON, on June 3, 2008.
On September 26, 2007 LIICA paid $400,000 to its parent company, AEGON. This payment consisted of a return of additional paid-in capital of $270,000, an ordinary common stock dividend of $94,400 and an extraordinary dividend of $35,600.
On December 19, 2007, TOLIC paid a $50,627 dividend to its preferred shareholder, Transamerica and a $149,373 dividend to its common shareholder as of that date, Transamerica Service Company.
On December 26, 2006, the Company repurchased its 42,500 shares of non-voting Series A preferred shares for $58,000, which is reflected as treasury stock as of December 31, 2006. On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A preferred shares is $1,365 per share and Series B preferred shares is $10 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred shares. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2007, cumulative unpaid dividends relating to the preferred shares were $26,477.
The Company paid a preferred stock dividend of $51,600 to its Series B preferred stock shareholder, AEGON, on December 19, 2007. The Company did not pay a common stock dividend to its parent company during 2007.
LIICA received a return of capital on September 26, 2007 in the amount of $37,000 from LIICA Holdings, LLC.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
9. Capital and Surplus (continued)
Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2009, the Company meets the minimum RBC requirements.
On September 30, 2002, LIICA received $150,000 from AEGON in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.
Additional information related to the outstanding surplus notes at December 31, 2009 and 2008 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2009	$150,000	$6,750	$63,000	$2,250
2008	$150,000	$11,250	$56,250	$—
10. Securities Lending
The Company participates in two agent-managed securities lending programs. Under the first program, the Company receives collateral equal to 102% of the fair value of the loaned domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security. Cash received as collateral is reinvested and not available for general corporate purposes.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
10. Securities Lending (continued)
At December 31, 2009 and 2008, respectively, securities in the amount of $827,408 and $1,875,768 were on loan under securities lending agreements as a part of this program. At December 31, 2009, the collateral the Company received from securities lending activities was in the form of cash and on open terms. Also at December 31, 2009, cash collateral reinvested had a fair value of $836,089. At December 31, 2009, Separate Accounts have securities in the amount of $3,199 on loan under these security lending agreements.
Under the second program, the Company received collateral equal to 102% or 105% of the fair value of the loaned securities as of the transaction date for domestic or international securities, respectively. The counterparty was mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction, must then be at least equal to 102% or 105% of the fair value of the loaned domestic or international securities, respectively.
The second program matured in January 2009 so the Company had no securities on loan under this program at December 31, 2009. At December 31, 2008, the Company had loaned securities with a book value of $55,475 under the second program. The fair value of the loaned securities was $56,956 as of December 31, 2008. Liabilities are recorded with respect to the cash collateral received in connection with the securities on loan when it is available for the general use of the Company. Liabilities were recorded in the amount of $54,033 and the fair value of the reinvested collateral was $58,790 as of December 31, 2008.
11. Retirement and Compensation Plans
The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $17,949, $16,434 and $14,347 for the years ended December 31, 2009, 2008 and 2007, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
11. Retirement and Compensation Plans (continued)
The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $9,654, $9,795 and $8,791, for the years ended December 31, 2009, 2008 and 2007, respectively.
AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2009, 2008 and 2007 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.
In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $4,254, $1,382 and $1,204 related to these plans for the years ended December 31, 2009, 2008 and 2007, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions
The Company shares certain offices, employees and general expenses with affiliated companies.
The Company is party to a common cost allocation service agreement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company received $32,580 and $19,737 during 2009 and 2008, respectively, and paid $18,688 in 2007, for these services, which approximates their costs to the affiliates. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $40,040, $44,122 and $49,346 for these services during 2009, 2008 and 2007, respectively.
Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $73,721, $74,156 and $44,791 for the years ended December 31, 2009, 2008 and 2007, respectively.
At December 31, 2009 and 2008, respectively, the Company reported a net amount of payables to affiliates of $82,670 and $27,385. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions (continued)
At December 31, 2009, the Company had short-term notes receivable of $880,200 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate

AEGON	$6,600	June 1, 2010	0.30%
AEGON	14,000	June 2, 2010	0.30
AEGON	17,700	June 15, 2010	0.30
AEGON	6,700	June 19, 2010	0.30
AEGON	39,200	June 24, 2010	0.30
AEGON	20,900	June 25, 2010	0.30
AEGON	67,600	June 26, 2010	0.30
AEGON	7,900	July 2, 2010	0.32
Transamerica Corporation	123,800	July 24, 2010	0.32
AEGON	11,700	July 27, 2010	0.32
AEGON	17,500	July 28, 2010	0.32
AEGON	89,700	July 29, 2010	0.32
AEGON	30,800	July 30, 2010	0.32
AEGON	26,100	October 29, 2010	0.22
AEGON	330,000	December 11, 2010	0.20
AEGON	70,000	December 15, 2010	0.20

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions (continued)
At December 31, 2008, the Company had short-term intercompany notes receivable of $1,929,883 as follows. All of these notes were repaid prior to their due date.

Receivable from	Amount	Due By	Interest Rate

Garnet	$59,583	January 16, 2009	1.74%
Transamerica Corporation	293,800	August 21, 2009	2.44
AEGON	79,000	October 7, 2009	5.95
AEGON	166,000	October 8, 2009	5.95
AEGON	159,600	October 9, 2009	5.95
AEGON	69,800	October 15, 2009	5.95
AEGON	20,000	October 20, 2009	5.95
AEGON	9,100	October 21, 2009	5.95
AEGON	36,900	October 22, 2009	5.95
AEGON	19,500	October 23, 2009	5.95
AEGON	41,200	October 27, 2009	5.95
AEGON	55,100	October 28, 2009	5.95
AEGON	52,200	October 31, 2009	5.95
Transamerica Corporation	55,000	November 20, 2009	2.70
AEGON	89,800	December 15, 2009	1.74
AEGON	28,200	December 16, 2009	1.74
AEGON	38,800	December 17, 2009	1.74
AEGON	45,900	December 24, 2009	1.74
AEGON	63,300	December 26, 2009	1.74
AEGON	547,100	December 30, 2009	1.74
During 2009, 2008 and 2007, the Company (received) paid net interest of $(1,193), $3,223 and $2,394, respectively, to affiliates.
During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $138,726 and $134,823 at December 31, 2009 and 2008, respectively.
In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2009 and 2008, the cash surrender value of these policies was $143,644 and $139,263, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies
At December 31, 2009 and 2008, the Company has mortgage loan commitments of $211,491 and $190,231, respectively. The Company has contingent commitments for $686,426 and $768,083 as of December 31, 2009 and 2008, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $45,413 and $13,387, respectively.
At December 31, 2009, the Company has private placement commitments outstanding of $18,000. The Company had no private placement commitments outstanding at December 31, 2008.
At December 31, 2009, the net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $5,049. The Company had no securities being acquired (sold) on a “to be announced” (TBA) basis at December 31, 2008.
The Company pledged assets as collateral for derivative transactions in the amount of $366,806 and $753,973 at December 31, 2009 and 2008, respectively. In conjunction with derivative transactions, cash in the amount of $215,045 and $1,263,351 and securities in the amount of $259 and $577,838 were posted to the Company as of December 31, 2009 and 2008, respectively, which were not included in the financial statements of the Company. A portion of the cash posted to the Company was reposted as collateral by the Company in the amount of $13,309 as of December 31, 2009. No amount was reposted as collateral as of December 31, 2008.
The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2009 and 2008, the Company has pledged invested assets with a carrying amount of $243,127 and $277,412, respectively, and fair value of $244,838 and $252,447, respectively, in conjunction with these transactions.
The Company had outstanding funding agreements totaling $5,450,716 and $5,453,131 at December 31, 2009 and 2008, respectively, to the Federal Home Loan Bank (FHLB), and the funds received are reported as deposit-type liabilities per SSAP 52, Deposit-Type Contracts. Total reserves are equal to the funding agreements balance. These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business. All of the funding agreements issued to FHLB are classified in the general account as it is a general obligation of the Company. Collateral is required by FHLB to support repayment of the funding agreements. The amount of pledged collateral at December 31, 2009 and 2008 was $6,922,409 and $6,275,565, respectively. In addition, FHLB requires their common stock to be purchased. The Company owns $252,525 of FHLB common stock at December 31, 2009 and 2008. The FHLB has set funding capacity limits on the Company which are significantly higher than the current funding agreement level; however, the FHLB is under no obligation to extend additional capacity.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $4,201,338 and $4,379,983 as of December 31, 2009 and 2008, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $3,000 and $44,753 at December 31, 2009 and 2008, respectively.
The Company has guaranteed that TFLIC, an affiliate, will maintain capital and surplus amounts in excess of the statutory minimum requirements of $3,000. At December 31, 2009, TFLIC had capital and surplus of $911,627. The Company has recorded no liability for this guarantee.
The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in guaranteed sales of investments in LIHTC partnerships. These partnerships are partially or majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor’s capital account covered by this transaction is $258,591 as of December 31, 2009. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor’s inability to fully utilize tax benefits. Accordingly, the Company believes the likelihood of having to make material payments under the guarantee is remote.
As of December 31, 2009, the Company had entered into a credit enhancement and a standby liquidity asset purchase agreement on a municipal variable rate demand note facility with commitment amounts of $1,105 for which it was paid a fee. Earlier in the year, prior to a change in the remarketing agent, this agreement was drawn upon and repaid during 2009. The Company does not believe there will be an additional draw under this agreement. However, if there were, any such draws would be purchases of municipal bonds, which would be repaid with interest.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
At December 31, 2009 and 2008, the Company had entered into multiple agreements with commitment amounts of $142,425 and $123,075, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. A draw was made under one of these liquidity facilities in January 2008 for approximately $1,900, which will be repaid in full with interest. The Company believes the chance of additional draws under these agreements is minimal. Any advances that would be made under these agreements would be repaid with interest.
The Company serves as guarantor for an affiliate’s guaranties of the principal value of loans made to entities which invest in certain investment funds. There was no notional amount associated with these guarantees as of December 31, 2009. The investment funds’ assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor’s principal protection liability. There are no expected payments associated with these guarantees.
The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.
The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $34,814 and $28,404 at December 31, 2009 and 2008, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $460, $1,720 and $1,645, for the years ended December 31, 2009, 2008 and 2007, respectively.
14. Leases
The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2009, the future minimum aggregate rental commitments are as follows:

Year	Amount

2010	$15,175
2011	14,190
2012	12,357
2013	11,704
2014	11,716
The Company, both on its own and through its holdings in Transamerica Realty Investment Properties, LLC, and Transamerica Pyramid Properties, LLC and REAP 4MR, LLC, owns buildings that are rented out to others. Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2009 are as follows:

Year	Amount

2010	$40,511
2011	30,779
2012	22,533
2013	19,153
2014	6,822

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities
The Company has recorded liabilities of $632,109 and $365,846 for municipal reverse repurchase agreements as of December 31, 2009 and 2008, respectively. The reverse repurchase agreements are collateralized by securities with book values of $637,109 and $411,595 as of December 31, 2009 and 2008, respectively. These securities have maturity dates that range from 2010 to 2097 and have a weighted average interest rate of 6.24%.
At December 31, 2009 and 2008, the Company did not participate in dollar reverse repurchase agreements. The Company has no outstanding liability for borrowed money due to participation in dollar reverse repurchase agreements at December 31, 2009 or 2008.
In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2009 and reacquired within 30 days of the sale date are:

		Book Value of	Cost of
	Number of	Securities	Securities
	Transactions	Sold	Repurchased	Gain/(Loss)

Bonds:
NAIC 4	1	976	1,540	744
NAIC 6	1	64	64	(31)
16. Reconciliation to Statutory Statement
The 2008 Annual Statement did not include the appropriate tax effect on the mark to market income on a derivative as of December 31, 2008. This item was adjusted for in the 2008 financial statements, as discussed further below, and was corrected through federal income tax expense in the 2009 Annual Statement. There were no reconciling items at December 31, 2007 or for the year then ended. The reconciling items as of December 31, 2009 are as follows:

December 31,
2009
Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(99,471)
Increase federal income tax benefit	93,046

Total statutory net loss per financial statements	$(6,425)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
16. Reconciliation to Statutory Statement (continued)
The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2008
Balance Sheet:
Assets as reported in the Company’s Annual Statement	$103,871,552
Reduce current federal income tax recoverable	(93,046)
Increase admissible deferred income tax asset	4,647
Restatement to reflect IFLIC merger	1,802
Effect of change in presentation of derivatives	225,884

Assets as reported in the accompanying audited statutory-basis balance sheet	$104,010,839

Liabilities as reported in the Company’s Annual Statement	$98,944,678
Adjust current federal income tax payable	—
Restatement to reflect IFLIC merger	143
Effect of change in presentation of derivatives	225,884

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$99,170,705

Capital and surplus as reported in the Company’s Annual Statement	$4,926,874
Reduce federal income tax benefit	(93,046)
Increase admissible deferred income tax asset	4,647
Restatement to reflect IFLIC merger	1,659

Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$4,840,134

Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(528,468)
Reduce federal income tax benefit	(93,046)
Restatement to reflect IFLIC merger	96

Total statutory net income (loss) per financial statements	$(621,418)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
17. Subsequent Events
The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 19, 2010, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II).
The Company has a direct investment in and an indirect exposure to Ambac Financial Group (Ambac) as of the balance sheet date. Subsequent to year end, the Office of the Commissioner of Insurance of the State of Wisconsin (OCI) filed a petition in state court to rehabilitate the Segregated Account of Ambac Assurance Corporation (AAC), a subsidiary of Ambac, which was established upon request from OCI in order to segregate certain policies and other liabilities of AAC as there were significant existing claims or likelihood of significant claims. OCI received court approval to temporarily prevent AAC from paying out claims on the guarantees or wraps that they have issued for those securities included in the segregated account. The Company has indirect exposure to Ambac whereby the Company is reliant upon AAC’s guarantee or wrap to support the lack of impairment on securities with a carrying value of $33,885. Additionally, the Company has a direct investment in debt securities of Ambac with a carrying value of $2,046. As a significant portion of the indirect exposure and all of the direct exposure to Ambac is carried at the lower of cost or market in the Company’s 2009 financial statements, there would be no additional impact to the Company’s surplus as a result of this information.

Transamerica Life Insurance Company
Summary of Investments — Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2009
SCHEDULE I

			Amount at
			Which Shown
		Market	in the
Type of Investment	Cost (1)	Value	Balance Sheet

Fixed maturities
Bonds:
United States government and government agencies and authorities	$2,636,579	$2,612,630	$2,636,579
States, municipalities and political subdivisions	1,346,519	1,391,227	1,346,519
Foreign governments	733,391	740,331	733,391
Hybrid securities	1,777,764	1,470,840	1,777,764
All other corporate bonds	40,541,210	39,171,742	40,541,210
Preferred stocks	152,661	144,696	152,661

Total fixed maturities	47,188,124	45,531,466	47,188,124

Equity securities
Common stocks:
Industrial, miscellaneous and all other	360,043	389,485	389,485

Total equity securities	360,043	389,485	389,485

Mortgage loans on real estate	9,275,690		9,275,690
Real estate	125,806		125,806
Policy loans	759,957		759,957
Other long-term investments	1,355,386		1,355,386
Cash, cash equivalents and short-term investments	3,032,109		3,032,109

Total investments	$62,097,115		$62,126,557

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company
Supplementary Insurance Information
(Dollars in Thousands)
SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*

Year ended December 31, 2009
Individual life	$13,898,182	$—	$273,389	$1,286,997	$900,907	$1,408,720	$986,135
Individual health	2,801,188	116,341	121,468	470,438	179,158	411,103	158,964
Group life and health	1,409,957	16,322	103,431	344,829	92,181	270,852	135,934
Annuity	19,080,480	—	22,049	5,997,868	1,900,911	1,404,938	6,767,121

	$37,189,807	$132,663	$520,337	$8,100,132	$3,073,157	$3,495,613	$8,048,154

Year ended December 31, 2008
Individual life	$14,091,494	$—	$235,075	$1,945,171	$1,004,973	$1,663,836	$4,643,176
Individual health	2,663,242	133,885	125,768	501,797	189,285	425,938	183,199
Group life and health	1,416,556	17,766	108,339	370,647	102,526	300,950	178,562
Annuity	23,412,004	—	15,183	4,700,329	2,590,142	5,947,854	9,408,003

	$41,583,296	$151,651	$484,365	$7,517,944	$3,886,926	$8,338,578	$14,412,940

Year ended December 31, 2007
Individual life	$14,160,394	$—	$291,994	$1,784,034	$974,483	$1,713,927	$3,010,919
Individual health	2,515,584	173,741	98,016	515,955	168,358	514,059	229,497
Group life and health	1,411,134	17,552	126,828	378,440	95,968	341,496	229,673
Annuity	26,856,767	—	13,440	5,598,533	2,973,662	7,349,370	1,825,963

	$44,943,879	$191,293	$530,278	$8,276,962	$4,212,471	$9,918,852	$5,296,052

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company
Reinsurance
(Dollars in Thousands)
SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2009
Life insurance in force	$450,746,436	$908,732,362	$677,546,211	$219,560,285	309%

Premiums:
Individual life	2,466,652	2,799,049	1,619,394	1,286,997	126%
Individual health	540,470	189,419	119,387	470,438	25%
Group life and health	389,911	74,823	29,741	344,829	9%
Annuity	9,312,898	3,355,296	40,266	5,997,868	1%

	$12,709,931	$6,418,587	$1,808,788	$8,100,132	22%

Year ended December 31, 2008
Life insurance in force	$443,518,542	$837,623,161	$634,973,061	$240,868,442	264%

Premiums:
Individual life	$2,471,167	$2,071,576	$1,545,580	$1,945,171	79%
Individual health	573,587	205,331	133,541	501,797	27%
Group life and health	422,904	83,809	31,552	370,647	9%
Annuity	9,841,785	5,242,316	100,860	4,700,329	2%

	$13,309,443	$7,603,032	$1,811,533	$7,517,944	24%

Year ended December 31, 2007
Life insurance in force	$462,923,158	$743,762,690	$569,434,627	$288,595,095	197%

Premiums:
Individual life	$3,996,462	$3,597,084	$1,384,656	$1,784,034	78%
Individual health	592,260	215,035	138,730	515,955	27%
Group life and health	456,124	142,726	65,042	378,440	17%
Annuity	6,432,725	1,241,063	406,871	5,598,533	7%

	$11,477,571	$5,195,908	$1,995,299	$8,276,962	24%